UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60606-2807

(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

Asset Management	UBS Relationship Funds

UBS Relationship Funds
Annual Report
December 31, 2010

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Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	19
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	26
UBS International Equity Relationship Fund	33
UBS Small-Cap Equity Relationship Fund	40
UBS U.S. Equity Alpha Relationship Fund	47
UBS U.S. Large Cap Equity Relationship Fund	57
UBS U.S. Large Cap Growth Equity Relationship Fund	65
UBS Credit Bond Relationship Fund (formerly, UBS Corporate Bond Relationship Fund)	72
UBS Global Corporate Bond Relationship Fund (formerly, UBS Global Aggregate Bond Relationship Fund)	86
UBS High Yield Relationship Fund	99
UBS Opportunistic Emerging Markets Debt Relationship Fund	112
UBS Cash Management Prime Relationship Fund	120
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	124

Explanation of expense disclosure	130

Statement of assets and liabilities	132

Statement of operations	136

Statement of changes in net assets	140

Financial highlights	143

Notes to financial statements	150

Report of independent registered public accounting firm	167

General information	168

Trustee & Officer information	169

President’s letter

Dear Shareholder,

In the time since I last wrote to you, we have seen a shift in the investor mindset. Asset flows into equities seem to be turning in a positive direction, as investors appear to be showing interest, once again, in riskier assets. Nonetheless, considering the upward trend in the equity markets and encouraging signs that the economy is on the road to recovery, a surprising number of investors remain sidelined by fear, avoiding “risky” assets in favor of fixed income.

The truth is, and market pundits will tell you, that in today’s low-yield environment, fixed income investing is fraught with its own uncertainties. If rates stay low, so will returns; if bond yields rise, the value of fixed income investments will fall. In short, fixed income may not be the safe harbor that many investors believe it to be.

Fear—arguably, now more than ever, is one of the biggest obstacles to investor success. That’s not to say that when it comes to investing, no fear is a good thing. In fact, fear helps inform an investor’s own understanding of the level of risk he or she is willing to assume when it comes to building an investment plan. However, the fear that is so prevalent in the market today has little to do with rational thinking, and everything to do with basic human emotion. In fact, a good number of investors today are making investment decisions based on their desire to avoid losing money—which turns the whole idea of a long-term investment plan on its head, really.

Irrational fear, more often than not, has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—often at the expense of their long-term investment success. What can you do to fight it? A key strategy that makes sense in any environment is a diversified portfolio that blends both stocks and bonds. Diversification can’t guarantee against a loss, but it does have the potential to provide you with more consistent returns—making it easier for you to maintain the discipline you need to stay the course to achieve your financial goals.

In 2011, we will continue to build upon our 30-year foundation—growing and evolving to meet not only the challenges of our new market landscape, but also the ever-increasing diversification needs of our clients. At the same time, we will remain resolute in adhering to our disciplined investment approach, so we can seek to avoid the types of traps that can confound fear-driven investors. In doing so, we believe we will be better positioned to provide you, our clients, with the types of investment solutions that will help carry you forward over the next five, 10 or 30 years.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Continued Economic Growth
The overall US economy expanded during the 12-months ended December 31, 2010. The US economy has now grown for six consecutive quarters, spurred, in part, due to government stimulus programs, as well as the Federal Reserve Board’s (the “Fed’s”) accommodative monetary policy. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion. Looking back, gross domestic product (“GDP”) growth was 3.7% during the first quarter of 2010. GDP growth was then 1.7% and 2.6%, respectively, during the second and third quarters of the year. The Commerce Department’s initial estimate for GDP growth in the fourth quarter is 3.2%.

Economic growth outside the US was largely positive as well during the reporting period. However, there was a significant disparity between the growth rates in the international developed and emerging market countries. The European sovereign debt crisis, which began in Greece and later impacted Ireland, served to temper growth in a number of developed countries in the Eurozone. In contrast, developing countries, including China and India, continued to see their economies expand at a rapid pace.

The global equity markets end the year with a sharp rally
While it was far from a smooth ascent, the global stock market ultimately generated strong results during the reporting period—largely due to a strong rally in the fourth quarter. In the US, the S&P 500 Index1 (the “Index”) declined nearly 7% during the first half of the reporting period. However, over the second half of the period, the Index gained more than 23%. The market’s turnaround was due to several factors, including better-than-expected corporate profits, a second round of quantitative easing by the Fed, and an extension of the Bush-era tax cuts. All told, the Index gained 15.06% during the 12-months ended December 31, 2010.

International developed equities (as measured by the MSCI EAFE Index (net)2) also posted positive returns during the reporting period, gaining 7.75%. However, they lagged their US counterparts given concerns regarding the European debt crisis. In contrast, emerging market equities (as measured by the MSCI Emerging Markets Index3) gained 19.20% over the same period. Robust economic growth, overall strong demand and rising commodity prices supported emerging market equity prices.

Risk is rewarded in the fixed income markets
While there were periods of volatility, the spread sectors (non-Treasuries) generally produced strong results during the fiscal year. This was driven by signs that the economy appeared to be gaining enough momentum to avoid a double-dip recession. In addition, investor demand for the spread sectors was typically robust as investors looked to generate incremental yield in the low interest rate environment. Also supporting the spread sectors were overall strong corporate profits and indications from the Fed that it was prepared to take further actions to bolster the economy. While short- and long-term Treasury yields moved lower during the year as a whole, they rose sharply in November and December. This was triggered by optimism for a strengthening economy in 2011, and expectations for higher inflation in the

[1]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3

The markets in review

future. During the 12 months ended December 31, 2010, the overall US bond market (as measured by the Barclays Capital US Aggregate Index4) returned 6.54%.

Despite giving back a portion of their gains in May and November, riskier fixed income asset classes generated strong returns, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 15.10%, and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 12.04%.

[4]	The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US Dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Global Securities Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2010, UBS Global Securities Relationship Fund (the “Fund”) returned 12.21%, while the Fund’s benchmark, the Citigroup World Government Bond Index, returned 5.17%, and our proprietary Global Securities Relationship Fund Index (the “Index”) returned 11.02%. For comparison purposes, the MSCI World Free Index (net) returned 11.76%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance was due primarily to market allocation decisions and currency strategy.

Portfolio performance summary
What worked

•	The Fund’s overweight to risk assets made a significant contribution to relative performance during the 12 months.

	–	The Fund was overweight to equities for much of the year, finishing the period at a 70% equity allocation. The Fund’s benchmark weight is 65% in equities, and the Fund’s actual allocation was as high as 75% during 2010. This position was rewarded as the global economic landscape improved considerably following the recent “Great Recession.”

	–	Within equities, the Fund was overweight to US versus European stocks. The year saw a large divergence between strong returns in the US, with much lower growth in Europe.

	–	The Fund’s European equity positions emphasized core European countries such as Germany, while underweighting lower-growth economies like Spain. This weighting was successful as sovereign debt concerns continued into the fourth quarter of the year.

•	The Fund had significant exposure to investment grade corporate bonds, which was positive for performance.

	–	We find US and European investment grade corporate credit to be attractive. We believe that healthier balance sheets, coupled with strong corporate profits, should benefit credit.

	–	We de-emphasized Treasuries in favor of corporate bonds, and benefited when corporates posted higher returns during the 12 months.

•	The Fund’s currency strategy contributed strongly to relative returns.

	–	At the end of 2009, we viewed the Euro as expensive relative to the US dollar. We took a significant underweight to the Euro in the Fund, while overweighting the US dollar. This position was rewarded as sovereign debt concerns in Greece caused the Euro to decline by roughly 20% during the period, and the dollar strengthened in tandem.

	–	The Fund is overweight to other European currencies, as well. In particular, we believe the Swedish krona and the Swiss franc are undervalued relative to the Euro. This proved to be the case, particularly in the second half of the reporting period.

5

UBS Global Securities Relationship Fund

What didn’t work

•	Security selection and sector allocation in US equities made negative contributions to performance during the year.

	–	An overweight to the utilities sector made a negative contribution to performance. Defensive sectors lagged the market meaningfully as the economy began to recover.

	–	The Fund was underweight materials and telecommunications stocks, which rallied during the fourth quarter. We believe that, while the economy is improving, these areas appear to be already pricing in a strong global economic environment.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

6

UBS Global Securities Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	10 years

UBS Global Securities Relationship Fund	12.21%	3.67%	6.89%

Citigroup World Government Bond Index[1]	5.17%	7.09%	7.00%

MSCI World Free Index (net)[2]	11.76%	2.43%	2.31%

Global Securities Relationship Fund Index[3]	11.02%	4.86%	5.04%

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index; 15% Citigroup World Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup World Government Bond Index replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

7

UBS Global Securities Relationship Fund

Top 10 equity holdings (unaudited)[1]
As of December 31, 2010
% of net assets

Apple, Inc.	1.1%
Exxon Mobil Corp.	0.8
Wells Fargo & Co.	0.6
JPMorgan Chase & Co.	0.5
Illinois Tool Works, Inc.	0.5
QUALCOMM, Inc.	0.5
AT&T, Inc.	0.5
Google, Inc., Class A	0.5
Procter & Gamble Co.	0.5
Allergan, Inc.	0.4

Total	5.9%

Country exposure, top five (unaudited)[2]
As of December 31, 2010
% of net assets

United States	35.2%
United Kingdom	4.0
Germany	2.9
Japan	2.7
China	2.0

Total	46.8%

Top ten long-term fixed income holdings
(unaudited)[1]
As of December 31, 2010
% of net assets

US Treasury Notes,
0.500%, due 11/30/12	2.5%
US Treasury Notes,
0.375%, due 10/31/12	0.8
US Treasury Notes,
1.375%, due 11/30/15	0.8
US Treasury Bonds,
8.000%, due 11/15/21	0.6
US Treasury Notes,
2.500%, due 04/30/15	0.6
US Treasury Notes,
2.625%, due 11/15/20	0.6
US Treasury Notes,
3.125%, due 04/30/17	0.6
US Treasury Bonds,
6.250%, due 08/15/23	0.4
US Treasury Notes,
1.250%, due 09/30/15	0.4
Bundesrepublik Deutschland,
3.500%, due 07/04/19	0.3

Total	7.6%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 46.2%, United Kingdom 7.4%, Japan 5.4%, China 3.8% and Germany 3.5%.

8

UBS Global Securities Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets
as of December 31, 2010

Common stocks
Aerospace & defense	1.01%
Air freight & logistics	0.50
Airlines	0.48
Auto components	0.29
Automobiles	0.74
Beverages	0.62
Biotechnology	0.37
Building products	0.30
Capital markets	1.42
Chemicals	1.44
Commercial banks	2.98
Communications equipment	1.24
Computers & peripherals	1.97
Construction & engineering	0.28
Construction materials	0.37
Distributors	0.06
Diversified consumer services	0.12
Diversified financial services	1.34
Diversified telecommunication services	0.76
Electric utilities	1.15
Electrical equipment	0.12
Electronic equipment, instruments & components	0.12
Energy equipment & services	1.10
Food & staples retailing	1.18
Food products	0.55
Health care equipment & supplies	0.89
Health care providers & services	0.63
Hotels, restaurants & leisure	1.43
Household durables	0.33
Household products	0.47
Industrial conglomerates	0.22
Insurance	1.73
Internet & catalog retail	0.68
Internet software & services	0.87
IT services	0.39
Leisure equipment & products	0.11
Life sciences tools & services	0.15
Machinery	1.93
Media	1.60
Metals & mining	1.65
Office electronics	0.42
Oil, gas & consumable fuels	3.99
Personal products	0.39
Pharmaceuticals	2.28
Professional services	0.19
Real estate management & development	0.25
Road & rail	0.35
Semiconductors & semiconductor equipment	0.88
Software	1.31
Specialty retail	0.56
Textiles, apparel & luxury goods	0.18
Tobacco	0.20
Trading companies & distributors	0.51
Wireless telecommunication services	0.90

Total common stocks	46.00%

Preferred stock	0.20%

Bonds
Corporate bonds
Capital markets	0.03
Commercial banks	0.13
Diversified financial services	0.09
Wireless telecommunication services	0.02

Total corporate bonds	0.27%

Mortgage & agency debt securities	0.01
US government obligations	7.90
Non-US government obligations	3.29

Total bonds	11.47%

Investment companies
UBS Credit Bond Relationship Fund	4.16
UBS Emerging Markets Equity Relationship Fund	4.48
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	14.82
UBS Global Corporate Bond Relationship Fund	4.17
UBS High Yield Relationship Fund	3.98
UBS Small-Cap Equity Relationship Fund	2.09

Total investment companies	33.70%

Rights	0.00 [2]
Warrants	0.19
Short-term investment	6.77
Investment of cash collateral from securities loaned	1.17

Total investments	99.50%

Cash and other assets, less liabilities	0.50

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.
[2]	Amount represents less than 0.005%.

9

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 46.00%
Australia: 0.60%
National Australia Bank Ltd.	97,581	$2,365,399
Orica Ltd.	126,231	3,214,816
Qantas Airways Ltd.*	902,895	2,345,642
QBE Insurance Group Ltd.	80,241	1,489,579

Total Australia common stocks		9,415,436

Belgium: 0.19%
Anheuser-Busch InBev NV	51,622	2,952,450

Brazil: 0.62%
Banco Bradesco SA ADR[1]	33,776	685,315
BM&F BOVESPA SA	79,000	624,861
Cia de Bebidas das Americas ADR	40,000	1,241,200
Cosan Ltd., Class A	53,400	727,308
Diagnosticos da America SA	45,000	609,940
Itau Unibanco Holding SA ADR	33,760	810,578
MMX Mineracao e Metalicos SA*	83,110	562,244
Petroleo Brasileiro SA ADR	56,700	2,145,528
Tam SA ADR	28,600	695,838
Vale SA ADR	44,900	1,552,193

Total Brazil common stocks		9,655,005

Canada: 1.64%
Canadian Oil Sands Ltd.	70,400	1,872,755
EnCana Corp.	51,800	1,515,500
Petrobank Energy & Resources Ltd.*	57,200	1,452,580
Petrominerales Ltd.	35,121	1,171,282
Potash Corp. of Saskatchewan, Inc.	11,900	1,842,477
Research In Motion Ltd.*	47,300	2,762,457
Suncor Energy, Inc.	101,800	3,919,244
Teck Resources Ltd., Class B1	76,500	4,754,033
Toronto-Dominion Bank	48,900	3,651,639
TransCanada Corp.[1]	70,800	2,705,111

Total Canada common stocks		25,647,078

China: 1.97%
Agile Property Holdings Ltd.	462,000	679,971
AIA Group Ltd.*	899,286	2,527,969
Angang Steel Co., Ltd., H Shares	584,000	894,092
Baidu, Inc. ADR*	39,500	3,812,935
BBMG Corp., H Shares	692,000	938,359
China Coal Energy Co., H Shares	383,000	598,191
China Liansu Group Holdings Ltd.*	2,108,300	1,697,967
China Oilfield Services Ltd., H Shares	558,000	1,208,924
Chongqing Machinery & Electric Co., Ltd., H Shares	2,358,000	879,760
CNOOC Ltd.	624,000	1,480,362
CSR Corp. Ltd., H Shares	670,000	880,944
	Shares	Value

Focus Media Holding Ltd. ADR*	65,800	$1,442,994
Guangzhou Automobile Group Co., Ltd., H Shares	458,000	631,659
Industrial & Commercial Bank of China, H Shares	392,000	292,003
International Mining Machinery Holdings Ltd.*	836,000	676,518
Jardine Matheson Holdings Ltd.	56,000	2,464,000
Melco Crown Entertainment Ltd. ADR*[1]	243,400	1,548,024
New World Development Ltd.	1,307,000	2,454,997
Shougang Concord International Enterprises Co., Ltd.*	1,716,000	249,470
Sina Corp.*[1]	24,000	1,651,680
Tencent Holdings Ltd.	44,400	964,795
Xingda International Holdings Ltd.	1,447,000	1,563,761
Yanzhou Coal Mining Co., Ltd., H Shares	248,000	757,771
Zhongsheng Group Holdings Ltd.*	204,500	444,634

Total China common stocks		30,741,780

Denmark: 0.21%
FLSmidth & Co. A/S	34,010	3,243,664

Finland: 0.19%
Sampo Oyj, Class A	110,441	2,959,025

France: 0.47%
BNP Paribas	67,231	4,277,320
Carrefour SA	75,859	3,127,276

Total France common stocks		7,404,596

Germany: 1.15%
Bayer AG	37,972	2,806,032
E.ON AG	112,227	3,439,538
Fresenius Medical Care AG & Co. KGaA	38,212	2,207,440
HeidelbergCement AG	50,982	3,195,168
MAN SE	18,224	2,167,149
Metro AG	57,711	4,155,183

Total Germany common stocks		17,970,510

India: 0.25%
HDFC Bank Ltd. ADR	4,300	718,573
ICICI Bank Ltd. ADR	14,000	708,960
Infosys Technology Ltd. ADR	14,300	1,087,944
Reliance Industries Ltd. GDR[2]	11,490	546,005
Tata Motors Ltd. ADR	26,000	762,840

Total India common stocks		3,824,322

Indonesia: 0.11%
Astra International Tbk PT	276,500	1,674,037

10

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Ireland: 0.73%
Covidien PLC	113,800	$5,196,108
James Hardie Industries SE CDI*	255,008	1,768,374
Ryanair Holdings PLC ADR	62,800	1,931,728
Seagate Technology PLC*	169,900	2,553,597

Total Ireland common stocks		11,449,807

Japan: 2.72%
Asahi Glass Co., Ltd.	252,000	2,945,535
Canon, Inc.[1]	68,800	3,567,533
ITOCHU Corp.	250,100	2,532,112
Kao Corp.	85,000	2,290,676
KDDI Corp.	401	2,316,406
Mitsubishi Corp.	173,600	4,699,751
Nissan Motor Co., Ltd.	408,500	3,889,278
ORIX Corp.	36,470	3,589,054
Ricoh Co., Ltd.	204,000	2,990,024
Sankyo Co., Ltd.	30,100	1,699,822
Shin-Etsu Chemical Co., Ltd.	47,100	2,552,531
Sony Financial Holdings, Inc.	682	2,759,416
Sumitomo Mitsui Financial Group, Inc.	107,300	3,822,042
THK Co., Ltd.	124,900	2,872,131

Total Japan common stocks		42,526,311

Kazakhstan: 0.04%
Eurasian Natural Resources Corp.	42,411	692,969

Luxembourg: 0.19%
ArcelorMittal	76,379	2,896,612

Malaysia: 0.25%
Axiata Group Bhd*	594,500	915,802
Bumiputra-Commerce Holdings Bhd	284,600	784,531
Gamuda Bhd	256,800	317,304
KNM Group Bhd*	926,700	853,520
Malayan Banking Bhd	400,600	1,104,297

Total Malaysia common stocks		3,975,454

Netherlands: 0.50%
ASML Holding NV	77,468	2,991,742
LyondellBasell Industries NV, Class A*	50,100	1,723,440
New World Resources NV, Class A	64,558	967,269
Wolters Kluwer NV	98,590	2,160,632

Total Netherlands common stocks		7,843,083

Norway: 0.44%
Petroleum Geo-Services ASA*	171,957	2,677,320
Telenor ASA	258,710	4,203,170

Total Norway common stocks		6,880,490

Peru: 0.03%
Credicorp Ltd.	3,700	439,967
	Shares	Value

Philippines: 0.21%
Alliance Global Group, Inc.	3,727,000	$1,063,399
Megaworld Corp.	15,499,000	877,368
Metropolitan Bank & Trust	535,750	880,484
Universal Robina Corp.	555,300	442,998

Total Philippines common stocks		3,264,249

Russia: 0.28%
Globaltrans Investment PLC GDR[3]	55,058	935,986
Mechel OAO ADR	63,000	1,841,490
Mobile Telesystems OJSC ADR	26,050	543,663
Uralkali GDR[3]	27,829	1,021,881

Total Russia common stocks		4,343,020

Singapore: 0.25%
DBS Group Holdings Ltd.	202,482	2,259,354
Olam International Ltd.	640,000	1,565,902

Total Singapore common stocks		3,825,256

South Africa: 0.30%
African Bank Investments Ltd.	149,058	876,812
Barloworld Ltd.	80,610	819,866
Impala Platinum Holdings Ltd.	9,995	353,463
Imperial Holdings Ltd.	47,517	919,539
JD Group Ltd.	71,499	629,517
Shoprite Holdings Ltd.	69,791	1,055,738

Total South Africa common stocks		4,654,935

South Korea: 0.60%
Doosan Infracore Co. Ltd.*	33,000	814,169
Glovis Co., Ltd.*	8,034	1,054,777
Hyundai Engineering & Construction Co. Ltd.*	12,754	812,507
Hyundai Heavy Industries Co., Ltd.*	4,589	1,791,283
Hyundai Motor Co.*	11,673	1,784,532
KB Financial Group, Inc.*	10,879	575,152
KIWOOM Securities Co., Ltd.	18,072	925,177
LG Chem Ltd.*	2,124	731,768
Samsung Electro-Mechanics Co. Ltd.*	6,269	684,955
The Basic House Co. Ltd.*	8,997	145,075

Total South Korea common stocks		9,319,395

Spain: 0.12%
Acciona SA	27,213	1,927,331

Switzerland: 0.93%
Credit Suisse Group AG	84,436	3,401,823
Novartis AG	87,557	5,145,729
Roche Holding AG	20,667	3,028,213
SGS SA	1,732	2,906,426

Total Switzerland common stocks		14,482,191

11

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Taiwan: 0.27%
Formosa Chemicals & Fibre Corp.	222,000	$747,703
HON HAI Precision Industry Co., Ltd.	73,960	298,057
Largan Precision Co., Ltd.	37,000	920,035
Powertech Technology, Inc.	183,000	608,818
Uni-President Enterprises Corp.	730,600	1,083,753
Yuanta Financial Holding Co., Ltd.	760,000	568,244

Total Taiwan common stocks		4,226,610

Thailand: 0.16%
Bangkok Bank PCL	133,000	670,131
Home Product Center PCL	1,041,504	304,038
Thanachart Capital PCL	509,000	607,862
Tisco Financial Group PCL	625,100	845,010

Total Thailand common stocks		2,427,041

Turkey: 0.03%
Turkiye Garanti Bankasi AS	101,151	512,306

United Kingdom: 3.26%
Barclays PLC	676,522	2,759,794
BP PLC	906,018	6,576,232
British Sky Broadcasting Group PLC	167,435	1,921,313
Carnival PLC	63,559	2,955,008
Cobham PLC	402,368	1,276,620
GlaxoSmithKline PLC	171,866	3,322,658
Imperial Tobacco Group PLC	101,938	3,127,773
Lloyds Banking Group PLC*	3,969,405	4,065,975
Man Group PLC	702,865	3,243,677
Prudential PLC	318,275	3,314,767
Rio Tinto PLC	78,901	5,519,048
Sage Group PLC	652,565	2,781,610
Scottish & Southern Energy PLC	137,792	2,631,686
Tullow Oil PLC	111,865	2,199,294
Vodafone Group PLC	2,041,320	5,276,787

Total United Kingdom common stocks		50,972,242

United States: 27.29%
Adobe Systems, Inc.*	173,100	5,328,018
Aflac, Inc.	105,000	5,925,150
Agilent Technologies, Inc.*	55,700	2,307,651
Alexion Pharmaceuticals, Inc.*	13,900	1,119,645
Allergan, Inc.	105,800	7,265,286
Amazon.com, Inc.*	39,600	7,128,000
American Electric Power Co., Inc.	147,750	5,316,045
American Tower Corp., Class A*	25,100	1,296,164
Amgen, Inc.*	51,000	2,799,900
Amylin Pharmaceuticals, Inc.*	34,400	506,024
Anadarko Petroleum Corp.	30,500	2,322,880
Apollo Group, Inc., Class A*	48,200	1,903,418
Apple, Inc.*	52,600	16,966,656
Applied Materials, Inc.	135,900	1,909,395
	Shares	Value

AT&T, Inc.	258,100	$7,582,978
Autodesk, Inc.*	59,100	2,257,620
Avon Products, Inc.	127,000	3,690,620
Baker Hughes, Inc.	74,200	4,242,014
Bank of New York Mellon Corp.	127,300	3,844,460
Baxter International, Inc.	56,600	2,865,092
BlackRock, Inc.	7,700	1,467,466
Boston Scientific Corp.*	258,900	1,959,873
Broadcom Corp., Class A	50,600	2,203,630
C.H. Robinson Worldwide, Inc.	28,600	2,293,434
Carnival Corp.	142,100	6,552,231
Celanese Corp.	36,600	1,506,822
Cisco Systems, Inc.*	170,200	3,443,146
Citigroup, Inc.*	751,000	3,552,230
CME Group, Inc.	6,200	1,994,850
Comcast Corp., Class A	296,800	6,520,696
Concho Resources, Inc.*	25,200	2,209,284
CONSOL Energy, Inc.	44,200	2,154,308
Crown Castle International Corp.*	84,100	3,686,103
CVS Caremark Corp.	73,800	2,566,026
Danaher Corp.	54,900	2,589,633
Discovery Communications, Inc., Class A*	61,200	2,552,040
Dover Corp.	82,500	4,822,125
Dow Chemical Co.	91,400	3,120,396
Edison International	25,200	972,720
EMC Corp.*	221,300	5,067,770
Express Scripts, Inc.*	31,900	1,724,195
Exxon Mobil Corp.	176,900	12,934,928
F5 Networks, Inc.*	10,600	1,379,696
FedEx Corp.	46,700	4,343,567
FirstEnergy Corp.[1]	102,200	3,783,444
Fortune Brands, Inc.	85,800	5,169,450
Freeport-McMoRan Copper & Gold, Inc.	22,300	2,678,007
GameStop Corp., Class A*	124,900	2,857,712
General Dynamics Corp.	85,000	6,031,600
General Motors Co.*	99,200	3,656,512
Genzyme Corp.*	20,500	1,459,600
Goldman Sachs Group, Inc.	38,700	6,507,792
Google, Inc., Class A*	12,400	7,365,228
Hess Corp.	51,700	3,957,118
Hewlett-Packard Co.	101,500	4,273,150
Illinois Tool Works, Inc.	151,600	8,095,440
IntercontinentalExchange, Inc.*	11,200	1,334,480
International Game Technology	225,800	3,994,402
Interpublic Group of Cos., Inc.*	87,345	927,604
Intersil Corp., Class A	106,100	1,620,147
Johnson & Johnson	116,500	7,205,525
Johnson Controls, Inc.	117,500	4,488,500
JPMorgan Chase & Co.	192,600	8,170,092
Juniper Networks, Inc.*	68,600	2,532,712
Kellogg Co.	121,400	6,201,112

12

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Kroger Co.	216,600	$4,843,176
Las Vegas Sands Corp.*	52,200	2,398,590
Lowe’s Cos., Inc.	180,800	4,534,464
Marathon Oil Corp.	63,700	2,358,811
Marvell Technology Group Ltd.*	114,100	2,116,555
MasterCard, Inc., Class A	6,800	1,523,948
McDonald’s Corp.	62,800	4,820,528
Medtronic, Inc.	105,200	3,901,868
Merck & Co., Inc.	136,300	4,912,252
MetLife, Inc.	107,100	4,759,524
Microsoft Corp.	117,600	3,283,392
Monsanto Co.	23,300	1,622,612
Morgan Stanley	80,800	2,198,568
National Semiconductor Corp.	164,600	2,264,896
NIKE, Inc., Class B	30,600	2,613,852
Noble Corp.	133,600	4,778,872
Occidental Petroleum Corp.	46,000	4,512,600
Oracle Corp.	96,100	3,007,930
PACCAR, Inc.	17,600	1,010,592
Pall Corp.	39,400	1,953,452
Parker Hannifin Corp.	18,200	1,570,660
PepsiCo, Inc.	83,800	5,474,654
Praxair, Inc.	15,000	1,432,050
Precision Castparts Corp.	17,800	2,477,938
Priceline.com, Inc.*	8,600	3,436,130
Principal Financial Group, Inc.	104,000	3,386,240
Procter & Gamble Co.	114,200	7,346,486
QUALCOMM, Inc.	156,300	7,735,287
Raytheon Co.	55,100	2,553,334
Red Hat, Inc.*	25,500	1,164,075
Riverbed Technology, Inc.*	41,900	1,473,623
Roper Industries, Inc.	24,200	1,849,606
Ryder System, Inc.	57,500	3,026,800
SanDisk Corp.*	40,400	2,014,344
Schlumberger Ltd.	40,900	3,415,150
Sherwin-Williams Co.	34,100	2,855,875
Southwest Airlines Co.	191,000	2,479,180
Steel Dynamics, Inc.	69,500	1,271,850
Symantec Corp.*	169,800	2,842,452
Teradata Corp.*	38,200	1,572,312
Time Warner, Inc.	170,600	5,488,202
Ultra Petroleum Corp.*	104,800	5,006,296
Union Pacific Corp.	17,400	1,612,284
United Technologies Corp.	42,800	3,369,216
UnitedHealth Group, Inc.	148,600	5,365,946
US Bancorp	201,400	5,431,758
Viacom, Inc., Class B	103,000	4,079,830
Visa, Inc., Class A	26,300	1,850,994
Watson Pharmaceuticals, Inc.*	39,000	2,014,350
Wells Fargo & Co.	282,300	8,748,476

Total United States common stocks		426,265,692

Total common stocks
(cost $588,810,107)		718,412,864
	Shares		Value

Preferred stock: 0.20%
Germany: 0.20%
Volkswagen AG, Preference shares
(cost $1,833,787)		19,646	$3,187,108

	Face amount

Bonds: 11.47%
Corporate bonds: 0.27%
France: 0.01%
Societe Generale,
3.750%, due 08/21/14	EUR	150,000	205,041

Ireland: 0.01%
GE Capital European Funding,
4.875%, due 03/06/13		100,000	140,517

Netherlands: 0.01%
Rabobank Nederland NV,
4.125%, due 01/14/20		150,000	201,646

Norway: 0.01%
DnB NOR Bank ASA,
4.500%, due 05/29/14		125,000	177,498

Spain: 0.03%
Spain Government Bond,
2.750%, due 04/30/12		350,000	464,693

Sweden: 0.01%
Nordea Bank AB,
4.500%, due 05/12/14		75,000	106,299

Switzerland: 0.01%
Credit Suisse/London,
4.750%, due 08/05/19		135,000	184,748

United Kingdom: 0.14%
Barclays Bank PLC,
4.875%, due 08/13/19		125,000	170,079
Lloyds TSB Bank PLC,
6.750%, due 10/24/18	GBP	150,000	243,873
Network Rail Infrastructure
Finance PLC,
4.875%, due 03/07/12		450,000	730,083
Royal Bank of Scotland PLC,
6.625%, due 09/17/18		170,000	273,539
Vodafone Group PLC,
3.625%, due 11/29/12	EUR	250,000	345,200
Wellcome Trust Finance,
4.750%, due 05/28/21	GBP	200,000	325,713

Total United Kingdom corporate bonds			2,088,487

13

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

United States: 0.04%
Citigroup, Inc.,
5.500%, due 11/18/15		$110,000	$177,336
Goldman Sachs Group, Inc.,
5.125%, due 10/23/19	EUR	150,000	195,709
Morgan Stanley,
5.500%, due 10/02/17		150,000	202,829

Total United States corporate bonds			575,874

Total corporate bonds
(cost $4,215,392)			4,144,803

Mortgage & agency debt securities: 0.01%
United States: 0.01%
Federal Home Loan Mortgage
Corp. Gold Pools, #G00194,
7.500%, due 02/01/24[4]		$91,144	103,784
Federal National Mortgage
Association Pools, #253824,
7.000%, due 03/01/31[4]		78,011	88,447

Total mortgage & agency debt securities
(cost $174,527)			192,231

US government obligations: 7.90%
United States: 7.90%
US Treasury Bonds,
3.875%, due 08/15/40[1]		5,400,000	4,973,908
5.375%, due 02/15/31		1,300,000	1,517,547
6.125%, due 11/15/27		1,000,000	1,256,250
6.250%, due 08/15/23		5,000,000	6,284,375
8.000%, due 11/15/21[1]		6,860,000	9,702,612
US Treasury Notes,
0.375%, due 10/31/12[1]		12,415,000	12,377,171
0.500%, due 11/30/12[1]		39,115,000	39,064,581
1.250%, due 09/30/15		6,025,000	5,845,660
1.375%, due 11/30/15[1]		12,515,000	12,162,039
2.500%, due 04/30/15[1]		9,135,000	9,444,019
2.625%, due 04/30/16[1]		2,000,000	2,047,344
2.625%, due 11/15/20[1]		9,895,000	9,333,766
3.125%, due 04/30/17		9,000,000	9,325,548

Total US government obligations
(cost $124,204,442)			123,334,820

Non-US government obligations: 3.29%
Australia: 0.02%
Australia Government Bond,
4.500%, due 10/21/14	AUD	345,000	342,873

Austria: 0.08%
Republic of Austria,
4.300%, due 09/15/17[2]	EUR	880,000	1,274,606
	Face amount		Value

Belgium: 0.09%
Kingdom of Belgium,
3.500%, due 03/28/15	EUR	1,035,000	$1,406,182

Canada: 0.10%
Government of Canada,
3.750%, due 06/01/19	CAD	370,000	392,160
5.250%, due 06/01/12		1,090,000	1,152,629
5.750%, due 06/01/29		100	131
6.000%, due 06/01/11		200	205
8.000%, due 06/01/23		200	296

			1,545,421

Denmark: 0.04%
Government of Denmark,
4.000%, due 11/15/17	DKK	3,515,000	685,520

Finland: 0.06%
Government of Finland,
3.875%, due 09/15/17	EUR	613,000	883,177

France: 0.24%
Government of France,
2.500%, due 01/12/14		870,000	1,198,446
3.750%, due 04/25/21		260,000	358,782
4.000%, due 04/25/18		185,000	264,412
4.000%, due 04/25/55		645,000	875,790
5.000%, due 10/25/11		730,000	1,009,232

			3,706,662

Germany: 1.52%
Bundesobligation,
1.750%, due 10/09/15		1,810,000	2,407,214
3.500%, due 04/12/13		2,250,000	3,182,355
4.000%, due 04/13/12		3,150,000	4,389,674
Bundesrepublik Deutschland,
3.500%, due 07/04/19		3,635,000	5,099,691
4.000%, due 01/04/37		1,940,000	2,803,989
5.000%, due 07/04/12		455,000	646,711
6.250%, due 01/04/24		1,065,000	1,872,679
Bundesschatzanweisungen,
1.250%, due 03/11/11		625,000	836,599
Kreditanstalt fuer Wiederaufbau,
3.875%, due 07/04/13		1,150,000	1,631,779
5.000%, due 07/04/11		300,000	409,178
5.500%, due 06/05/14	AUD	520,000	525,681

			23,805,550

14

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

Ireland: 0.02%
Republic of Ireland,
3.900%, due 03/05/12	EUR	270,000	$350,179

Italy: 0.23%
Buoni Poliennali Del Tesoro,
5.000%, due 09/01/40		2,805,000	3,520,799

Mexico: 0.06%
Mexican Bonos, Series M
8.000%, due 06/11/20	MXN	11,000,000	953,966

Netherlands: 0.07%
Government of the Netherlands,
4.500%, due 07/15/17	EUR	700,000	1,041,532

Spain: 0.15%
Government of Spain,
4.100%, due 04/30/11		400,000	537,048
4.200%, due 01/31/37		320,000	328,529
6.150%, due 01/31/13		1,105,001	1,549,159

			2,414,736

Sweden: 0.04%
Government of Sweden,
6.750%, due 05/05/14	SEK	3,390,000	572,605

United Kingdom: 0.57%
UK Gilts,
2.000%, due 01/22/16	GBP	2,485,000	3,798,891
2.750%, due 01/22/15		835,000	1,337,845
4.250%, due 12/07/49		560,000	890,121
4.500%, due 03/07/13		605,000	1,012,094
4.750%, due 12/07/38		1,105,000	1,882,854

			8,921,805

Total Non-US government obligations
(cost $52,650,308)			51,425,613

Total bonds
(cost $181,244,669)			179,097,467

	Shares

Investment companies: 33.70%
UBS Credit Bond Relationship
Fund*[5]		4,589,058	65,030,620
UBS Emerging Markets Equity
Relationship Fund*[5]		1,751,622	69,885,347
UBS Global (ex-U.S.) All Cap
Growth Relationship Fund*[5]		16,055,615	231,449,718
UBS Global Corporate Bond
Relationship Fund*[5]		5,987,762	65,030,689
UBS High Yield Relationship
Fund*[5]		2,345,217	62,192,330
	Shares	Value

UBS Small-Cap Equity
Relationship Fund*[5]	581,765	$32,689,964

Total investment companies
(cost $388,552,105)		526,278,668

Number of rights

Rights: 0.00%[6]
Philippines: 0.00%[6]
Metropolitan Bank, expires 01/14/11*[7,8]
(cost $0)	61,180	30,723

Number of warrants

Warrants: 0.19%
India: 0.03%
India Infoline Ltd., strike @ USD 0.000001,
expires 09/21/20*	248,884	457,247

Russia: 0.16%
Aeroflot - Russian Airlines OJSC,
strike @ USD 0.00001,
expires 04/08/13*	347,647	903,882
Sberbank of Russia, strike @ USD 0.00001,
expires 11/05/12*	472,701	1,610,493

Total Russia warrants		2,514,375

Total warrants
(cost $2,818,158)		2,971,622

	Shares

Short-term investment: 6.77%
Investment company: 6.77%
UBS Cash Management Prime
Relationship Fund[5]
(cost $105,751,334)	105,751,334	105,751,334

Investment of cash collateral from securities loaned: 1.17%
UBS Private Money Market
Fund LLC[5]
(cost $18,200,621)	18,200,621	18,200,621

Total investments: 99.50%
(cost $1,287,210,781)		1,553,930,407

Cash and other assets, less
liabilities: 0.50%		7,863,576

Net assets: 100.00%		$1,561,793,983

15

UBS Global Securities Relationship Fund
Portfolio of investments

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $1,317,801,192; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$246,436,517
Gross unrealized depreciation	(10,307,302)

Net unrealized appreciation of investments	$236,129,215

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2010.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $1,820,611 or 0.12% of net assets.
[3]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $1,957,867 or 0.13% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in
					net unrealized		Income
		Purchases	Sales	Net realized	appreciation/		earned from
		during the	during the	gain/(loss) during	(depreciation)		affiliate for
		year	year	the year	during the		the year
	Value	ended	ended	ended	year ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime
Relationship Fund	$59,375,726	$480,549,753	$434,174,145	$—	$—	$105,751,334	$135,387

UBS Private Money Market
Fund LLC[a]	34,843,584	199,160,870	215,803,833	—	—	18,200,621	486,193

UBS Credit Bond Relationship Fund	102,812,043	—	45,000,000	8,064,320	(845,743)	65,030,620	—

UBS Emerging Markets Equity
Relationship Fund	92,091,308	—	33,000,000	14,864,701	(4,070,662)	69,885,347	—

UBS Global (ex-U.S.) All Cap Growth
Relationship Fund	246,229,079	12,000,000	45,000,000	11,669,429	6,551,210	231,449,718	—

UBS Global Corporate Bond
Relationship Fund	90,630,928	39,800,000	73,100,000	5,097,267	2,602,494	65,030,689	—

UBS High Yield Relationship Fund	53,323,959	19,000,000	17,500,000	5,359,837	2,008,534	62,192,330	—

UBS Small-Cap Equity Relationship Fund	27,595,415	—	4,000,000	(423,997)	9,518,546	32,689,964	—

UBS U.S. Treasury Inflation Protected
Securities Relationship Fund	493,560	—	496,225	28,165	(25,500)	—	—

	$707,395,602	$750,510,623	$868,074,203	$44,659,722	$15,738,879	$650,230,623	$621,580

[a]	The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

[6]	Amount represents less than 0.005%.
[7]	Security is illiquid. At December 31, 2010, the value of this security amounted to $30,723 or 0.00% of net assets.
[8]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of this security amounted to $30,723 or 0.00% of net assets.
ADR	American depositary receipt
CDI	Chess depositary interest
GDR	Global depositary receipt
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:
AUD	Australian Dollar	GBP	Great Britain Pound
CAD	Canadian Dollar	MXN	Mexican Peso
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro

16

UBS Global Securities Relationship Fund
Portfolio of investments

Forward foreign currency contracts
UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2010:

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Barclays Bank PLC	HKD	138,280,000	USD	17,822,688	03/03/11	$23,759

Goldman Sachs International	JPY	1,497,100,000	USD	18,044,170	03/03/11	(406,523)

JPMorgan Chase Bank	EUR	14,300,000	USD	18,841,865	03/03/11	(264,556)

JPMorgan Chase Bank	NOK	26,300,000	USD	4,250,196	03/03/11	(244,233)

JPMorgan Chase Bank	USD	1,666,628	EUR	1,260,000	03/03/11	16,874

JPMorgan Chase Bank	USD	4,151,858	GBP	2,650,000	03/03/11	(22,028)

JPMorgan Chase Bank	USD	15,517,480	KRW	17,977,000,000	03/03/11	275,333

JPMorgan Chase Bank	USD	15,538,730	MXN	195,990,000	03/03/11	264,270

JPMorgan Chase Bank	USD	22,302,349	TWD	674,200,000	03/03/11	851,847

Morgan Stanley & Co. Inc.	CAD	9,850,000	USD	9,606,007	03/03/11	(288,982)

Morgan Stanley & Co. Inc.	CHF	9,160,000	USD	9,136,155	03/03/11	(666,718)

Morgan Stanley & Co. Inc.	USD	139,113,853	JPY	11,635,900,000	03/03/11	4,290,341

Morgan Stanley & Co. Inc.	USD	16,098,473	PLN	49,535,000	03/03/11	573,022

Morgan Stanley & Co. Inc.	USD	43,136,699	SEK	304,420,000	03/03/11	2,035,039

Morgan Stanley & Co. Inc.	USD	33,616,821	SGD	44,350,000	03/03/11	941,171

Net unrealized appreciation on forward foreign currency contracts						$7,378,616

Currency type abbreviations:
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
EUR	Euro	PLN	Polish Zloty
GBP	Great Britain Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
JPY	Japanese Yen	TWD	New Taiwan Dollar
KRW	Korean Won	USD	United States Dollar

Futures contracts
UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:

10 Year US Treasury Notes, 198 contracts (USD)	March 2011	$(24,593,445)	$(23,846,625)	$746,820

Index futures buy contracts:

Amsterdam Exchange Index, 171 contracts (EUR)	January 2011	16,101,439	16,214,878	113,439

DAX Index, 206 contracts (EUR)	March 2011	48,129,787	47,671,233	(458,554)

EURO STOXX 50 Index, 842 contracts (EUR)	March 2011	32,045,107	31,437,099	(608,008)

FTSE 100 Index, 259 contracts (GBP)	March 2011	23,569,624	23,796,341	226,717

S&P 500 Index, 408 contracts (USD)	March 2011	25,050,384	25,561,200	510,816

Index futures sell contracts:

FTSE/MIB Index, 175 contracts (EUR)	March 2011	(24,244,101)	(23,624,949)	619,152

IBEX 35 Index, 294 contracts (EUR)	January 2011	(38,775,876)	(38,466,117)	309,759

Russell 2000 Mini Index, 400 contracts (USD)	March 2011	(30,573,392)	(31,292,000)	(718,608)

S&P Toronto Stock Exchange 60 Index, 213 contracts (CAD)	March 2011	(32,331,757)	(32,865,795)	(534,038)

Interest rate futures buy contracts:

Euro-Bund, 114 contracts (EUR)	March 2011	19,207,616	19,089,500	(118,116)

Long Gilt, 25 contracts (GBP)	March 2011	4,660,246	4,657,421	(2,825)

Net unrealized appreciation on futures contracts				$86,554

Currency type abbreviations:
CAD	Canadian Dollar	GBP	Great Britain Pound
EUR	Euro	USD	United States Dollar

17

UBS Global Securities Relationship Fund
Portfolio of investments

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$715,985,823	$2,427,041	$—	$718,412,864

Preferred stock	3,187,108	—	—	3,187,108

Corporate bonds	—	4,144,803	—	4,144,803

Mortgage & agency debt securities	—	192,231	—	192,231

US government obligations	—	123,334,820	—	123,334,820

Non-US government obligations	—	51,425,613	—	51,425,613

Investment companies	—	526,278,668	—	526,278,668

Rights	—	30,723	—	30,723

Warrants	—	2,971,622	—	2,971,622

Short-term investment	—	105,751,334	—	105,751,334

Investment of cash collateral from securities loaned	—	18,200,621	—	18,200,621

Other financial instruments[1]	86,554	7,378,616	—	7,465,170

Total	$719,259,485	$842,136,092	$—	$1,561,395,577

[1]	Other financial instruments include futures contracts and forward foreign currency contracts.

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

		Stripped
	Asset-backed	mortgage-backed
	securities	securities	Total

Assets
Beginning balance	$257,284	$217,524	$474,808

Total gains or losses (realized/unrealized), and
premiums/discounts included in earnings[a]	12,252	144,863	157,115

Purchases, sales, issuances, and
settlements (net)	(269,536)	(362,387)	(631,923)

Transfers in and/or out of Level 3	—	—	—

Ending balance	$—	$—	$—

18	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2010, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 18.55%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 18.88%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund performed largely in line with its benchmark during the reporting period. Stock selection was the main driver of the Fund’s results.

Portfolio performance summary
What worked

•	The Fund’s security selection and an overweight position in the strong-performing consumer discretionary sector made a positive contribution to results.

	–	In terms of individual holdings, two South African companies, Naspers and Truworths International generated strong results during the reporting period.

	–	Shares of Brazilian apparel retailer Lojas Renner rose sharply and boosted the Fund’s returns. The company performed well given strong domestic demand. In addition, investors reacted favorably to the company’s announcement that it would introduce a smaller store format in order to accelerate sales.

•	Several stock selection decisions added to relative performance.

	–	Sun Pharmaceutical, an Indian pharmaceutical company, rallied sharply as the reporting period progressed, and the Fund’s overweight position benefited its results. (For details, see “Portfolio highlights.”)

	–	Dongfeng Motor Company, a large Chinese auto maker, delivered strong performance through the reporting period, further benefiting the Fund. The company, in our opinion, represents an outstanding opportunity to gain exposure to the structural growth in China’s car market. For the reporting period as a whole, its stock was boosted by stronger-than-expected auto demand. Its shares weakened toward the end of the fiscal year, due to concerns that Chinese authorities might implement administrative measures (such as limiting one car per household in Beijing) to manage the number of cars on the road. However, this was not enough to offset the stock’s earlier gains.

•	Certain country allocations were positive for the period. Country weightings are a by-product of our bottom-up stock selection. Examples of country allocations that were beneficial for relative performance included overweights to strong-performing Indonesia and Mexico, and an underweight to poor-performing Brazil.

What didn’t work

•	Security selection and an overweight in the energy sector were negatives for performance. Examples of Fund holdings that detracted from performance were Chinese coal company China Shenhua Energy and Russian natural gas firm Gazprom. (For details, on the former, see “Portfolio highlights.”)

•	Security selection in Mexico was a negative for results. An overweight position in Mexican building materials company Cemex was among the Fund’s largest detractors from results given weaker-than-expected demand from the building materials market. Cemex is a building materials company headquartered in Mexico. Cemex’s shares traded down as business conditions in the company’s core southern US building materials market (in particular, Florida) were weaker than expected. This prompted the company to reduce 2010 earnings estimates and free cash flow guidance.

19

UBS Emerging Markets Equity Relationship Fund

•	Other individual stock positions were negative for Fund performance.

• DLF Limited, India’s largest real estate company, performed poorly and the Fund’s overweight position was a drag on performance. (For details, see “Portfolio highlights.”)

• Sino-Ocean Land Holdings,[1] a large real estate developer in China also generated poor performance over the period. (For details, see “Portfolio highlights.”)

•	Country allocations, overall, were a negative for relative performance. Stock selection decisions led to underweights in South Africa and Korea, as well as an overweight to China. This positioning detracted from results during the reporting period.

Portfolio highlights

•	Naspers is a South Africa-based multinational media company. We believe it offers an attractive exposure to the media industry in the underdeveloped and growing African continent and the BRIC countries (Brazil, Russia, India and China). A large portion of the company’s current profits come from pay television, which is being used to help finance the expansion of its Internet business.

•	Truworths International is a South African apparel retailer. It posted operating results that were better than expected. Truworths’ share price was further supported after it announced a special shareholder dividend. We feel the company has strong growth potential and is well-positioned to benefit from an improving macro environment in South Africa.

•	Sun Pharmaceutical is an international pharmaceutical company based in India. Its shares had suffered in 2009 because the US Food and Drug Administration (FDA) ordered a plant closure at one of its subsidiaries due to quality problems. However, its stock price moved sharply higher after these headwinds lifted and the company was successful in acquiring a controlling stake in Taro Pharmaceuticals.

•	China Shenhua Energy is a Chinese coal producer. Its shares lagged the Index given concerns that its earnings may be negatively impacted by higher production costs and the country’s efforts to temper its growth to rein in inflation.

•	DLF Limited is the largest real estate company in India. It performed poorly as India’s central bank raised interest rates in an effort to manage inflationary pressures. Additionally, regulators exposed malpractices of some financial institutions. This raised concerns that future funding for the real estate sector might become difficult, driving its share price lower.

•	Sino-Ocean Land Holdings, a Chinese real estate developer, underperformed due to concerns that its earnings per share would be diluted given the company’s issuance of $900 million in new convertible securities. There were also uncertainties regarding Sino-Ocean Land’s strategy for purchasing Kee Shing Holdings, a diversified company with businesses in trading and manufacturing, property investments and financial investments. Finally, there were concerns regarding the company’s substantial exposure to land in Beijing, given expectations that the Chinese government would continue to raise interest rates to cool its property market.

1As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

20

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	18.55%	12.86%	17.02%

UBS Emerging Markets Equity Relationship Fund[2]	16.91%	12.60%	16.91%

MSCI Emerging Markets Index (net)[3]	18.88%	12.78%	15.89%

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 2010, the index consisted of 21 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

21

UBS Emerging Markets Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of December 31, 2010
% of net assets

Samsung Electronics Co., Ltd.	5.4%
Sberbank of Russian Federation	4.6
Infosys Technology Ltd. ADR	4.5
Vale SA, Preference shares	4.3
Gazprom OAO ADR	4.1
China Construction Bank Corp., H Shares	4.1
HON HAI Precision Industry Co., Ltd.	3.2
Naspers Ltd., Class N	3.0
Shinhan Financial Group Co., Ltd.	2.9
Mobile Telesystems OJSC ADR	2.8

Total	38.9%

Country exposure, top five (unaudited)
As of December 31, 2010
% of net assets

China	16.8%
Russia	14.1
Brazil	13.6
South Korea	11.9
India	11.3

Total	67.7%

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Common stocks
Automobiles	1.93%
Beverages	1.03
Chemicals	2.19
Commercial banks	22.90
Construction & engineering	2.67
Construction materials	2.14
Diversified telecommunication services	4.94
Electric utilities	0.78
Electrical equipment	0.96
Electronic equipment, instruments & components	4.32
Food & staples retailing	0.55
Food products	0.73
Household products	0.97
Insurance	2.67
IT services	4.48
Media	2.99
Metals & mining	7.50
Multiline retail	2.36
Oil, gas & consumable fuels	10.99
Pharmaceuticals	2.42
Real estate management & development	3.22
Semiconductors & semiconductor equipment	8.14
Specialty retail	1.11
Wireless telecommunication services	4.80

Total common stocks	96.79%

Bonds
Corporate bond
Metals & mining	0.00
Warrants	1.00
Short-term investment	1.46

Total investments	99.25%

Cash and other assets, less liabilities	0.75

Net assets	100.00%

22

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 96.79%
Brazil: 13.63%
Cia de Bebidas das Americas ADR	132,500	$4,111,475
Itau Unibanco Holding SA ADR	463,405	11,126,354
Lojas Renner SA	308,000	10,464,578
OGX Petroleo e Gas Participacoes SA*	561,000	6,759,036
Petroleo Brasileiro SA, Preference shares	258,627	4,251,766
Usinas Siderurgicas de Minas Gerais SA, Preference shares	404,256	4,665,991
Vale SA, Preference shares	648,888	18,958,475

Total Brazil common stocks		60,337,675

China: 16.84%
China Construction Bank Corp.,
H Shares	20,025,300	17,957,022
China Mengniu Dairy Co., Ltd.	1,221,000	3,235,977
China Resources Land Ltd.	2,118,000	3,869,339
China Shenhua Energy Co., Ltd.,
H Shares	1,961,500	8,226,752
China Unicom Hong Kong Ltd.	7,502,000	10,732,585
CNOOC Ltd.	789,000	1,871,804
Dongfeng Motor Group Co., Ltd.,
H Shares	2,408,000	4,151,297
Industrial& Commercial Bank of China, H Shares	11,642,345	8,672,445
Ping An Insurance Group Co.
of China Ltd., H Shares	1,056,000	11,806,093
Shimao Property Holdings Ltd.	2,694,000	4,069,005

Total China common stocks		74,592,319

Czech Republic: 0.78%
CEZ AS	83,100	3,471,728

India: 10.30%
Crompton Greaves Ltd.	616,139	4,270,877
DLF Ltd.	549,604	3,588,435
Housing Development & Infrastructure Ltd.*	627,077	2,733,952
Infosys Technology Ltd. ADR	260,700	19,834,056
Jindal Steel & Power Ltd.	282,132	4,492,723
Sun Pharmaceutical Industries Ltd.	986,240	10,696,122

Total India common stocks		45,616,165

Indonesia: 4.10%
Adaro Energy Tbk PT	19,517,500	5,523,821
Astra International Tbk PT	719,076	4,353,562
Bank Rakyat Indonesia PT	3,923,500	4,572,336
Telekomunikasi Indonesia Tbk PT	4,177,500	3,686,030

Total Indonesia common stocks		18,135,749
	Shares	Value

Mexico: 6.18%
America Movil SAB de CV	3,056,000	$8,777,030
Cemex SAB de CV ADR*	883,356	9,460,743
Grupo Financiero Banorte SAB de CV, Class O	1,821,500	8,681,254
Grupo Modelo SAB de CV	72,000	445,642

Total Mexico common stocks		27,364,669

Russia: 14.08%
Gazprom OAO ADR	717,954	18,128,338
Lukoil OAO ADR	67,739	3,876,026
Mobile Telesystems OJSC ADR	598,750	12,495,913
Novolipetsk Steel OJSC GDR[1]	107,038	5,105,713
Sberbank of Russian Federation	5,962,367	20,313,784
X5 Retail Group NV GDR*[1]	52,086	2,408,977

Total Russia common stocks		62,328,751

South Africa: 4.10%
Naspers Ltd., Class N	225,142	13,259,027
Truworths International Ltd.	452,104	4,917,381

Total South Africa common stocks		18,176,408

South Korea: 11.90%
GS Engineering & Construction Corp.*	115,966	11,853,076
LG Household & Health Care Ltd.*	12,469	4,284,880
Samsung Electronics Co., Ltd.	28,480	23,814,891
Shinhan Financial Group Co., Ltd.*	273,480	12,747,460

Total South Korea common stocks		52,700,307

Taiwan: 10.96%
Chunghwa Telecom Co., Ltd.	2,947,881	7,491,914
Formosa Chemicals & Fibre Corp.	1,453,000	4,893,749
Formosa Plastics Corp.	1,430,000	4,781,953
HON HAI Precision Industry Co., Ltd.	3,559,826	14,346,014
Taiwan Semiconductor
Manufacturing Co., Ltd.	5,021,000	12,226,810
WPG Holdings Ltd.	2,484,914	4,798,266

Total Taiwan common stocks		48,538,706

Thailand: 2.19%
Bank of Ayudhya PCL	5,662,600	4,790,058
Kasikornbank PCL	1,136,400	4,919,562

Total Thailand common stocks		9,709,620

Turkey: 1.73%
Turkiye Garanti Bankasi AS	1,509,868	7,647,129

Total common stocks
(cost $314,811,961)		428,619,226

23

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2010

Face amount			Value

Bonds: 0.00%
Corporate bond: 0.00%
Brazil: 0.00%
Vale SA,
0.00%, due 09/29/49*[2,3,4,5]
(cost $0)	BRL	23,646	$0

	Number of
	warrants

Warrants: 1.00%
India: 1.00%
ITC Ltd., strike @ USD 0.000001,
expires 01/24/17*[6]
(cost $2,289,089)		1,136,590	4,439,348
	Shares	Value

Short-term investment: 1.46%
Investment company: 1.46%
UBS Cash Management Prime
Relationship Fund[7]
(cost $6,451,761)	6,451,761	$6,451,761

Total investments: 99.25%
(cost $323,552,811)		439,510,335

Cash and other assets, less
liabilities: 0.75%		3,330,570

Net assets: 100.00%		$442,840,905

Notes to portfolio of investments
Aggregate cost for federal income tax purpose was $329,495,010; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$115,334,810
Gross unrealized depreciation	(5,319,485)

Net unrealized appreciation of investments	$110,015,325

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $7,514,690 or 1.70% of net assets.
[2]	Security is illiquid. At December 31, 2010, the value of this security amounted to $0 or 0.00% of net assets.
[3]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of this security amounted to $0 or 0.00% of net assets.
[4]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.
[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of this security amounted to $4,439,348 or 1.00% of net assets.
[7]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$9,251,400	$103,688,650	$106,488,289	$6,451,761	$7,919

ADR	American depositary receipt
GDR	Global depositary receipt
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:
BRL	Brazilian Real
USD	United States Dollar

24

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$398,595,822	$30,023,404	$—	$428,619,226

Corporate bond	—	—	0	0

Warrants	—	4,439,348	—	4,439,348

Short-term investment	—	6,451,761	—	6,451,761

Total	$398,595,822	$40,914,513	$0	$439,510,335

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bond	Total

Assets
Beginning balance	$0	$0

Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	—	—

Purchases, sales, issuances, and settlements (net)	—	—

Transfers in and/or out of Level 3	—	—

Ending balance	$0	$0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 12/31/10.	$—	$—

See accompanying notes to financial statements.	25

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance
For the 12 months ended December 31 2010, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) returned 8.52%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 8.20% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s slight outperformance was due primarily to stock selection. During the fiscal year, global macroeconomic concerns at times overshadowed stock-specific fundamentals. However, our strategy of investing in companies exhibiting strong earnings growth was ultimately rewarded.

Portfolio performance summary
What worked

•	Stock selection in the materials sector was the largest positive contributor to Fund returns. Within the sector, the Fund benefited from owning the shares of several coal companies that performed well. These companies were supported by robust demand, tight supply that was amplified by disruptions due to the devastating floods in Australia and rising coal prices. In addition, consolidation in the industry buoyed the coal industry.

	–	Examples of strong performers included our out-of-index positions in Canadian coal companies Western Coal[1] Corp. and Teck Resources. (For details on the latter, see “Portfolio highlights.”)

	–	Two of the Fund’s fertilizer manufacturers, Norway’s Yara International and Australia-based Incitec Pivot, also performed well during the reporting period. (For details, see “Portfolio highlights.”)

•	Stock selection in Switzerland was a positive for performance. We targeted several luxury product producers given our expectations for strengthening fundamentals due to strong demand from emerging market countries. These included several high-end watch and jewelry companies that performed well, among them Compagnie Financiere Richemont and Swatch Group.

•	Individual stock selection decisions in a number of names were positive for performance. Notably, shares of Baidu, a China-based Internet search engine company, rose sharply in 2010. The company is seen as one of the largest beneficiaries of an increase in online shopping and spending in China, and it benefited from news that US rival Google reported service blockages in China. We believe China’s growing economy and increasing Internet usage will result in solid ongoing growth prospects for the company.

What didn’t work

•	Stock selection in Japan detracted from relative returns. While corporate earnings growth in Japan remained strong, this was overshadowed by concerns that the strengthening yen would negatively impact export-oriented companies, some of which were held by the Fund. In particular, the Fund’s positions in Japanese machinery and technology companies hurt the Fund’s performance as several of these stocks underperformed.

•	Stock selection within the financial sector negatively impacted performance.

–	Nomura Holdings[1], a Japanese bank, detracted from Fund returns. It was hampered by operational challenges and fears regarding the sustainability of Japan’s economic recovery.

–	China Everbright, a Chinese financial organization, hindered the Fund’s performance as well. Concerns regarding China’s ability to orchestrate a soft landing for its economy weighed on its shares.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

•	Several holdings in the information technology sector were drags on the Fund’s performance. In particular, a number of our Japanese names in the information technology sector detracted from results, including Elpida Memory[1] and Disco Corp., due to the impact of a stronger yen on export-related companies. (For details on Disco Corp., see “Portfolio highlights.”)

•	An overweight position in China was not rewarded. The country’s economy continued to grow at a rapid pace during the fiscal year. However, with inflation in China moving higher, the government instituted several actions to temper growth and reign in rising prices. This led to skepticism regarding China’s ability to effectively manage this challenging environment.

Portfolio highlights

•	Teck Resources, a Canadian mining company, performed well, in part given the acquistion of Western Coal Corp. This fueled speculation that other resource companies may be acquired. Metallurgical coal prices also strengthened in 2010. In addition to mining zinc and copper, Teck Resources derives over half of its revenues and earnings from metalurgical coal.

•	Yara International, a Norwegian fertilizer company, produces and distributes nitrogen-based fertilizers, potash and phosphate-based fertilizers. The company has benefited from strong supply and demand dynamics due to the increased demand for food and biofuels. In addition, the company also has a key cost advantage versus its peers, and the industry is experiencing consolidation.

•	Incitec Pivot Ltd. is the largest manufacturer and distributor of fertilizer in Australia, the country’s sole manufacturer of phosphate fertilizers, and the only producer of nitrogen-based fertilizers on Australia’s east coast. The company is also the world’s second largest manufacturer of nitrogen-based explosives and the largest supplier in North America.

•	Nomura Holdings, Japan’s largest investment bank, declined during the reporting period. This was triggered by weaker-than-expected fiscal results amid a decline in investment banking fees, lower trading profits, and concerns over rising costs associated with the company’s overseas expansion.

•	Disco Corp. is a Japanese manufacturer of abrasive and precision industrial machinery for cutting and grinding purposes. Its products are widely used in the semiconductor and electronics industry. The stock declined during the fiscal year despite reporting better-than-expected results. We believe this was due to the strengthening yen and concerns regardings the company’s future export growth.

•	Guangzhou Automobile Group[1], a Chinese auto manufacturer, saw its shares decline during the reporting period over concerns that auto demand in China may be slowing. In addition, the Chinese government instituted license plate restrictions and ended certain rural subsidies which weighed on the company’s stock price.

1As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	Inception[1]

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	8.52%	24.46%

MSCI EAFE Free Index (gross)[2]	8.20%	26.15%

[1]	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2010, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from April 30, 2009, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top 10 equity holdings (unaudited)
As of December 31, 2010
% of net assets

Teck Resources Ltd., Class B	2.7%
Nestle SA	2.6
Xstrata PLC	2.4
Compagnie Financiere Richemont SA, Class A	2.3
Hong Kong Exchanges & Clearing Ltd.	2.2
Standard Chartered PLC	2.1
Volvo AB, Class B	2.1
Swatch Group AG	1.9
Incitec Pivot Ltd.	1.8
Saipem SpA	1.8

Total	21.9%

Country exposure, top five (unaudited)
As of December 31, 2010
% of net assets

Japan	18.0%
United Kingdom	15.8
Switzerland	10.8
China	8.3
Australia	5.3

Total	58.2%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2010

Common stocks
Auto components	2.23%
Automobiles	3.45
Beverages	1.28
Building products	1.64
Capital markets	1.09
Chemicals	4.11
Commercial banks	11.66
Computers & peripherals	1.31
Construction & engineering	1.79
Construction materials	0.90
Diversified financial services	3.25
Diversified telecommunication services	1.39
Electronic equipment, instruments & components	0.82
Energy equipment & services	3.77
Food products	5.53
Health care equipment & supplies	0.79
Hotels, restaurants & leisure	0.84
Household products	1.29
Industrial conglomerates	0.41
Internet software & services	1.02
Machinery	10.79
Marine	0.94
Media	0.54
Metals & mining	13.44
Office electronics	1.81
Oil, gas & consumable fuels	5.13
Pharmaceuticals	3.31
Real estate management & development	0.52
Semiconductors & semiconductor equipment	3.85
Software	0.62
Specialty retail	1.09
Textiles, apparel & luxury goods	4.28
Trading companies & distributors	1.48
Wireless telecommunication services	1.81

Total common stocks	98.18%

Short-term investment	1.75

Total investments	99.93%

Cash and other assets, less liabilities	0.07

Net assets	100.00%
29

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 98.18%
Australia: 5.33%
Alumina Ltd.	1,390,957	$3,528,224
BHP Billiton Ltd.	77,343	3,579,566
Incitec Pivot Ltd.	2,055,508	8,325,399
Mount Gibson Iron Ltd.*	2,202,425	4,775,597
National Australia Bank Ltd.	159,379	3,863,404

Total Australia common stocks		24,072,190

Austria: 0.67%
Raiffeisen Bank International AG	55,333	3,031,601

Belgium: 1.28%
Anheuser-Busch InBev NV	100,870	5,769,123

Canada: 3.58%
Lundin Mining Corp.*	564,000	4,118,113
Teck Resources Ltd., Class B	193,700	12,037,336

Total Canada common stocks		16,155,449

China: 8.35%
Baidu, Inc. ADR*	47,800	4,614,134
China Everbright Ltd.	2,196,000	4,961,116
China National Building
Material Co., Ltd., H Shares	1,774,000	4,067,090
Dongfeng Motor Group Co.,
Ltd., H Shares	1,638,000	2,823,847
Focus Media Holding Ltd. ADR*	111,900	2,453,967
Fushan International
Energy Group Ltd.	4,294,000	2,944,501
Hong Kong Exchanges &
Clearing Ltd.	428,400	9,716,823
Shangri-La Asia Ltd.	1,390,000	3,773,286
Sun Hung Kai Properties Ltd.	142,000	2,358,507

Total China common stocks		37,713,271

Denmark: 3.47%
Danisco A/S	34,533	3,157,345
FLSmidth & Co. A/S	64,739	6,174,407
Novo Nordisk A/S, Class B	56,424	6,362,563

Total Denmark common stocks		15,694,315

France: 1.00%
BNP Paribas	35,079	2,231,769
Valeo SA*	39,982	2,268,818

Total France common stocks		4,500,587

Germany: 3.34%
Bayerische Motoren Werke AG	40,289	3,168,378
Dialog Semiconductor PLC*	116,050	2,640,972
	Shares	Value

GEA Group AG	156,907	$4,535,266
ThyssenKrupp AG	114,912	4,757,961

Total Germany common stocks		15,102,577

India: 2.70%
ICICI Bank Ltd. ADR	139,500	7,064,280
Tata Motors Ltd. ADR	175,200	5,140,368

Total India common stocks		12,204,648

Israel: 0.83%
Teva Pharmaceutical Industries
Ltd. ADR	72,100	3,758,573

Italy: 1.82%
Saipem SpA	166,958	8,219,224

Japan: 18.03%
Asahi Glass Co., Ltd.	403,000	4,710,518
Canon, Inc.	157,600	8,172,139
Disco Corp.	80,400	4,882,030
FANUC Corp.	38,300	5,882,510
Ibiden Co., Ltd.	117,800	3,717,251
Isuzu Motors Ltd.	1,171,000	5,322,072
Komatsu Ltd.	211,100	6,388,381
Makino Milling Machine Co., Ltd.*	595,000	4,902,759
Mitsubishi Corp.	246,900	6,684,151
Mitsubishi UFJ Financial Group, Inc.	966,300	5,224,852
Nippon Sheet Glass Co., Ltd.	1,002,000	2,702,771
Nippon Yusen KK	956,000	4,238,946
Nissan Motor Co., Ltd.	445,500	4,241,551
NTT DoCoMo, Inc.	1,687	2,946,380
THK Co., Ltd.	330,700	7,604,593
Toshiba Corp.	704,000	3,832,590

Total Japan common stocks		81,453,494

Malaysia: 0.18%
Malayan Banking Bhd	296,700	817,886

Netherlands: 3.75%
ASML Holding NV	138,916	5,364,807
Fugro NV, CVA	45,419	3,732,645
Gemalto NV	49,330	2,099,212
Koninklijke Philips Electronics
NV NY Shares	60,000	1,842,000
Unilever NV CVA	125,798	3,916,820

Total Netherlands common stocks		16,955,484

Norway: 2.32%
Acergy SA	207,278	5,079,777
Yara International ASA	93,199	5,390,642

		10,470,419
30

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Russia: 3.07%
Mechel OAO ADR	161,000	$4,706,030
NovaTek OAO GDR[1]	41,837	4,999,521
VTB Bank OJSC GDR[1]	628,384	4,141,051

Total Russia common stocks		13,846,602

Singapore: 2.13%
Biosensors International Group Ltd.*	4,057,000	3,572,221
Golden Agri-Resources Ltd.	9,730,000	6,065,376

Total Singapore common stocks		9,637,597

South Korea: 2.09%
Hyundai Heavy Industries Co., Ltd.*	12,811	5,000,681
Hyundai Mobis*	17,644	4,423,049

Total South Korea common stocks		9,423,730

Spain: 2.48%
Inditex SA	65,711	4,919,972
Telefonica SA	277,484	6,290,654

Total Spain common stocks		11,210,626

Sweden: 3.80%
Autoliv, Inc.	42,800	3,378,632
Skandinaviska Enskilda
Banken AB, Class A	536,593	4,475,830
Volvo AB, Class B*	529,573	9,330,608

Total Sweden common stocks		17,185,070

Switzerland: 10.76%
Clariant AG*	241,473	4,891,442
Compagnie Financiere
Richemont SA, Class A	180,017	10,589,235
GAM Holding AG*	297,391	4,914,108
Nestle SA	201,828	11,818,271
Novartis AG	82,314	4,837,598
Swatch Group AG	108,828	8,776,076
Temenos Group AG*	66,874	2,782,245

Total Switzerland common stocks		48,608,975
	Shares	Value

Taiwan: 0.99%
Taiwan Semiconductor
Manufacturing Co., Ltd. ADR	358,500	$4,495,590

Thailand: 0.43%
Italian-Thai Development PCL*	12,479,600	1,920,894

United Kingdom: 15.78%
Anglo American PLC	73,343	3,814,113
BG Group PLC	300,923	6,080,431
HSBC Holdings PLC	698,001	7,085,618
Lloyds Banking Group PLC*	5,059,091	5,182,172
Reckitt Benckiser Group PLC	105,613	5,804,308
Rio Tinto PLC	84,665	5,922,234
Royal Dutch Shell PLC, Class A	244,469	8,150,927
Standard Chartered PLC	352,086	9,471,913
Tullow Oil PLC	199,776	3,927,646
Vodafone Group PLC	2,029,091	5,245,175
Xstrata PLC	451,188	10,590,398

Total United Kingdom common stocks		71,274,935

Total common stocks
(cost $369,813,633)		443,522,860

Short-term investment: 1.75%
Investment company: 1.75%
UBS Cash Management
Prime Relationship Fund[2]
(cost $7,908,621)	7,908,621	7,908,621

Total investments: 99.93%
(cost $377,722,254)		451,431,481

Cash and other assets,
less liabilities: 0.07%		295,561

Net assets: 100.00%		$451,727,042

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $379,354,082; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$77,893,455
Gross unrealized depreciation	(5,816,056)

Net unrealized appreciation of investments	$72,077,399
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $9,140,572 or 2.02% of net assets.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$3,354,805	$218,245,854	$213,692,038	$7,908,621	$21,443

ADR	American depositary receipt
CVA	Dutch certification - depository certificate
GDR	Global depositary receipt
OJSC	Open joint stock company

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks[1]	$441,601,966	$1,920,894	$—	$443,522,860

Short-term investment	—	7,908,621	—	7,908,621

Total	$441,601,966	$9,829,515	$—	$451,431,481

32	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2010, UBS International Equity Relationship Fund (the “Fund”) returned 10.41%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 8.95%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund outperformed its benchmark during the reporting period, primarily due to stock selection decisions.

Portfolio performance summary
What worked

•	Overall, individual stock selection had a positive impact on performance.

	–	We initiated a position in BP, the UK-based energy company, after its share price plunged in the wake of the devastating oil spill in the Gulf of Mexico. This strategy contributed to performance, as the stock price rallied sharply as the reporting period progressed. (For details, see “Portfolio highlights.”)

	–	Our holding of Canada-based mining company Teck Resources was a positive for performance. It benefited as demand for coal from emerging market countries, such as China, remained strong. (For details, see “Portfolio highlights.”)

	–	Our position in Volkswagen was rewarded given strong demand for its automobiles in China, Germany and a number of other European countries. The company also benefited from productivity enhancements and plans to increase its presence in the US. (For details, see “Portfolio highlights.”)

	–	We held a position in Japanese financial company ORIX Corp., as we felt it was undervalued. This boosted the Fund’s results as the stock rallied sharply during the reporting period. (For details, see “Portfolio highlights.”)

•	Stock selection decisions positively contributed to relative performance in a number of sectors. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. Overall, during the reporting period we positioned the Fund in anticipation of a continued economic recovery. In particular, stock selection was beneficial in the energy, telecommunication services, financial and industrials sectors.

What didn’t work

•	Several individual stocks were negative for performance during the period.

	–	Nobel Biocare, a health care company headquartered in Germany, detracted from performance. We expected the company to experience improved pricing power for its products, and for its sales force to be more effective. We eliminated the stock from the Fund’s portfolio during the reporting period. (For details, see “Portfolio highlights.”)

	–	E.ON is a German utilities company. Its shares declined as it failed to meet earnings estimates during the reporting period. (For details, see “Portfolio highlights.”)

	–	Shares of French bank BNP Paribas and Spanish bank Banco Bilbao Vizcaya[1] both performed poorly during the reporting period. This was due, in part, to the negative repercussions from the European sovereign debt crisis.

UBS International Equity Relationship Fund

•	Stock selection in the health care, materials and utilities sectors negatively contributed to the Fund’s results. A number of individual Fund holdings led to overall negative performance in these sectors.

Portfolio highlights

–	BP, one of world’s leading integrated oil and gas companies, saw its share price plunge in the wake of the oil spill in the Gulf of Mexico. We initiated a position after this occurred, believing that its share price was discounting an unlikely worst-case scenario. Initiating a position was rewarded, as its shares later rallied sharply and the stock was among the Fund’s best performers during the reporting period.

–	Teck Resources is a minerals company with exposure to copper, metallurgical coal, zinc and energy. We believe the company demonstrates a strong growth trend. Demand for copper and metallurgical coal is increasing among emerging economies, especially China, and coal demand has also been above-average.

–	Volkswagen is a global automobile company with a broad mix of mass market and luxury brands. We believe the company is well-positioned to benefit from a rebound in demand in developed markets and continued growth in China.

–	ORIX Corp. is a Japanese financial company with a property and leasing business in the country. Its share price moved sharply higher as it beat earnings expectations. In addition, Orix’s real estate holdings have risen in value since the bottom of the financial crisis.

–	Nobel Biocare was eliminated from the Fund after the stock violated our research thesis. Volume has been weak, leading to pricing pressure. This undermined our belief that new products and demand would strengthen pricing and margins.

–	Germany’s E.On has suffered from low power demand and high input costs. We expect E.On to recover as industrial production and demand in Europe pick up, along with the economy.

1As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	10 years

UBS International Equity Relationship Fund	10.41%	3.36%	4.59%

MSCI World Free ex USA Index (net)[1]	8.95%	3.05%	3.98%

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2010, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of December 31, 2010
% of net assets

BP PLC	3.1%
Rio Tinto PLC	2.6
Vodafone Group PLC	2.5
Novartis AG	2.5
Mitsubishi Corp.	2.3
Teck Resources Ltd., Class B	2.2
Telenor ASA	2.0
Metro AG	2.0
BNP Paribas	1.9
Nissan Motor Co., Ltd.	1.9

Total	23.0%

Country exposure, top five (unaudited)
As of December 31, 2010
% of net assets

United Kingdom	24.0%
Japan	20.7
Canada	11.1
Germany	10.3
Switzerland	7.0

Total	73.1%

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Common stocks
Aerospace & defense	0.58%
Airlines	2.07
Automobiles	1.89
Beverages	1.38
Building products	1.44
Capital markets	3.17
Chemicals	3.62
Commercial banks	10.91
Communications equipment	1.30
Construction & engineering	1.57
Construction materials	2.44
Diversified financial services	1.74
Diversified telecommunication services	2.04
Electric utilities	3.86
Energy equipment & services	1.30
Food & staples retailing	4.31
Health care providers & services	1.09
Hotels, restaurants & leisure	1.39
Industrial conglomerates	1.21
Insurance	6.25
Leisure equipment & products	0.82
Machinery	2.44
Media	1.93
Metals & mining	6.15
Office electronics	3.21
Oil, gas & consumable fuels	10.11
Personal products	1.15
Pharmaceuticals	6.89
Professional services	1.41
Real estate management & development	1.19
Semiconductors & semiconductor equipment	1.38
Software	1.35
Tobacco	1.42
Trading companies & distributors	3.51
Wireless telecommunication services	3.67

Total common stocks	100.19%

Preferred stock	1.57
Short-term investment	1.43

Total investments	103.19%

Liabilities, in excess of cash and other assets	(3.19)

Net assets	100.00%

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 100.19%
Australia: 4.55%
National Australia Bank Ltd.	23,430	$567,952
Orica Ltd.	30,126	767,240
Qantas Airways Ltd.*	216,681	562,918
QBE Insurance Group Ltd.	19,187	356,184

Total Australia common stocks		2,254,294

Belgium: 1.38%
Anheuser-Busch InBev NV	11,928	682,206

Canada: 11.13%
Canadian Oil Sands Ltd.	16,700	444,247
EnCana Corp.	12,100	354,007
Petrobank Energy & Resources Ltd.*	12,600	319,974
Petrominerales Ltd.	8,412	280,534
Research In Motion Ltd.*	11,000	642,432
Suncor Energy, Inc.	23,600	908,587
Teck Resources Ltd., Class B	17,500	1,087,524
Toronto-Dominion Bank	11,300	843,835
TransCanada Corp.	16,500	630,428

Total Canada common stocks		5,511,568

China: 3.57%
AIA Group Ltd.*	206,845	581,459
Jardine Matheson Holdings Ltd.	13,600	598,400
New World Development Ltd.	313,000	587,922

Total China common stocks		1,767,781

Denmark: 1.57%
FLSmidth & Co. A/S	8,164	778,632

Finland: 1.43%
Sampo Oyj, Class A	26,498	709,956

France: 3.42%
BNP Paribas	14,912	948,720
Carrefour SA	18,053	744,232

Total France common stocks		1,692,952

Germany: 8.77%
Bayer AG	9,109	673,131
E.ON AG	26,942	825,719
Fresenius Medical Care AG & Co. KGaA	9,364	540,942
HeidelbergCement AG	12,461	780,962
MAN SE	4,389	521,928
Metro AG	13,864	998,206

Total Germany common stocks		4,340,888
	Shares	Value

Ireland: 1.80%
James Hardie Industries SE CDI*	61,297	$425,069
Ryanair Holdings PLC ADR	15,100	464,476

Total Ireland common stocks		889,545

Japan: 20.74%
Asahi Glass Co., Ltd.	61,000	713,006
Canon, Inc.	16,800	871,142
ITOCHU Corp.	60,300	610,501
Kao Corp.	21,100	568,627
KDDI Corp.	99	571,881
Mitsubishi Corp.	41,700	1,128,915
Nissan Motor Co., Ltd.	98,100	933,998
ORIX Corp.	8,750	861,097
Ricoh Co., Ltd.	49,000	718,192
Sankyo Co., Ltd.	7,200	406,602
Shin-Etsu Chemical Co., Ltd.	11,300	612,391
Sony Financial Holdings, Inc.	164	663,555
Sumitomo Mitsui Financial Group, Inc.	25,800	919,000
THK Co., Ltd.	30,000	689,863

Total Japan common stocks		10,268,770

Luxembourg: 1.36%
ArcelorMittal	17,684	670,651

Netherlands: 3.21%
ASML Holding NV	17,736	684,948
LyondellBasell Industries NV, Class A*	11,900	409,360
Wolters Kluwer NV	22,670	496,820

Total Netherlands common stocks		1,591,128

Norway: 3.34%
Petroleum Geo-Services ASA*	41,449	645,349
Telenor ASA	62,138	1,009,534

Total Norway common stocks		1,654,883

Singapore: 1.93%
DBS Group Holdings Ltd.	50,532	563,851
Olam International Ltd.	161,000	393,922

Total Singapore common stocks		957,773

Spain: 0.96%
Acciona SA	6,681	473,175

Switzerland: 7.02%
Credit Suisse Group AG	20,270	816,654
Novartis AG	21,043	1,236,698
Roche Holding AG	4,959	726,613
SGS SA	416	698,079

Total Switzerland common stocks		3,478,044

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

United Kingdom: 24.01%
Barclays PLC	157,916	$644,200
BP PLC	212,669	1,543,634
British Sky Broadcasting Group PLC	40,157	460,801
Carnival PLC	14,775	686,925
Cobham PLC	89,872	285,143
GlaxoSmithKline PLC	40,312	779,345
Imperial Tobacco Group PLC	22,873	701,814
Lloyds Banking Group PLC*	891,100	912,779
Man Group PLC	163,171	753,024
Prudential PLC	75,686	788,254
Rio Tinto PLC	18,303	1,280,277
Sage Group PLC	156,551	667,311
Scottish & Southern Energy PLC	31,985	610,881
Tullow Oil PLC	26,824	527,367
Vodafone Group PLC	482,049	1,246,091

Total United Kingdom common stocks		11,887,846

Total common stocks
(cost $40,805,188)		49,610,092
	Shares	Value

Preferred stock: 1.57%

Germany: 1.57%
Volkswagen AG, Preference shares
(cost $447,235)	4,806	$779,662

Short-term investment: 1.43%

Investment company: 1.43%
UBS Cash Management Prime
Relationship Fund[1]
(cost $706,577)	706,577	706,577

Total investments: 103.19%
(cost $41,959,000)		51,096,331

Liabilities, in excess of cash and
other assets: (3.19)%		(1,581,631)

Net assets: 100.00%		$49,514,700

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $44,361,371; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,763,446
Gross unrealized depreciation	(1,028,486)

Net unrealized appreciation of investments	$6,734,960
*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$533,051	$7,707,848	$7,534,322	$706,577	$566

ADR	American depositary receipt
CDI	Chess depositary interest
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend
shares	preference. Preference shares may also have liquidation preference.

UBS International Equity Relationship Fund
Portfolio of investments

Forward foreign currency contracts
 UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2010:

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

JPMorgan Chase Bank	AUD	885,000	USD	843,467	03/03/11	$(55,109)

JPMorgan Chase Bank	CAD	1,450,000	USD	1,423,578	03/03/11	(33,045)

JPMorgan Chase Bank	DKK	1,530,000	USD	267,317	03/03/11	(6,930)

JPMorgan Chase Bank	EUR	425,000	USD	568,593	03/03/11	744

JPMorgan Chase Bank	EUR	720,000	USD	951,653	03/03/11	(10,349)

JPMorgan Chase Bank	GBP	250,000	USD	388,051	03/03/11	(1,555)

JPMorgan Chase Bank	GBP	1,885,000	USD	2,956,031	03/03/11	18,397

JPMorgan Chase Bank	HKD	7,665,000	USD	987,939	03/03/11	1,326

JPMorgan Chase Bank	JPY	82,000,000	USD	1,009,553	03/03/11	(1,039)

JPMorgan Chase Bank	NOK	7,610,000	USD	1,229,810	03/03/11	(70,670)

JPMorgan Chase Bank	USD	1,509,238	EUR	1,145,000	03/03/11	20,612

JPMorgan Chase Bank	USD	495,874	GBP	315,000	03/03/11	(4,970)

JPMorgan Chase Bank	USD	329,739	HKD	2,560,000	03/03/11	(225)

JPMorgan Chase Bank	USD	215,533	HKD	1,675,000	03/03/11	67

JPMorgan Chase Bank	USD	351,778	ILS	1,295,000	03/03/11	12,895

JPMorgan Chase Bank	USD	977,136	JPY	82,000,000	03/03/11	33,456

JPMorgan Chase Bank	USD	2,519,417	SEK	17,720,000	03/03/11	109,988

JPMorgan Chase Bank	USD	1,919,873	SGD	2,535,000	03/03/11	55,426

Net unrealized appreciation on forward foreign currency contracts						$69,019

Currency type abbreviations:
AUD	Australian Dollar	ILS	Israel New Shekel
CAD	Canadian Dollar	JPY	Japanese Yen
DKK	Danish Krone	NOK	Norwegian Krone
EUR	Euro	SEK	Swedish Krona
GBP	Great Britain Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$49,610,092	$—	$—	$49,610,092

Preferred stock	779,662	—	—	779,662

Short-term investment	—	706,577	—	706,577

Other financial instruments[1]	—	69,019	—	69,019

Total	$50,389,754	$775,596	$—	$51,165,350

[1]	Other financial instruments include forward foreign currency contracts.

See accompanying notes to financial statements.	39

UBS Small-Cap Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2010, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 38.66%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 26.85%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s meaningful outperformance was driven by security selection.

Portfolio performance summary
What worked

•	Several of the Fund’s consumer discretionary stocks performed strongly during the reporting period.

–	The Fund’s position in Coinstar was the largest contributor to performance for the year, and its share price more than doubled in 2010. Coinstar owns and operates coin counting machines and the Redbox DVD rental kiosks in supermarkets. Coinstar, in our view, offers consumers better value than video-on-demand or rentals available through cable or satellite services. The company’s shares benefited when it reached a settlement with the major movie studios to provide new DVDs at $1-per-night prices.

–	Tenneco, the leading global supplier of exhaust and ride control products for automakers, was another top performer. Tenneco’s reputation as a technology leader is enabling it to begin selling emission control products to off-road and commercial vehicles. This expands its addressable market by more than 30%. Also, governments beyond Europe and the US have laws in place that will require more sophisticated emission controls on light vehicles.

•	The Fund had positions in several information technology stocks that outperformed.

–	Motricity[1], which provides tools for wireless carriers, was a strong performer during the 12 months.

–	The Fund held F5 Networks, which provides computer network and internet traffic technology. The company’s shares outperformed after F5 reported better-than-expected results in June, and raised earnings guidance for the next two quarters.

–	The Fund was underweight to banks and utilities, which contributed positively to relative performance during the year.

What didn’t work

•	Within the financial sector, the Fund’s position in regional bank Wilmington Trust detracted from performance.

–	Investors were avoiding Wilmington due to concerns over the adequacy of core capital. Our original thesis was that after the capital raise, the company would be in a position to adequately address its credit problems. Financial releases subsequent to the capital raise revealed that the bank’s credit profile was significantly worse than our original expectations. Additionally, several actions taken by company management eroded our confidence in their ability to navigate the bank through its troubles. Due to the thesis violation, we completely sold out of our Wilmington position. It was soon announced that it was being sold to M&T bank for a 46% discount to its previous day’s trading price.

UBS Small-Cap Equity Relationship Fund

–	Comstock Resources, an energy E&P (exploration and production) company, was a negative contributor to relative performance during the 12 months. Weakness in natural gas prices due to the soft economy created poor supply/demand fundamentals. Comstock will benefit greatly from a recovery of natural gas prices from depressed levels. In addition, Comstock controls one of the top acreage positions in Haynesville, Louisiana, the most prolific shale gas region in the United States.

•	The Fund held SMART Technologies, which lagged the market during 2010.

–	SMART provides electronic whiteboards to classrooms. Management let growth expectations for a newly acquired business (about 8% of revenue) get too high. Headwinds in this acquired business (right after acquisition) led to results missing expectations. At period end, Promethean, a competitor, preannounced negatively, causing a sharp selloff in SMART Technologies. We believe this was an overreaction. Expectations have since been reset, creating what we view to be an opportunity.

–	Bio-Rad Laboratories disappointed during the period. Bio-Rad manufactures and sells instruments and consumables to the diagnostics and the life science industries. Revenue is well-diversified with multiple customers in multiple geographies, and a large portion of revenue is recurring. The company has low Medicare risk. We believe operational improvements will lead to margin expansion.

•	An underweight to materials detracted from the Fund’s relative performance.

[1]	As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Small-Cap Equity Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	10 years

UBS Small-Cap Equity Relationship Fund	38.66%	6.48%	10.14%

Russell 2000 Index[1]	26.85%	4.47%	6.33%

[1]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Small-Cap Equity Relationship Fund
Top 10 equity holdings (unaudited)
As of December 31, 2010
% of net assets

Tenneco, Inc.	2.2%
Regal-Beloit Corp.	2.1
Bio-Rad Laboratories, Inc., Class A	2.1
Tetra Technologies, Inc.	1.9
BE Aerospace, Inc.	1.7
WMS Industries, Inc.	1.6
Integra LifeSciences Holdings Corp.	1.6
Evercore Partners, Inc., Class A	1.6
Prosperity Bancshares, Inc.	1.6
Owens & Minor, Inc.	1.6

Total	18.0%

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Common stocks
Aerospace & defense	2.49%
Air freight & logistics	1.46
Auto components	2.20
Building products	2.71
Capital markets	5.32
Chemicals	1.50
Commercial banks	4.33
Commercial services & supplies	0.83
Communications equipment	1.93
Computers & peripherals	0.92
Construction & engineering	1.16
Diversified consumer services	3.21
Electrical equipment	2.07
Electronic equipment, instruments & components	1.46
Energy equipment & services	6.96
Food products	1.17
Gas utilities	1.14
Health care equipment & supplies	8.41
Health care providers & services	3.95
Hotels, restaurants & leisure	4.51
Insurance	1.44
Internet software & services	3.43
Life sciences tools & services	2.05
Machinery	2.74
Media	2.52
Oil, gas & consumable fuels	1.21
Personal products	1.36
Professional services	1.22
Real estate investment trust (REIT)	4.62
Road & rail	1.28
Semiconductors & semiconductor equipment	1.06
Software	8.17
Specialty retail	2.54
Textiles, apparel & luxury goods	2.57
Trading companies & distributors	2.39

Total common stocks	96.33%

Short-term investment	5.03
Investment of cash collateral from securities loaned	3.62

Total investments	104.98%

Liabilities, in excess of cash and other assets	(4.98)

Net assets	100.00%

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 96.33%
Aerospace & defense: 2.49%
Aerovironment, Inc.*	39,100	$1,049,053
BE Aerospace, Inc.*	56,700	2,099,601

		3,148,654

Air freight & logistics: 1.46%
Hub Group, Inc., Class A*	52,700	1,851,878

Auto components: 2.20%
Tenneco, Inc.*	67,700	2,786,532

Building products: 2.71%
AO Smith Corp.	38,500	1,466,080
Trex Co., Inc.*[1]	81,800	1,959,928

		3,426,008

Capital markets: 5.32%
Apollo Investment Corp.	134,365	1,487,420
Evercore Partners, Inc., Class A	60,300	2,050,200
Golub Capital BDC, Inc.	75,100	1,285,712
PennantPark Investment Corp.	156,000	1,909,440

		6,732,772

Chemicals: 1.50%
Cytec Industries, Inc.	35,700	1,894,242

Commercial banks: 4.33%
Bank of Hawaii Corp.	23,400	1,104,714
City National Corp.	19,600	1,202,656
Prosperity Bancshares, Inc.	51,400	2,018,992
Webster Financial Corp.	58,700	1,156,390

		5,482,752

Commercial services & supplies: 0.83%
InnerWorkings, Inc.*[1]	160,600	1,051,930

Communications equipment: 1.93%
F5 Networks, Inc.*	4,700	611,752
Netgear, Inc.*	54,300	1,828,824

		2,440,576

Computers & peripherals: 0.92%
Smart Technologies, Inc., Class A*	123,100	1,162,064

Construction & engineering: 1.16%
MasTec, Inc.*	101,000	1,473,590
	Shares	Value

Diversified consumer services: 3.21%
Coinstar, Inc.*	19,100		$1,078,004
Universal Technical Institute, Inc.	78,500		1,728,570
Weight Watchers International, Inc.	33,600		1,259,664

			4,066,238

Electrical equipment: 2.07%
Regal-Beloit Corp.	39,200		2,616,992

Electronic equipment, instruments & components: 1.46%
Rofin-Sinar Technologies, Inc.*	52,000		1,842,880

Energy equipment & services: 6.96%
Bristow Group, Inc.*	37,700		1,785,095
Dawson Geophysical Co.*	37,900		1,209,010
Dril-Quip, Inc.*	19,669		1,528,675
Tetra Technologies, Inc.*	200,700		2,382,309
Willbros Group, Inc.*	194,000		1,905,080

			8,810,169

Food products: 1.17%
Hain Celestial Group, Inc.*	33,600		909,216
Smart Balance, Inc.*	132,802	575,033

			1,484,249

Gas utilities: 1.14%
AGL Resources, Inc.	40,300		1,444,755

Health care equipment & supplies: 8.41%
AngioDynamics, Inc.*	96,117		1,477,318
CONMED Corp.*	58,700		1,551,441
Cooper Cos., Inc.	35,000		1,971,900
Greatbatch, Inc.*	74,400		1,796,760
ICU Medical, Inc.*	49,000		1,788,500
Integra LifeSciences Holdings Corp.*	43,700		2,067,010

			10,652,929

Health care providers & services: 3.95%
Owens & Minor, Inc.	68,050		2,002,711
Patterson Cos., Inc.	48,300		1,479,429
PSS World Medical, Inc.*	67,000		1,514,200

			4,996,340

Hotels, restaurants & leisure: 4.51%
Buffalo Wild Wings, Inc.*	22,400		982,240
Life Time Fitness, Inc.*	41,400		1,696,986
O’Charleys, Inc.*	134,000		964,800
WMS Industries, Inc.*	45,700		2,067,468

			5,711,494

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Insurance: 1.44%
SeaBright Holdings, Inc.	131,600	$1,213,352
Tower Group, Inc.	23,900	611,362

		1,824,714

Internet software & services: 3.43%
Digital River, Inc.*	41,500	1,428,430
RightNow Technologies, Inc.*	40,700	963,369
ValueClick, Inc.*	121,900	1,954,057

		4,345,856

Life sciences tools & services: 2.05%
Bio-Rad Laboratories, Inc., Class A*	25,000	2,596,250

Machinery: 2.74%
Kaydon Corp.	40,100	1,632,872
Pall Corp.	37,000	1,834,460

		3,467,332

Media: 2.52%
Cinemark Holdings, Inc.	95,200	1,641,248
ReachLocal, Inc.*[1]	77,800	1,548,998

		3,190,246

Oil, gas & consumable fuels: 1.21%
Comstock Resources, Inc.*	62,200	1,527,632

Personal products: 1.36%
Prestige Brands Holdings, Inc.*	144,461	1,726,309

Professional services: 1.22%
Heidrick & Struggles International, Inc.	53,700	1,538,505

Real estate investment trust (REIT): 4.62%
American Campus Communities, Inc.	35,700	1,133,832
Cypress Sharpridge Investments, Inc.	85,400	1,102,514
Entertainment Properties Trust	31,300	1,447,625
Hudson Pacific Properties, Inc.	104,100	1,566,705
MFA Financial, Inc.	73,000	595,680

		5,846,356

Road & rail: 1.28%
Kansas City Southern*	33,800	1,617,668

Semiconductors & semiconductor equipment: 1.06%
ON Semiconductor Corp.*	136,400	1,347,632
	Shares	Value

Software: 8.17%
Blackboard, Inc.*[1]	29,900	$1,234,870
Cadence Design Systems, Inc.*	196,600	1,623,916
NICE Systems Ltd. ADR*	32,300	1,127,270
Nuance Communications, Inc.*	80,000	1,454,400
RealPage, Inc.*	38,600	1,193,898
Solera Holdings, Inc.	23,700	1,216,284
Ss&C Technologies Holdings, Inc.*	70,300	1,441,853
Websense, Inc.*	52,100	1,055,025

		10,347,516

Specialty retail: 2.54%
Children’s Place Retail Stores, Inc.*	33,000	1,638,120
PetSmart, Inc.	39,600	1,576,872

		3,214,992

Textiles, apparel & luxury goods: 2.57%
Movado Group, Inc.*	48,904	789,311
Skechers U.S.A., Inc., Class A*	58,700	1,174,000
True Religion Apparel, Inc.*	58,200	1,295,532

		3,258,843

Trading companies & distributors: 2.39%
Beacon Roofing Supply, Inc.*	68,600	1,225,882
Interline Brands, Inc.*	79,300	1,805,661

		3,031,543

Total common stocks
(cost $94,912,477)		121,958,438

Short-term investment: 5.03%

Investment company: 5.03%
UBS Cash Management Prime
Relationship Fund[2]
(cost $6,367,744)	6,367,744	6,367,744

Investment of cash collateral from securities loaned: 3.62%
UBS Private Money Market Fund LLC[2]
(cost $4,577,175)	4,577,175	4,577,175

Total investments: 104.98%
(cost $105,857,396)		132,903,357

Liabilities, in excess of cash and other assets: (4.98)%		(6,302,523)

Net assets: 100.00%		$126,600,834

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $108,690,069; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,042,408
Gross unrealized depreciation	(829,120)

Net unrealized appreciation of investments	$24,213,288

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2010.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$5,049,080	$54,487,521	$53,168,857	$6,367,744	$10,201

UBS Private Money Market Fund LLC[a]	2,723,230	57,559,450	55,705,505	4,577,175	36,334

	$7,772,310	$112,046,971	$108,874,362	$10,944,919	$46,535

[a] The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.
ADR	American depositary receipt
REIT	Real estate investment trust

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$121,958,438	$—	$—	$121,958,438

Short-term investment	—	6,367,744	—	6,367,744

Investment of cash collateral from securities loaned	—	4,577,175	—	4,577,175

Total	$121,958,438	$10,944,919	$—	$132,903,357

46	See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2010, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 9.38%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 16.10%. (Please note that the Fund’s returns do not reflect the deduction of taxes that an investor would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance versus the benchmark was due largely to stock selection. Industry allocation was slightly negative for performance.

Portfolio performance summary What worked

•	Several individual stock positions were successful during the period.

	–	BorgWarner was the Fund’s largest positive contributor during the 12 months. The company manufactures and sells engineered automotive systems and components. Borg Warner is focused on technological innovations for automakers, and it enjoys high operating margins. The company is positioned well for important secular trends, such as better fuel economy and lower emissions. Additionally, Borg Warner’s solid management team has a long track record of innovation. Given the company’s very strong performance, we sold out of our position during the period.

	–	Carnival Corp. also contributed positively. News regarding the fire on one of Carnival’s ships was a one-time incident that caused some volatility in share price performance during the period. But when the company reported strong earnings results, the stock moved higher. As the economy has continued to recover, Carnival has benefitted from an increasing demand for cruises, improving pricing power and low supply growth. (For details, see “Portfolio highlights.”)

•	Several individual stock positions within the information technology sector made a positive contribution to relative returns. Within information technology, we believe that tech hardware is currently providing the best investment opportunities. This is an area that should benefit from an increase in capital expenditures, supported by stronger corporate balance sheets.

	–	Intuit[1] was a successful position during the year. The company is the biggest provider of tax and personal finance software. Intuit reported higher forecasts that topped estimates during the third quarter of 2010, and announced plans for a $2 billion stock buyback. We sold out of our position after the stock performed well.

	–	The Fund held a position in Autodesk in order to access broader cyclical growth trends in the economy. The stock outperformed, and we trimmed the position in December. The demand for Autodesk’s design software increased, which helped to move the company’s earnings higher. The stock also benefited from improving industry trends, specifically hiring and spending, as the economic recovery continued.

•	The Fund’s holding in Paccar was positive for performance during the 12 months. The position was one of the largest contributors at the stock level. The company has enjoyed a successful period as freight volumes continue to rise with the economic recovery. We have trimmed the position due to very strong performance. (For details, see “Portfolio highlights.”)

•	A short position in Amedisys contributed positively to relative returns. The Fund shorted Amedisys, a decision that was positive for performance when the company’s shares experienced their sharpest decline in four years. The home health-care provider preannounced earnings that were worse than expected due to a large decline in recertification trends. In addition, Amedisys suspended their annual guidance, and the SEC is investigating the company. Our investment thesis for Amedisys was proven correct, and we sold out of the position before year-end.

47

UBS U.S. Equity Alpha Relationship Fund

What didn’t work
•	Short positions in Netflix and Akamai Technologies were the largest detractors from Fund performance during the 12 months.

	–	Although Netflix was the largest detractor during the period, our investment thesis started to work in December. After a US regulator endorsed higher fees for heavy web users, the stock traded lower on the news. (For details, see “Portfolio highlights.”)

	–	A short position in Akamai also detracted from the Fund’s performance. We expect that Akamai, which provides technology for mobile services platforms, will face significant competition in its industry, which has low barriers to entry. We closed the position in November, and reallocated the proceeds into what our research shows to be more compelling opportunities. (For details, see “Portfolio highlights.”)

•	A long position in Apollo Group was the largest detractor from performance during the review period. Apollo specializes in providing higher education programs for working adults. The for-profit education sector came under intense regulatory scrutiny at period end, and the company’s share price underperformed. Over the past few years, we believe Apollo has worked hard to put the long-term success of the student at the heart of the company’s own long-term success, and has been implementing investments to back up this view.

•	Stock selection within the utilities sector made a negative contribution to performance. Defensive sectors lagged the market meaningfully as the economy began to recover.

	–	Names such as Exelon[1] and FirstEnergy detracted from relative returns. We recently completed a major review of the power generation industry, including numerous covered utility companies with exposure to wholesale power generation prices. The study provides a framework for forecasting normal power prices by region. It incorporates our normal gas price outlook, which was recently revised downward, and our coal price forecasts.

The lower normal power prices that resulted from our study generally decrease the investment opportunity for many of the Fund’s utility holdings. Our regional analysis demonstrated that Exelon is exposed to relatively weak market areas where power prices will stay lower for longer than other regions. Exelon had been the biggest positive beneficiary of proposed carbon cap-and-trade rules, which do not appear likely to be enacted. We sold out of Exelon during the year and continue to hold First Energy in the Fund.

Portfolio highlights

•	We believe Carnival can benefit from increased consumer demand, and that sentiment on demand is too negative. Consumer demand has room to rise—even in a slow growth scenario—given the relative importance of vacations in consumer spending priorities, the value proposition of cruising and the relatively low penetration rates of cruising, particularly in Europe. Our research indicates that supply growth will slow significantly after 2011, even with a couple of new ship orders by smaller competitors. In any case, Carnival’s management has levers to pull that can offset margin pressures from higher fuel prices as the global economy recovers.

•	Paccar is one of the premier companies in the industrial space. We expect to see operating margins in the truck segment continue to improve over where they have been historically. We fully expect the company’s performance to improve as we get past the worst trough in truck demand. In addition, Paccar should benefit from the announcement that its new MX engine will be available in numerous Peterbilt models beginning this summer.

UBS U.S. Equity Alpha Relationship Fund

•	The Fund is short Netflix, reflecting our belief that the company faces serious headwinds in the intermediate term. These obstacles include the “net neutrality” proposal by the Federal Communications Commission, which calls for allowing network providers to manage traffic through pricing. We believe this will benefit broadband providers, such as Comcast, while harming Netflix. In addition, the company’s business offers low barriers to entry, and Netflix has a deficient library of content.

•	Shares of Akamai Technologies, a short position in the portfolio, performed well as revenue growth returned in 2010. We believe, however, that revenue and cash flow growth will be less than what is implied in the current share price. While there has been much excitement over the potential growth from streaming video over the internet, we expect that network operators such as AT&T, Verizon and Comcast will capture much of the growth. We also expect that competitors, including Level3 Communications, Limelight, Amazon and Microsoft will contain Akamai’s market share and pricing. We closed our short position in November, and reallocated the proceeds into more compelling opportunities.

[1]	As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	9.38%	1.43%	2.37%

Russell 1000 Index[2]	16.10%	2.59%	3.02%

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 20, 2005, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top 10 equity holdings (unaudited)[1,2]
As of December 31, 2010
% of net assets

Exxon Mobil Corp.	5.1%
Apple, Inc.	3.3
Procter & Gamble Co.	3.3
Wells Fargo & Co.	2.9
PepsiCo, Inc.	2.6
AT&T, Inc.	2.5
JPMorgan Chase & Co.	2.3
Kroger Co.	2.2
General Dynamics Corp.	2.1
Adobe Systems, Inc.	2.1

Total	28.4%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	3.31%
Air freight & logistics	1.80
Airlines	0.92
Auto components	1.50
Automobiles	1.49
Beverages	2.65
Biotechnology	1.68
Capital markets	4.02
Chemicals	3.03
Commercial banks	4.54
Communications equipment	3.75
Computers & peripherals	6.15
Diversified consumer services	0.76
Diversified financial services	3.29
Diversified telecommunication services	2.46
Electric utilities	4.12
Energy equipment & services	3.86
Food & staples retailing	2.23
Food products	1.26
Health care equipment & supplies	6.28
Health care providers & services	1.77
Hotels, restaurants & leisure	2.80
Household durables	1.44
Household products	3.27
Insurance	5.11
Internet & catalog retail	0.52
IT services	1.19
Machinery	5.38
Media	5.53
Metals & mining	1.22
Multi-utilities	0.77
Oil, gas & consumable fuels	8.93
Personal products	1.29
Pharmaceuticals	4.81
Road & rail	1.64
Semiconductors & semiconductor equipment	4.30
Software	6.91
Specialty retail	3.46

Total common stocks	119.44%

Investment company
SPDR S&P 500 ETF Trust	0.66%
Short-term investment	0.83

Total investments before investments sold short	120.93%

Investments sold short
Common stocks
Aerospace & defense	(0.91)
Automobiles	(0.90)
Beverages	(0.54)
Commercial banks	(0.53)
Computers & peripherals	(0.93)
Diversified telecommunication services	(0.96)
Energy equipment & services	(0.72)
Hotels, restaurants & leisure	(0.72)
Household products	(0.61)
Insurance	(0.69)
Internet & catalog retail	(0.83)
IT services	(0.54)
Media	(1.23)
Multiline retail	(1.27)
Multi-utilities	(1.80)
Oil, gas & consumable fuels	(1.64)
Pharmaceuticals	(1.29)
Semiconductors & semiconductor equipment	(0.73)
Software	(1.38)
Specialty retail	(1.28)
Trading companies & distributors	(0.73)
Water utilities	(1.23)

Total investments sold short	(21.46)%

Total investments, net of investments sold short	99.47
Cash and other assets, less liabilities	0.53

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 119.44%
Aerospace & defense: 3.31%
General Dynamics Corp.[1]	85,400	$6,059,984
Raytheon Co.[1]	73,800	3,419,892

		9,479,876

Air freight & logistics: 1.80%
FedEx Corp.[1]	55,200	5,134,152

Airlines: 0.92%
Southwest Airlines Co.[1]	202,800	2,632,344

Auto components: 1.50%
Johnson Controls, Inc.[1]	112,500	4,297,500

Automobiles: 1.49%
General Motors Co.*[1]	115,300	4,249,958

Beverages: 2.65%
PepsiCo, Inc.[1]	116,000	7,578,280

Biotechnology: 1.68%
Alexion Pharmaceuticals, Inc.*[1]	19,600	1,578,780
Amgen, Inc.*[1]	45,500	2,497,950
Amylin Pharmaceuticals, Inc.*[1]	48,600	714,906

		4,791,636

Capital markets: 4.02%
Bank of New York Mellon Corp.[1]	137,795	4,161,409
Goldman Sachs Group, Inc.[1]	27,400	4,607,584
Morgan Stanley[1]	100,000	2,721,000

		11,489,993

Chemicals: 3.03%
Air Products & Chemicals, Inc.[1]	15,900	1,446,105
Celanese Corp., Series A1	34,700	1,428,599
Dow Chemical Co.[1]	84,700	2,891,658
Monsanto Co.[1]	41,600	2,897,024

		8,663,386

Commercial banks: 4.54%
US Bancorp[1]	168,600	4,547,142
Wells Fargo & Co.[1]	271,900	8,426,181

		12,973,323

Communications equipment: 3.75%
Cisco Systems, Inc.*[1]	234,100	4,735,843
QUALCOMM, Inc.[1]	121,100	5,993,239

		10,729,082
	Shares	Value

Computers & peripherals: 6.15%
Apple, Inc.*[1]	29,000	$9,354,240
Hewlett-Packard Co.[1]	127,000	5,346,700
Seagate Technology PLC*[1]	192,800	2,897,784

		17,598,724

Diversified consumer services: 0.76%
Apollo Group, Inc., Class A*[1]	55,100	2,175,899

Diversified financial services: 3.29%
Citigroup, Inc.*[1]	611,500	2,892,395
JPMorgan Chase & Co.[1]	153,700	6,519,954

		9,412,349

Diversified telecommunication services: 2.46%
AT&T, Inc.[1]	239,100	7,024,758

Electric utilities: 4.12%
American Electric Power Co., Inc.[1]	146,700	5,278,266
Edison International[1]	73,200	2,825,520
FirstEnergy Corp.[1]	99,700	3,690,894

		11,794,680

Energy equipment & services: 3.86%
Baker Hughes, Inc.[1]	97,700	5,585,509
Noble Corp.[1]	152,200	5,444,194

		11,029,703

Food & staples retailing: 2.23%
Kroger Co.[1]	285,600	6,386,016

Food products: 1.26%
Kellogg Co.[1]	70,400	3,596,032

Health care equipment & supplies: 6.28%
Baxter International, Inc.[1]	57,000	2,885,340
Boston Scientific Corp.*[1]	268,800	2,034,816
Covidien PLC[1]	115,500	5,273,730
Medtronic, Inc.[1]	145,700	5,404,013
Zimmer Holdings, Inc.*[1]	44,200	2,372,656

		17,970,555

Health care providers & services: 1.77%
UnitedHealth Group, Inc.[1]	140,300	5,066,233

Hotels, restaurants & leisure: 2.80%
Carnival Corp.[1]	123,500	5,694,585
International Game Technology[1]	130,800	2,313,852

		8,008,437

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Household durables: 1.44%
Fortune Brands, Inc.[1]	68,200	$4,109,050

Household products: 3.27%
Procter & Gamble Co.[1]	145,400	9,353,582

Insurance: 5.11%
Aflac, Inc.[1]	93,600	5,281,848
MetLife, Inc.[1]	123,500	5,488,340
Principal Financial Group, Inc.[1]	118,300	3,851,848

		14,622,036

Internet & catalog retail: 0.52%
Amazon.com, Inc.*[1]	8,300	1,494,000

IT services: 1.19%
Visa, Inc., Class A1	48,200	3,392,316

Machinery: 5.38%
Dover Corp.[1]	72,300	4,225,935
Illinois Tool Works, Inc.[1]	108,700	5,804,580
PACCAR, Inc.[1]	49,900	2,865,258
Pall Corp.[1]	50,400	2,498,832

		15,394,605

Media: 5.53%
Comcast Corp., Class A1	261,500	5,745,155
Interpublic Group of Cos., Inc.*	113,332	1,203,585
Time Warner, Inc.[1]	142,400	4,581,008
Viacom, Inc., Class B1	108,400	4,293,724

		15,823,472

Metals & mining: 1.22%
Steel Dynamics, Inc.[1]	189,900	3,475,170

Multi-utilities: 0.77%
MDU Resources Group, Inc.[1]	108,700	2,203,349

Oil, gas & consumable fuels: 8.93%
Exxon Mobil Corp.[1]	197,700	14,455,824
Hess Corp.[1]	40,500	3,099,870
Marathon Oil Corp.[1]	81,800	3,029,054
Ultra Petroleum Corp.*[1]	103,500	4,944,195

		25,528,943

Personal products: 1.29%
Avon Products, Inc.[1]	127,200	3,696,432

Pharmaceuticals: 4.81%
Allergan, Inc.[1]	54,400	3,735,648
Johnson & Johnson[1]	80,800	4,997,480
Merck & Co., Inc.[1]	139,700	5,034,788

		13,767,916
	Shares	Value

Road & rail: 1.64%
Ryder System, Inc.[1]	88,900	$4,679,696

Semiconductors & semiconductor equipment: 4.30%
Applied Materials, Inc.[1]	203,700	2,861,985
Broadcom Corp., Class A1	56,300	2,451,865
Intersil Corp., Class A1	168,500	2,572,995
Marvell Technology Group Ltd.*[1]	89,600	1,662,080
National Semiconductor Corp.[1]	200,600	2,760,256

		12,309,181

Software: 6.91%
Adobe Systems, Inc.*[1]	195,900	6,029,802
Autodesk, Inc.*[1]	129,700	4,954,540
Microsoft Corp.[1]	164,100	4,581,672
Symantec Corp.*[1]	250,700	4,196,718

		19,762,732

Specialty retail: 3.46%
GameStop Corp., Class A*[1]	143,600	3,285,568
Home Depot, Inc.[1]	62,600	2,194,756
Lowe’s Cos., Inc.[1]	175,900	4,411,572

		9,891,896

Total common stocks
(cost $290,549,932)		341,587,292

Investment company: 0.66%
SPDR S&P 500 ETF Trust
(cost $1,751,895)	15,000	1,886,700

Short-term investment: 0.83%
Investment company: 0.83%
UBS Cash Management Prime
Relationship Fund[2]
(cost $2,363,512)	2,363,512	2,363,512

Total investments before investments sold short: 120.93%

(cost $294,665,339)		345,837,504

Investments sold short: (21.46)%

Common stocks: (21.46)%

Aerospace & defense: (0.91)%
Goodrich Corp.	(29,500)	(2,598,065)

Automobiles: (0.90)%
Ford Motor Co.	(153,100)	(2,570,549)

Beverages: (0.54)%
Constellation Brands, Inc., Class A	(69,100)	(1,530,565)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Commercial banks: (0.53)%
BB&T Corp.	(57,700)	$(1,516,933)

Computers & peripherals: (0.93)%
EMC Corp.	(51,700)	(1,183,930)
NetApp, Inc.	(27,000)	(1,483,920)

		(2,667,850)

Diversified telecommunication services: (0.96)%
Qwest Communications
International, Inc.	(361,900)	(2,754,059)

Energy equipment & services: (0.72)%
Halliburton Co.	(50,100)	(2,045,583)

Hotels, restaurants & leisure: (0.72)%
Starwood Hotels & Resorts
Worldwide, Inc.	(34,100)	(2,072,598)

Household products: (0.61)%
Church & Dwight Co., Inc.	(25,400)	(1,753,108)

Insurance: (0.69)%
Travelers Cos., Inc.	(35,400)	(1,972,134)

Internet & catalog retail: (0.83)%
NetFlix, Inc.	(13,500)	(2,371,950)

IT services: (0.54)%
Cognizant Technology Solutions
Corp., Class A	(21,000)	(1,539,090)

Media: (1.23)%
Discovery Communications, Inc.,
Class A	(37,300)	(1,555,410)
Lamar Advertising Co., Class A	(48,900)	(1,948,176)

		(3,503,586)

Multiline retail: (1.27)%
Dollar General Corp.	(70,500)	(2,162,235)
Sears Holdings Corp.	(19,900)	(1,467,625)

		(3,629,860)

Multi-utilities: (1.80)%
Consolidated Edison, Inc.	(43,200)	(2,141,424)
Integrys Energy Group, Inc.	(36,500)	(1,770,615)
NSTAR	(29,100)	(1,227,729)

		(5,139,768)
	Shares	Value

Oil, gas & consumable fuels: (1.64)%
Occidental Petroleum Corp.	(22,100)	$(2,168,010)
Pioneer Natural Resources Co.	(29,100)	(2,526,462)

		(4,694,472)

Pharmaceuticals: (1.29)%
Eli Lilly & Co.	(58,400)	(2,046,336)
Hospira, Inc.	(29,700)	(1,653,993)

		(3,700,329)

Semiconductors & semiconductor equipment: (0.73)%
Novellus Systems, Inc.	(64,200)	(2,074,944)

Software: (1.38)%
BMC Software, Inc.	(51,700)	(2,437,138)
Compuware Corp.	(130,300)	(1,520,601)

		(3,957,739)

Specialty retail: (1.28)%
O’Reilly Automotive, Inc.	(35,200)	(2,126,784)
TJX Cos., Inc.	(34,800)	(1,544,772)

		(3,671,556)

Trading companies & distributors: (0.73)%
WW Grainger, Inc.	(15,200)	(2,099,272)

Water utilities: (1.23)%
American Water Works Co., Inc.	(69,300)	(1,752,597)
Aqua America, Inc.	(77,900)	(1,751,192)

		(3,503,789)

Total investments sold short
(proceeds $47,447,355)		(61,367,799)

Total investments, net of
investments sold short: 99.47%		284,469,705

Cash and other assets,
less liabilities: 0.53%		1,524,267

Net assets: 100.00%		$285,993,972

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, before investments sold short, was $302,952,469; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$46,397,176
Gross unrealized depreciation	(3,512,141)

Net unrealized appreciation of investments	$42,885,035

*	Non-income producing security.
[1]	All or a portion of these securities have been designated as collateral for open short positions.
[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime
Relationship Fund	$2,989,526	$59,144,358	$59,770,372	$2,363,512	$6,398

ETF	Exchange Traded Fund

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$341,587,292	$—	$—	$341,587,292

Common stocks sold short	(61,367,799)	—	—	(61,367,799)

Investment company	1,886,700	—	—	1,886,700

Short-term investment	—	2,363,512	—	2,363,512

Total	$282,106,193	$2,363,512	$—	$284,469,705

56	See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 14.33%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 16.10%. (Please note that the Fund’s returns do not reflect the deduction of taxes that an investor would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was largely due to stock selection. Sector allocation was slightly negative for the year.

Portfolio performance summary
What worked

•	Stock selection within the information technology sector made a positive contribution to relative returns during the period. Within information technology, we believe that tech hardware is currently providing the best investment opportunities. This is an area that should benefit from an increase in capital expenditures, supported by stronger corporate balance sheets.

	–	The Fund’s position in VMW are was the best performer for the year. The company creates infrastructure software used to virtualize server functions. This technology allows enterprises to reduce their physical server fleet and reduce space and energy consumed by corporate data centers. We sold out of VMWare during the year, given that the position was trading close to our fair value estimate. (For details, see “Portfolio highlights.”)

	–	Intuit was another successful position during the year. The company is the biggest provider of tax and personal finance software. Intuit reported higher forecasts that topped estimates during the third quarter of 2010, and announced plans for a $2 billion stock buyback. We sold out of our position after the stock performed well.

•	Several energy stocks benefited Fund returns. Cyclical sectors such as energy and materials were some of the best performing sectors in 2010.

	–	The Fund’s position in Baker Hughes made a positive contribution for the period as rising oil prices and the increasing number of US oil rigs helped move the company’s share price higher.

	–	We bought shares of Anadarko Petroleum[1] when its price declined in the wake of the oil spill in the Gulf of Mexico. Because the company was a drilling partner of BP, investors feared it would face steep financial penalties. We believed the company bore limited exposure to the spill, and initiated a new position. When the crisis passed, the stock recovered strongly, and our position was rewarded.

•	The Fund’s holding in Paccar was positive for performance during the 12 months. The position was the second largest contributor at the stock level. The company has enjoyed a successful period as freight volumes continue to rise with the economic recovery. We have trimmed the position due to very strong performance. (For details, see “Portfolio highlights.”)

•	Also aiding performance for the Fund was an overweight position in Fortune Brands. Rumors of a breakup plan pushed shares of Fortune Brands higher in November. Then, the company announced plans to split the company into as many as three separate businesses. The company intends to spin off its home and security unit to shareholders, and either sell or spin off its golf division. This would allow Fortune to focus on its successful wine and spirits division. (For details, see “Portfolio highlights.”)

UBS U.S. Large Cap Equity Relationship Fund

What didn’t work

•	The largest detractor from Fund performance during the 12 months was Apollo Group whose share price underperformed when the for-profit education sector came under intense regulatory scrutiny during the fourth quarter of 2010. (For details, see “Portfolio highlights.”)

•	Covidien had a negative impact on Fund returns, as well. After disappointing for much of 2010, Covidien performed significantly better in the fourth quarter due to an improved operating environment and signs of price stability. (For details, see “Portfolio highlights.”)

•	The Fund’s position in Avon Products also detracted from performance. Shares of Avon dropped following an earnings report at the end of October that fell short of investors’ expectations. Increased spending on advertising, as well as weakness in the skin care and cosmetics categories, were all cited as causes for the disappointing numbers.

•	Stock selection within the utilities sector made a negative contribution to performance. Defensive sectors lagged the market meaningfully as the economy began to recover.

– Names such as Exelon[1] and FirstEnergy detracted from relative returns. We recently completed a major review of the power generation industry, including numerous covered utility companies with exposure to wholesale power generation prices. The study provides a framework for forecasting normal power prices by region. It incorporates our normal gas price outlook, which was recently revised downward, and our coal price forecasts.

The lower normal power prices that resulted from our study generally decrease the investment opportunity for many of the Fund’s utility holdings. Our regional analysis demonstrated that Exelon is exposed to relatively weak market areas where power prices will stay lower for longer than other regions. Exelon had been the biggest positive beneficiary of proposed carbon cap-and-trade rules, which do not appear likely to be enacted. We sold out of Exelon during the year and continue to hold First Energy in the Fund. (For details, see “Portfolio highlights.”)

Portfolio highlights

•	The Fund’s position in VMware Inc. made a significant contribution to returns. VMware’s virtualization software helps companies reduce costs by running multiple applications on a single server, and allows them to move applications among servers. We believe VMware has a significant competitive advantage within its industry.

•	Paccar is one of the premier companies in the capital goods sector. The stock benefited from macro news that the trucking industry recovery continues to progress. In addition, truck orders have bounced back from prior year lows. Paccar also increased their quarterly dividend during the year, and this was positively received by the market.

•	We believe that the current earnings power and valuation of Fortune Brands are being negatively impacted by the housing market downturn and soft economy. However, we have confidence in management’s ability to weather the current housing market challenge, given its good track record in past downturns.

•	Apollo Group, which specializes in providing higher education programs for working adults, suffered a sharp decline in enrollment in 2010 versus the prior year after, it altered its enrollment practices. Concerns about student loan defaults and possible government regulation put pressure on the stock for much of the year. Over the past few years,

UBS U.S. Large Cap Equity Relationship Fund

we believe Apollo has worked hard to put the long-term success of the student at the heart of the company’s own long-term success, and has been implementing investments to back that up.

•	Although Covidien is experiencing volume issues, we expect them to be transient, as patients can only delay surgical procedures for so long. Covidien’s pharmaceutical business faces increased pricing pressure with its generic narcotics. We believe that three new products that are in the early days of being rolled out, as well as additional new drugs expected next year, should offset the pricing issues. Pharmaceuticals represents less than 20% of Covidien’s sales and profits. We own the stock for its solid franchise in devices, rather than for its pharmaceutical business.

1As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Equity Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	10 years

UBS U.S. Large Cap Equity Relationship Fund	14.33%	1.67%	4.58%

Russell 1000 Index[1]	16.10%	2.59%	1.83%

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of December 31, 2010
% of net assets

Exxon Mobil Corp.	4.2%
Apple, Inc.	3.2
Wells Fargo & Co.	2.4
JPMorgan Chase & Co.	2.3
AT&T, Inc.	2.1
Carnival Corp.	2.0
Johnson & Johnson	2.0
Comcast Corp., Class A	2.0
General Dynamics Corp.	1.9
Aflac, Inc.	1.9

Total	24.0%

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Common stocks
Aerospace & defense	2.73%
Air freight & logistics	1.39
Airlines	0.88
Auto components	1.44
Automobiles	1.14
Beverages	1.88
Biotechnology	2.37
Capital markets	3.27
Chemicals	2.17
Commercial banks	3.94
Communications equipment	3.31
Computers & peripherals	5.60
Diversified consumer services	0.67
Diversified financial services	3.26
Diversified telecommunication services	2.08
Electric utilities	2.59
Energy equipment & services	2.79
Food & staples retailing	1.42
Food products	1.06
Health care equipment & supplies	4.34
Health care providers & services	1.63
Hotels, restaurants & leisure	2.81
Household durables	1.76
Household products	1.78
Insurance	4.20
IT services	0.92
Machinery	4.84
Media	5.00
Oil, gas & consumable fuels	8.34
Personal products	1.34
Pharmaceuticals	4.89
Road & rail	0.97
Semiconductors & semiconductor equipment	4.05
Software	5.61
Specialty retail	2.23

Total common stocks	98.70%

Short-term investment	1.37

Total investments	100.07%

Liabilities, in excess of cash and other assets	(0.07)

Net assets	100.00%

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 98.70%
Aerospace & defense: 2.73%
General Dynamics Corp.	15,400	$1,092,784
Raytheon Co.	9,400	435,596

		1,528,380

Air freight & logistics: 1.39%
FedEx Corp.	8,400	781,284

Airlines: 0.88%
Southwest Airlines Co.	38,100	494,538

Auto components: 1.44%
Johnson Controls, Inc.	21,200	809,840

Automobiles: 1.14%
General Motors Co.*	17,300	637,678

Beverages: 1.88%
PepsiCo, Inc.	16,100	1,051,813

Biotechnology: 2.37%
Alexion Pharmaceuticals, Inc.*	3,800	306,090
Amgen, Inc.*	8,800	483,120
Amylin Pharmaceuticals, Inc.*	9,500	139,745
Genzyme Corp.*	5,600	398,720

		1,327,675

Capital markets: 3.27%
Bank of New York Mellon Corp.	21,500	649,300
Goldman Sachs Group, Inc.	4,300	723,088
Morgan Stanley	16,900	459,849

		1,832,237

Chemicals: 2.17%
Celanese Corp, Series A	6,800	279,956
Dow Chemical Co.	14,300	488,202
Monsanto Co.	6,400	445,696

		1,213,854

Commercial banks: 3.94%
US Bancorp	31,300	844,161
Wells Fargo & Co.	44,000	1,363,560

		2,207,721

Communications equipment: 3.31%
Cisco Systems, Inc.*	46,900	948,787
QUALCOMM, Inc.	18,300	905,667

		1,854,454
	Shares	Value

Computers & peripherals: 5.60%
Apple, Inc.*	5,500	$1,774,080
Hewlett-Packard Co.	20,400	858,840
Seagate Technology PLC*	33,800	508,014

		3,140,934

Diversified consumer services: 0.67%
Apollo Group, Inc., Class A*	9,500	375,155

Diversified financial services: 3.26%
Citigroup, Inc.*	118,300	559,559
JPMorgan Chase & Co.	29,900	1,268,358

		1,827,917

Diversified telecommunication services: 2.08%
AT&T, Inc.	39,700	1,166,386

Electric utilities: 2.59%
American Electric Power Co., Inc.	26,000	935,480
FirstEnergy Corp.	14,000	518,280

		1,453,760

Energy equipment & services: 2.79%
Baker Hughes, Inc.	13,000	743,210
Noble Corp.	22,900	819,133

		1,562,343

Food & staples retailing: 1.42%
Kroger Co.	35,600	796,016

Food products: 1.06%
Kellogg Co.	11,600	592,528

Health care equipment & supplies: 4.34%
Baxter International, Inc.	10,200	516,324
Boston Scientific Corp.*	36,900	279,333
Covidien PLC	19,600	894,936
Medtronic, Inc.	20,000	741,800

		2,432,393

Health care providers & services: 1.63%
UnitedHealth Group, Inc.	25,300	913,583

Hotels, restaurants & leisure: 2.81%
Carnival Corp.	24,500	1,129,695
International Game Technology	25,100	444,019

		1,573,714

Household durables: 1.76%
Fortune Brands, Inc.	16,400	988,100

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Household products: 1.78%
Procter & Gamble Co.	15,500	$997,115

Insurance: 4.20%
Aflac, Inc.	18,800	1,060,884
MetLife, Inc.	18,000	799,920
Principal Financial Group, Inc.	15,100	491,656

		2,352,460

IT services: 0.92%
Visa, Inc., Class A	7,300	513,774

Machinery: 4.84%
Dover Corp.	14,600	853,370
Illinois Tool Works, Inc.	19,600	1,046,640
PACCAR, Inc.	4,850	278,487
Pall Corp.	10,800	535,464

		2,713,961

Media: 5.00%
Comcast Corp., Class A	51,200	1,124,864
Interpublic Group of Cos., Inc.*	18,300	194,346
Time Warner, Inc.	27,100	871,807
Viacom, Inc., Class B	15,500	613,955

		2,804,972

Oil, gas & consumable fuels: 8.34%
Exxon Mobil Corp.	32,200	2,354,464
Hess Corp.	10,100	773,054
Marathon Oil Corp.	17,500	648,025
Ultra Petroleum Corp.*	18,800	898,076

		4,673,619

Personal products: 1.34%
Avon Products, Inc.	25,800	749,748

Pharmaceuticals: 4.89%
Allergan, Inc.	12,500	858,375
Johnson & Johnson	18,200	1,125,670
Merck & Co., Inc.	21,000	756,840

		2,740,885

Road & rail: 0.97%
Ryder System, Inc.	10,300	542,192
	Shares	Value

Semiconductors & semiconductor equipment: 4.05%
Applied Materials, Inc.	24,500	$344,225
Broadcom Corp., Class A	13,900	605,345
Intersil Corp., Class A	29,200	445,884
Marvell Technology Group Ltd.*	22,900	424,795
National Semiconductor Corp.	32,800	451,328

		2,271,577

Software: 5.61%
Adobe Systems, Inc.*	33,900	1,043,442
Autodesk, Inc.*	16,300	622,660
Microsoft Corp.	32,400	904,608
Symantec Corp.*	34,200	572,508

		3,143,218

Specialty retail: 2.23%
GameStop Corp., Class A*	22,400	512,512
Lowe’s Cos., Inc.	29,300	734,844

		1,247,356

Total common stocks
(cost $46,917,797)		55,313,180

Short-term investment: 1.37%

Investment company: 1.37%
UBS Cash Management Prime
Relationship Fund[1]
(cost $768,221)	768,221	768,221

Total investments: 100.07%
(cost $47,686,018)		56,081,401

Liabilities, in excess of cash and
other assets: (0.07)%		(40,599)

Net assets: 100.00%		$56,040,802

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes was $51,271,071; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$5,384,292
Gross unrealized depreciation	(573,962)

Net unrealized appreciation of investments	$4,810,330
*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$713,789	$11,110,252	$11,055,820	$768,221	$1,914

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$55,313,180	$—	$—	$55,313,180

Short-term investment	—	768,221	—	768,221

Total	$55,313,180	$768,221	$—	$56,081,401

64	See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) returned 15.42%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 16.71%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance versus the benchmark was due primarily to stock selection.

Portfolio performance summary
What worked

•	Stock selection and an overweight to the consumer discretionary sector made the strongest positive contribution to Fund performance. As the US economy emerged from recession, consumer spending was stronger than expected. Retail sales were up 8% overall for the year.

	–	Shares of Amazon.com rose strongly in 2010. The company’s sales grew 40% during the year, as consumers continue to spend a larger percentage of their money online. During a brief selloff in the second and third quarters, we were able to add to the Fund’s holdings at attractive prices. The stock recovered after Amazon announced positive earnings, and the Fund’s position was rewarded. (For details, see “Portfolio highlights.”)

	–	The Fund benefited from holding Priceline.com, an online travel site that serves customers in the US and Europe. Sovereign debt and government austerity issues in Europe caused shares of Priceline to decline in the second quarter of 2010. As with Amazon, we bought more shares at temporarily depressed prices. When Priceline’s earnings exceeded expectations in the third and the fourth quarters, it had a positive impact on the Fund’s performance.

•	Several information technology names contributed positively to performance during the year.

	–	Apple is one of the largest positions in the Fund. The company’s stock benefited from a refresh of the iPhone, and the successful introduction of the iPad. The iPad launch propelled sales far beyond expectations. (For details, see “Portfolio highlights.”)

	–	Not holding Microsoft and Hewlett-Packard during the 12-month period helped performance. Both companies make up a significant portion of the Fund’s benchmark. When they lagged the broader market, the Fund’s performance relative to the benchmark improved. (For details, see “Portfolio highlights.”)

•	Several of the Fund’s energy and materials stocks were positive for performance. As the economic recovery strengthened during the second half of the year, the Fund’s holdings, particularly in commodity-related stocks, performed strongly.

What didn’t work

•	Several financial names detracted from Fund performance during the year.

	–	CME Group lagged the market during the year. The company offers futures trading through its exchanges, and operates a counterparty clearing service. CME’s customers include hedge funds and banks, whose trading volumes declined during the summer months. In addition, CME was hurt by the passage of new financial regulations by the Senate during the second quarter of 2010. Investors feared the changes would dampen trading volumes, and the stock sold off. We believe some of the clouds have lifted, and we continue to hold the stock.

UBS U.S. Large Cap Growth Equity Relationship Fund

	–	Shares of Blackrock, the world’s largest asset manager, suffered during the review period. The company purchased Barclays Global Investors, the purveyors of iShares exchange-traded funds. When Blackrock experienced outflows in some of its traditional fixed income products during the year, Blackrock’s stock declined.

•	Several of the Fund’s health care holdings made a negative contribution to performance. The overhaul of the nation’s health care system affected the sector as a whole. The Fund’s slight overweight relative to the benchmark was a headwind for performance.

	–	Medical devices manufacturer Covidien sold off during the period. A significant portion of Covidien’s revenues come from Europe. Concerns about the impact of currency exchange rates on Covidien’s earnings negatively affected the share price. (For details, see “Portfolio highlights.”)

•	The Fund’s consumer staples names underperformed during the period. General Mills,[1] a leading global manufacturer of cereal and other food products, underperformed as investors favored companies with higher beta (risk). This staid company didn’t grow as quickly as others in the sector, and has lagged as a result.

Portfolio highlights

•	Amazon.com is the largest e-commerce retailer in the world. The company’s technology platform has made it the most convenient site to buy and sell merchandise. With over $32 billion in sales, Amazon’s scale allows it to offer the lowest prices. This attracts more customers and, in turn, further increases their buying power, creating a distinct competitive advantage that we believe will allow Amazon to grow beyond what is currently priced into its shares. Increased volumes can result from new category introductions, new customer accounts, new third party retailers and geographic expansion.

•	Apple is a leading provider of computers, smart phones, digital media players and digital media. We believe Apple is well-positioned to capitalize on secular adoption of converged communications technology and digital media. The company’s iTunes platform confers a long-term advantage over competitors, as it is the leading platform for MP3 music sales, and has become the largest distributor for smart phone applications.

•	Covidien[1] is a leader in surgical devices and instruments, in an industry characterized by a duopoly structure, high margins, limited competition and very little pricing pressure.[2] We believe Covidien’s surgical business will grow faster than the firm’s other segments for the foreseeable future, resulting in gross margin expansion and ROIC (“Return on Invested Capital”) accretion beyond what is currently priced into its shares.

[1]	As of December 31, 2010, this position was no longer held by the Fund.
[2]	A duopoly implies only two producers exist in one market; however, as in this case, this definition is generally used when only two firms have dominant control over a specific market.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	Inception[1]

UBS U.S. Large Cap Growth Equity Relationship Fund	15.42%	5.32%	5.87%

Russell 1000 Growth Index[2]	16.71%	3.75%	4.07%

[1]	Inception date of UBS U.S. Large Cap Growth Equity Relationship Fund is November 7, 2005.
[2]	The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from November 7, 2005, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Growth Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of December 31, 2010
% of net assets

Apple, Inc.	7.4%
Google, Inc., Class A	5.2
Amazon.com, Inc.	5.0
EMC Corp.	3.6
McDonald’s Corp.	3.4
Occidental Petroleum Corp.	3.2
QUALCOMM, Inc.	3.1
Allergan, Inc.	2.9
Crown Castle International Corp.	2.6
Priceline.com, Inc.	2.4

Total	38.8%

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Common stocks
Aerospace & defense	4.09%
Air freight & logistics	1.61
Capital markets	2.48
Chemicals	4.30
Communications equipment	6.90
Computers & peripherals	12.34
Diversified financial services	2.33
Electrical equipment	1.30
Energy equipment & services	2.39
Food & staples retailing	1.80
Food products	2.17
Health care providers & services	1.21
Hotels, restaurants & leisure	6.74
Internet & catalog retail	7.41
Internet software & services	8.04
IT services	2.18
Life sciences tools & services	1.62
Machinery	4.55
Media	2.80
Metals & mining	1.88
Oil, gas & consumable fuels	7.86
Pharmaceuticals	4.32
Road & rail	1.14
Software	2.93
Textiles, apparel & luxury goods	1.83
Wireless telecommunication services	3.49

Total common stocks	99.71%

Short-term investment	0.16
Investment of cash collateral from securities loaned	1.20

Total investments	101.07%

Liabilities, in excess of cash and other assets	(1.07)

Net assets	100.00%

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Common stocks: 99.71%
Aerospace & defense: 4.09%
Precision Castparts Corp.	12,600	$1,754,046
United Technologies Corp.	30,300	2,385,216

		4,139,262

Air freight & logistics: 1.61%
C.H. Robinson Worldwide, Inc.	20,300	1,627,857

Capital markets: 2.48%
BlackRock, Inc.	5,500	1,048,190
Goldman Sachs Group, Inc.	8,700	1,462,992

		2,511,182

Chemicals: 4.30%
Potash Corp. of Saskatchewan, Inc.	8,400	1,300,572
Praxair, Inc.	10,700	1,021,529
Sherwin-Williams Co.	24,200	2,026,750

		4,348,851

Communications equipment: 6.90%
F5 Networks, Inc.*	7,500	976,200
Juniper Networks, Inc.*	48,600	1,794,312
QUALCOMM, Inc.	63,800	3,157,462
Riverbed Technology, Inc.*	29,700	1,044,549

		6,972,523

Computers & peripherals: 12.34%
Apple, Inc.*	23,100	7,451,136
EMC Corp.*	156,900	3,593,010
SanDisk Corp.*	28,700	1,430,982

		12,475,128

Diversified financial services: 2.33%
CME Group, Inc.	4,400	1,415,700
IntercontinentalExchange, Inc.*	7,900	941,285

		2,356,985

Electrical equipment: 1.30%
Roper Industries, Inc.	17,200	1,314,596

Energy equipment & services: 2.39%
Schlumberger Ltd.	29,000	2,421,500

Food & staples retailing: 1.80%
CVS Caremark Corp.	52,300	1,818,471

Food products: 2.17%
Kellogg Co.	42,900	2,191,332
	Shares	Value

Health care providers & services: 1.21%
Express Scripts, Inc.*	22,600	$1,221,530

Hotels, restaurants & leisure: 6.74%
International Game Technology	95,600	1,691,164
Las Vegas Sands Corp.*	37,100	1,704,745
McDonald’s Corp.	44,500	3,415,820

		6,811,729

Internet & catalog retail: 7.41%
Amazon.com, Inc.*	28,100	5,058,000
Priceline.com, Inc.*	6,100	2,437,255

		7,495,255

Internet software & services: 8.04%
Baidu, Inc. ADR*	17,900	1,727,887
Google, Inc., Class A*	8,800	5,226,936
Sina Corp.*[1]	17,000	1,169,940

		8,124,763

IT services: 2.18%
MasterCard, Inc., Class A	4,851	1,087,157
Teradata Corp.*	27,100	1,115,436

		2,202,593

Life sciences tools & services: 1.62%
Agilent Technologies, Inc.*	39,500	1,636,485

Machinery: 4.55%
Danaher Corp.	39,000	1,839,630
Illinois Tool Works, Inc.	30,900	1,650,060
Parker Hannifin Corp.	12,900	1,113,270

		4,602,960

Media: 2.80%
Discovery
Communications, Inc., Class A*	43,400	1,809,780
Focus Media Holding Ltd. ADR*	46,700	1,024,131

		2,833,911

Metals & mining: 1.88%
Freeport-McMoRan Copper & Gold, Inc.	15,800	1,897,422

Oil, gas & consumable fuels: 7.86%
Anadarko Petroleum Corp.	21,600	1,645,056
Concho Resources, Inc.*	17,900	1,569,293
CONSOL Energy, Inc.	31,400	1,530,436
Occidental Petroleum Corp.	32,600	3,198,060

		7,942,845

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

December 31, 2010

	Shares	Value

Pharmaceuticals: 4.32%
Allergan, Inc.	42,800	$2,939,076
Watson Pharmaceuticals, Inc.*	27,600	1,425,540

		4,364,616

Road & rail: 1.14%
Union Pacific Corp.	12,400	1,148,984

Software: 2.93%
Oracle Corp.	68,100	2,131,530
Red Hat, Inc.*	18,100	826,265

		2,957,795

Textiles, apparel & luxury goods: 1.83%
NIKE, Inc., Class B	21,700	1,853,614

Wireless telecommunication services: 3.49%
American Tower Corp., Class A*	17,800	919,192
Crown Castle International Corp.*	59,600	2,612,268

		3,531,460

Total common stocks
(cost $81,664,966)		100,803,649
	Shares	Value

Short-term investment: 0.16%

Investment company: 0.16%
UBS Cash Management
Prime Relationship Fund[2]
(cost $160,351)	160,351	$160,351

Investment of cash collateral from securities loaned: 1.20%
UBS Private Money Market Fund LLC[2]
(cost $1,215,500)	1,215,500	1,215,500

Total investments: 101.07%
(cost $83,040,817)		102,179,500

Liabilities, in excess of cash and
other assets: (1.07)%		(1,077,528)

Net assets: 100.00%		$101,101,972
Notes to portfolio of investments
 Aggregate cost for federal income tax purposes was $84,754,043; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$17,580,179
Gross unrealized depreciation	(154,722)

Net unrealized appreciation of investments	$17,425,457

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2010.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$726,786	$36,535,408	$37,101,843	$160,351	$2,914

UBS Private Money Market Fund LLC[a]	—	7,083,435	5,867,935	1,215,500	669

	$726,786	$43,618,843	$42,969,778	$1,375,851	$3,583

[a]	The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

ADR    American depositary receipt

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$100,803,649	$—	$—	$100,803,649

Short-term investment	—	160,351	—	160,351

Investment of cash collateral from securities loaned	—	1,215,500	—	1,215,500

Total	$100,803,649	$1,375,851	$—	$102,179,500

See accompanying notes to financial statements.	71

UBS Credit Bond Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS Credit Bond Relationship Fund (the “Fund”), previously UBS Corporate Bond Relationship Fund, returned 9.26%. For comparison purposes, the Barclays Capital US Credit Index (the “Index”) returned 8.47% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a strong return and outperformed its benchmark during the period, due largely to security selection.

Portfolio performance summary
What worked

•	The Fund’s security selection in the financials and industrials sectors contributed to performance during the reporting period. The spreads of issuers in these sectors narrowed during the fiscal year amid signs that economic growth was gaining momentum, corporate profits were generally better than expected, corporate default rates moved sharply lower and investor demand was generally robust. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

	–	Within the financials space, our selection of securities issued by banks, insurance companies and financial companies enhanced the Fund’s results.

•	A small out-of-index exposure to commercial mortgage-backed securities (CMBS) was a positive for results. As the reporting period began, CMBS spreads were wide by historical standards and presented an attractive opportunity based on that we believed to be their underlying fundamental value. Having an allocation to CMBS was rewarded as their spreads significantly narrowed.

•	The Fund’s duration positioning modestly contributed to performance. We tactically adjusted the Fund’s duration during the reporting period. In particular, we moved to a short position in the latter months of the reporting period, given our belief that yields were unsustainably low. This proved to be the case, as Treasury yields moved sharply higher in November and December 2010. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•	The Fund’s yield curve positioning was beneficial for results. During much of the period, the Fund was positioned for a flattening of the yield curve. We saw the yield curve flatten, particularly during July and August, as long-term yields declined more than their short-term counterparts. This flattening was due, in part, to the Fed’s repeated assurances that it would keep the federal funds rate—the interest rate banks charge each other for loans—on hold for an extended period, thus anchoring short terms rates. Longer-term rates fell sharply over that two-month period due to some disappointing economic data and investor expectations for monetary policy.

•	Certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies. The results of derivatives use during the period were within our expectations.

UBS Credit Bond Relationship Fund

What didn’t work

•	Overall, our overweight to financials was not rewarded. During the first half of the reporting period, the sector was dragged down by some moderating economic data, sovereign credit concerns in peripheral Europe, and uncertainties surrounding financial reform in the US. Although the sector rallied during the second half of the fiscal year, it was not enough to offset its earlier weakness.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Credit Bond Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	Inception[1]

UBS Credit Bond Relationship Fund	9.26%	4.99%	4.90%

Barclays Capital US Credit Index[2]	8.47%	5.98%	5.42%

[1]	Inception date of UBS Credit Bond Relationship Fund is September 15, 2003.
[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The US Credit Index includes publicly issued US corporates, specified foreign debentures and secured notes denominated in US dollars. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 15, 2003, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Credit Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2010
% of net assets

Citigroup, Inc.,
6.125%, due 05/15/18	2.6%
Morgan Stanley,
6.625%, due 04/01/18	2.4
Bear Stearns Cos. LLC,
7.250%, due 02/01/18	2.2
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	2.0
European Investment Bank,
1.250%, due 09/17/13	1.7
Comcast Corp.,
6.300%, due 11/15/17	1.4
Brazilian Government International Bond,
10.500%, due 07/14/14	1.2
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	1.2
Telecom Italia Capital SA,
5.250%, due 11/15/13	1.2
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	1.1

Total	17.0%

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Bonds
Corporate bonds
Aerospace & defense	0.75%
Airlines	0.23
Automobiles	0.53
Banks	0.18
Beverages	1.96
Biotechnology	0.97
Building products	0.32
Capital markets	6.04
Chemicals	0.80
Commercial banks	10.18
Commercial services & supplies	1.42
Communications equipment	0.62
Computers & peripherals	1.43
Consumer finance	1.12
Diversified financial services	10.21
Diversified telecommunication services	5.65
Electric utilities	4.31
Food & staples retailing	1.18
Food products	1.76
Health care providers & services	3.20
Healthcare equipment & supplies	0.25
Household products	0.27
Insurance	4.25
Leisure equipment & products	0.36
Media	5.35
Metals & mining	1.46
Multiline retail	0.26
Multi-utilities	0.95
Office electronics	0.68
Oil, gas & consumable fuels	11.26
Paper & forest products	0.12
Personal products	0.38
Pharmaceuticals	2.63
Real estate investment trust (REIT)	0.59
Road & rail	0.65
Software	0.29
Specialty retail	0.48
Tobacco	1.19
Wireless telecommunication services	2.43

Total corporate bonds	86.71%

Asset-backed security	0.36
Collateralized debt obligation	0.12
Commercial mortgage-backed security	0.40
Municipal bonds	3.47
US government obligation	0.64
Non-US government obligations	4.34
Supranational bond	1.65

Total bonds	97.69%

Preferred stock	0.03
Short-term investment	0.73

Total investments	98.45%

Cash and other assets, less liabilities	1.55

Net assets	100.00%

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Bonds: 97.69%
Corporate bonds: 86.71%
Australia: 0.56%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19	$1,700,000	$2,283,178

Austria: 0.93%
Oesterreichische Kontrollbank AG,
1.875%, due 03/21/12	3,750,000	3,806,775

Bermuda: 0.13%
Validus Holdings Ltd.,
8.875%, due 01/26/40	500,000	533,002

Canada: 1.23%
Cenovus Energy, Inc.,
4.500%, due 09/15/14	2,900,000	3,107,507
EnCana Corp.,
6.500%, due 05/15/19	515,000	610,409
TransCanada PipeLines Ltd.,
7.625%, due 01/15/39	1,015,000	1,312,465

Total Canada corporate bonds		5,030,381

Cayman Islands: 0.67%
Petrobras International Finance Co.,
5.875%, due 03/01/18	1,000,000	1,064,818
Vale Overseas Ltd.,
6.875%, due 11/10/39	1,500,000	1,657,395

Total Cayman Islands corporate bonds		2,722,213

France: 0.29%
Total Capital SA,
2.300%, due 03/15/16	600,000	586,119
3.125%, due 10/02/15	600,000	614,735

Total France corporate bonds		1,200,854

Germany: 0.52%
Deutsche Bank AG,
3.875%, due 08/18/14	2,000,000	2,099,508

Isle of Man: 0.26%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	1,000,000	1,040,000

Luxembourg: 1.80%
Covidien International Finance SA,
4.200%, due 06/15/20	1,140,000	1,139,712
Enel Finance International SA,
3.875%, due 10/07/14[1]	1,100,000	1,118,581
Telecom Italia Capital SA,
5.250%, due 11/15/13	4,895,000	5,099,640

Total Luxembourg corporate bonds		7,357,933
	Face amount	Value

Malaysia: 0.28%
Petronas Capital Ltd.,
5.250%, due 08/12/19[1]	$1,055,000	$1,130,388

Mexico: 0.45%
America Movil SAB de CV,
3.625%, due 03/30/15	1,500,000	1,542,345
5.000%, due 03/30/20	275,000	285,848

Total Mexico corporate bonds		1,828,193

Netherlands:1.45%
Rabobank Nederland NV,
2.125%, due 10/13/15	785,000	759,177
Shell International Finance BV,
1.875%, due 03/25/13	2,430,000	2,466,649
3.100%, due 06/28/15	1,375,000	1,412,055
Volkswagen International Finance NV,
1.625%, due 08/12/13[1]	1,270,000	1,269,348

Total Netherlands corporate bonds		5,907,229

Netherlands Antilles: 0.55%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	2,200,000	2,238,452

Portugal: 0.19%
EDP Finance BV,
6.000%, due 02/02/18[1]	825,000	771,108

Qatar: 0.62%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	1,000,000	1,194,768
Ras Laffan Liquefied Natural Gas
Co. Ltd. III,
5.500%, due 09/30/14[1]	1,250,000	1,346,250

Total Qatar corporate bonds		2,541,018

South Korea: 1.08%
Export-Import Bank of Korea,
5.875%, due 01/14/15	4,075,000	4,401,054

Spain: 0.62%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	2,225,000	2,392,823
7.045%, due 06/20/36	150,000	153,476

Total Spain corporate bonds		2,546,299

Switzerland: 0.75%
Credit Suisse,
6.000%, due 02/15/18	2,850,000	3,056,038

United Kingdom: 3.16%
AstraZeneca PLC,
6.450%, due 09/15/37	1,100,000	1,305,928

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Barclays Bank PLC,
5.140%, due 10/14/20	$465,000	$418,383
6.750%, due 05/22/19	1,000,000	1,129,506
BP Capital Markets PLC,
3.875%, due 03/10/15	3,030,000	3,125,415
5.250%, due 11/07/13	550,000	595,657
British Telecommunications PLC,
9.875%, due 12/15/30	1,200,000	1,599,397
Diageo Capital PLC,
4.828%, due 07/15/20	1,000,000	1,055,170
Royal Bank of Scotland Group PLC,
5.625%, due 08/24/20	1,175,000	1,168,185
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]	1,000,000	1,029,566
Vodafone Group PLC,
5.625%, due 02/27/17	1,300,000	1,451,251

Total United Kingdom corporate bonds		12,878,458

United States: 71.17%
Abbey National Capital Trust I,
8.963%, due 06/30/30[2,3]	685,000	722,675
Aetna, Inc.,
6.500%, due 09/15/18	3,050,000	3,513,115
Allergan, Inc.,
5.750%, due 04/01/16	1,390,000	1,583,416
Allied Waste North America, Inc.,
6.875%, due 06/01/17	2,300,000	2,530,000
Allstate Corp.,
6.750%, due 05/15/18	750,000	867,235
Ally Financial, Inc.,
6.875%, due 09/15/11	585,000	601,087
Altria Group, Inc.,
9.950%, due 11/10/38	1,605,000	2,261,657
Ameren Corp.,
8.875%, due 05/15/14	1,000,000	1,125,169
American Express Credit Corp.,
5.875%, due 05/02/13	3,025,000	3,289,802
American International Group, Inc.,
3.650%, due 01/15/14	435,000	442,428
6.250%, due 05/01/36	1,675,000	1,607,704
Amgen, Inc.,
6.400%, due 02/01/39	1,070,000	1,232,237
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	2,175,000	2,336,579
Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	3,250,000	3,422,955
5.000%, due 04/15/20	1,000,000	1,056,932
Apache Corp.,
5.250%, due 02/01/42	225,000	223,591
AT&T, Inc.,
5.350%, due 09/01/40[1]	1,299,000	1,221,665
AvalonBay Communities, Inc.,
3.950%, due 01/15/21	810,000	772,733
	Face amount	Value

BAE Systems Holdings, Inc.,
4.950%, due 06/01/14[1]	$675,000	$723,663
Bank of America Corp.,
5.420%, due 03/15/17	4,240,000	4,201,628
5.875%, due 01/05/21	465,000	481,093
7.625%, due 06/01/19	1,820,000	2,095,611
Bear Stearns Cos. LLC,
7.250%, due 02/01/18	7,575,000	8,976,845
Boeing Co.,
5.000%, due 03/15/14	2,125,000	2,331,078
Bottling Group LLC,
6.950%, due 03/15/14	2,100,000	2,433,509
Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	1,025,000	1,139,909
Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	980,000	1,159,556
Capital One Bank USA N.A.,
8.800%, due 07/15/19	2,570,000	3,161,200
Capital One Capital VI,
8.875%, due 05/15/40	550,000	572,688
CareFusion Corp.,
5.125%, due 08/01/14	925,000	999,870
Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	675,000	740,764
6.125%, due 02/17/14	1,260,000	1,416,540
Cellco Partnership,
8.500%, due 11/15/18	2,585,000	3,382,602
CenturyLink, Inc.,
7.600%, due 09/15/39	725,000	730,725
Cisco Systems, Inc.,
5.900%, due 02/15/39	2,265,000	2,508,499
Citigroup, Inc.,
6.125%, due 05/15/18	9,725,000	10,654,000
CNA Financial Corp.,
5.875%, due 08/15/20	525,000	522,728
Comcast Corp.,
6.300%, due 11/15/17	4,865,000	5,570,172
CSX Corp.,
6.220%, due 04/30/40	1,265,000	1,373,330
Daimler Finance North America LLC,
8.500%, due 01/18/31	1,625,000	2,171,395
Delta Air Lines 2010-2 Class A Pass
Through Trust,
4.950%, due 05/23/19	915,000	918,431
DirecTV Financing Co., Inc.,
6.000%, due 08/15/40	900,000	903,537
7.625%, due 05/15/16	3,680,000	4,080,200
Discover Bank,
8.700%, due 11/18/19	550,000	647,413
Discovery Communications LLC,
3.700%, due 06/01/15	1,225,000	1,268,288

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Dominion Resources, Inc., Series B,
5.950%, due 06/15/35	$1,575,000	$1,673,770
6.300%, due 09/30/66[2]	630,000	614,250
Dow Chemical Co.,
4.250%, due 11/15/20	705,000	675,318
8.550%, due 05/15/19	1,250,000	1,566,560
DTE Energy Co.,
6.350%, due 06/01/16	1,400,000	1,574,292
Duke Energy Carolinas LLC,
Series A,
6.000%, due 12/01/28	1,550,000	1,683,601
El Paso Pipeline Partners Operating
Co LLC,
6.500%, due 04/01/20	1,050,000	1,101,651
Energy Transfer Partners LP,
5.950%, due 02/01/15	1,235,000	1,354,695
Enterprise Products Operating LLC,
3.700%, due 06/01/15	1,500,000	1,547,352
6.875%, due 03/01/33	1,575,000	1,763,326
EOG Resources, Inc.,
4.100%, due 02/01/21	1,500,000	1,475,283
ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	1,290,000	1,389,104
ERP Operating LP, REIT,
5.750%, due 06/15/17	1,500,000	1,643,527
Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,060,000	1,147,525
Express Scripts, Inc.,
6.250%, due 06/15/14	1,135,000	1,268,887
Fidelity National Financial, Inc.,
6.600%, due 05/15/17	500,000	498,876
FirstEnergy Solutions Corp.,
6.800%, due 08/15/39	1,075,000	1,041,892
Fortune Brands, Inc.,
6.375%, due 06/15/14	1,000,000	1,083,766
Freeport-McMoRan Copper & Gold, Inc.,
8.375%, due 04/01/17	850,000	940,312
General Electric Capital Corp.,
2.250%, due 11/09/15	285,000	273,986
5.875%, due 01/14/38	3,850,000	3,996,489
5.900%, due 05/13/14	2,700,000	2,988,249
Series A,
6.750%, due 03/15/32	1,000,000	1,132,118
Genzyme Corp.,
3.625%, due 06/15/15	1,100,000	1,129,298
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	1,050,000	1,241,000
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	7,580,000	8,347,043
Hasbro, Inc.,
6.350%, due 03/15/40	1,450,000	1,467,230
Hewlett-Packard Co.,
4.750%, due 06/02/14	1,750,000	1,917,442
	Face amount	Value

Home Depot, Inc.,
5.250%, due 12/16/13	$1,800,000	$1,975,583
HSBC Bank USA N.A.,
4.875%, due 08/24/20	850,000	844,958
5.625%, due 08/15/35	1,995,000	1,894,370
International Business Machines Corp.,
5.700%, due 09/14/17	1,675,000	1,922,488
5.875%, due 11/29/32	1,775,000	2,000,579
International Lease Finance Corp.,
6.625%, due 11/15/13	2,000,000	2,042,500
International Paper Co.,
9.375%, due 05/15/19	365,000	469,495
JP Morgan Chase Capital XXV,
Series Y,
6.800%, due 10/01/37	2,990,000	3,082,962
JP Morgan Chase Capital XXVII,
Series AA,
7.000%, due 11/01/39	500,000	523,514
JPMorgan Chase & Co.,
4.250%, due 10/15/20	515,000	502,975
Kellogg Co.,
4.450%, due 05/30/16	700,000	753,457
Kentucky Utilities Co.,
5.125%, due 11/01/40[1]	865,000	848,602
KeyCorp,
3.750%, due 08/13/15	1,375,000	1,379,535
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	1,695,000	1,614,506
Kraft Foods, Inc.,
6.500%, due 08/11/17	1,850,000	2,153,533
6.750%, due 02/19/14	2,550,000	2,906,847
Kroger Co.,
6.900%, due 04/15/38	1,025,000	1,175,301
Laboratory Corp of America Holdings,
4.625%, due 11/15/20	915,000	906,747
Lehman Brothers Holdings, Inc.,
6.875%, due 05/02/18[4]	7,040,000	1,742,400
Life Technologies Corp.,
6.000%, due 03/01/20	1,475,000	1,579,924
Loews Corp.,
6.000%, due 02/01/35	325,000	316,910
Marathon Oil Corp.,
7.500%, due 02/15/19	1,275,000	1,583,468
Massachusetts Mutual Life
Insurance Co.,
8.875%, due 06/01/39[1]	775,000	1,037,281
Mead Johnson Nutrition Co.,
3.500%, due 11/01/14	1,500,000	1,551,121
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	4,475,000	4,897,252
MetLife, Inc.,
6.400%, due 12/15/36	1,035,000	972,900
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	1,425,000	1,503,126

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Morgan Stanley,
5.500%, due 01/26/20	$200,000	$201,605
6.625%, due 04/01/18	8,875,000	9,627,325
Mosaic Co.,
7.375%, due 12/01/14[1]	1,000,000	1,035,122
Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	1,000,000	1,121,711
National Rural Utilities Cooperative
Finance Corp.,
10.375%, due 11/01/18	330,000	455,210
Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	1,500,000	1,542,220
NBC Universal, Inc.,
3.650%, due 04/30/15[1]	2,500,000	2,564,237
News America, Inc.,
6.200%, due 12/15/34	675,000	708,740
Norfolk Southern Corp.,
5.750%, due 04/01/18	880,000	993,714
NuStar Logistics LP,
7.650%, due 04/15/18	2,280,000	2,612,823
Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	1,000,000	1,170,570
ONEOK, Inc.,
6.000%, due 06/15/35	1,070,000	1,036,529
Oracle Corp.,
6.500%, due 04/15/38	1,000,000	1,165,520
Owens Corning,
6.500%, due 12/01/16	1,250,000	1,323,901
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	4,000,000	4,617,736
Pacific Gas & Electric Co.,
6.050%, due 03/01/34	975,000	1,067,527
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	900,000	1,169,581
Pemex Project Funding Master Trust,
5.750%, due 03/01/18	1,450,000	1,550,321
Philip Morris International, Inc.,
5.650%, due 05/16/18	775,000	873,754
Principal Financial Group, Inc.,
7.875%, due 05/15/14	3,900,000	4,493,034
Progress Energy, Inc.,
7.050%, due 03/15/19	925,000	1,097,426
Prudential Financial, Inc.,
Series B,
4.500%, due 11/15/20	1,000,000	977,950
7.375%, due 06/15/19	600,000	707,423
Series D,
5.400%, due 06/13/35	425,000	403,984
PSEG Power LLC,
8.625%, due 04/15/31	1,150,000	1,476,955
Public Service Electric & Gas,
2.700%, due 05/01/15	1,600,000	1,614,246
Qwest Corp.,
6.875%, due 09/15/33	2,075,000	2,038,687
7.625%, due 06/15/15	605,000	682,138
	Face amount	Value

Reynolds American, Inc.,
7.625%, due 06/01/16	$1,525,000	$1,772,393
Roche Holdings, Inc.,
5.000%, due 03/01/14[1]	1,400,000	1,533,102
Safeway, Inc.,
5.800%, due 08/15/12	1,000,000	1,076,221
SBA Tower Trust,
4.254%, due 04/15/15[1]	1,765,000	1,826,436
Southwestern Electric Power Co.,
6.450%, due 01/15/19	1,700,000	1,866,858
Spectra Energy Capital LLC,
6.250%, due 02/15/13	1,900,000	2,060,554
Sprint Capital Corp.,
6.875%, due 11/15/28	1,165,000	1,019,375
SunTrust Bank,
7.250%, due 03/15/18	1,905,000	2,112,245
Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	1,230,000	1,274,359
Time Warner Cable, Inc.,
6.750%, due 07/01/18	2,615,000	3,048,251
Time Warner, Inc.,
3.150%, due 07/15/15	2,075,000	2,108,237
7.625%, due 04/15/31	1,275,000	1,549,996
Union Pacific Corp.,
5.780%, due 07/15/40	300,000	302,118
UnitedHealth Group, Inc.,
6.875%, due 02/15/38	1,550,000	1,804,530
Valero Energy Corp.,
4.500%, due 02/01/15	1,840,000	1,913,685
6.125%, due 02/01/20	1,120,000	1,189,514
6.625%, due 06/15/37	665,000	675,396
7.500%, due 04/15/32	1,510,000	1,594,389
Verizon Communications, Inc.,
5.250%, due 04/15/13	1,000,000	1,087,288
Verizon New York, Inc.,
Series B,
7.375%, due 04/01/32	2,320,000	2,603,356
Wachovia Bank NA,
5.850%, due 02/01/37	3,100,000	3,119,809
Wachovia Capital Trust III,
5.800%, due 03/15/11[2,3]	1,000,000	867,500
Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	1,150,000	1,080,823
6.500%, due 08/15/37	2,185,000	2,567,043
Washington Mutual Bank,
0.000%, due 05/20/13[4]	1,325,000	1,656
5.500%, due 01/15/13[4]	12,075,000	15,094
Washington Mutual Preferred
Funding LLC,
9.750%, due 12/15/17[1,2,3,4,5,6]	8,300,000	186,750
Waste Management, Inc.,
4.750%, due 06/30/20	925,000	948,431
7.375%, due 05/15/29	1,025,000	1,185,447

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

WellPoint, Inc.,
4.350%, due 08/15/20	$500,000	$496,104
6.800%, due 08/01/12	3,375,000	3,665,334
Wells Fargo & Co.,
4.375%, due 01/31/13	3,410,000	3,608,636
Wells Fargo Capital XIII,
7.700%, due 03/26/13[2,3]	1,015,000	1,049,256
Williams Cos., Inc.,
8.750%, due 03/15/32	650,000	795,235
Williams Partners LP,
6.300%, due 04/15/40	1,000,000	1,040,887
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	1,350,000	1,390,577
Wyeth,
5.500%, due 02/01/14	1,750,000	1,945,489
Xerox Corp.,
6.350%, due 05/15/18	2,450,000	2,761,748

Total United States corporate bonds		290,169,541

Total corporate bonds
(cost $354,999,408)		353,541,622

Asset-backed security: 0.36%
United States: 0.36%
Continental Airlines, Inc.,
Series A,
7.250%, due 11/10/19
(cost $1,312,705)	1,312,705	1,463,667

Collateralized debt obligation: 0.12%
United States: 0.12%
Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.202%, due 12/15/15[1,2,5,6]
(cost $457,969)	500,000	476,050

Commercial mortgage-backed security: 0.40%
United States: 0.40%
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.807%, due 08/12/45[1,2]
(cost $1,627,313)	1,650,000	1,639,589

Municipal bonds: 3.47%
Chicago Transit Authority,
Series 2008, Class A,
6.899%, due 12/01/40	830,000	830,755
Series 2008, Class B,
6.899%, due 12/01/40	500,000	492,545
Commonwealth of Pennsylvania,
GO Unlimited,
Series 2010, Class B,
5.350%, due 05/01/30	1,000,000	972,920
	Face amount	Value

County of Clark NV,
Series 2009,
6.881%, due 07/01/42	$1,100,000	$1,113,453
Illinois State Taxable Pension,
Series 2003,
5.100%, due 06/01/33	750,000	564,375
Los Angeles Unified School District,
Series 2010,
6.758%, due 07/01/34	1,430,000	1,495,351
Metropolitan Government of
Nashville & Davidson County
Tennessee Convention Center
Authority Revenue Bonds,
Series 2010, Class B,
6.731%, due 07/01/43	400,000	399,040
New Jersey State Turnpike Authority
Revenue Bonds, Class F,
7.414%, due 01/01/40	500,000	551,590
New York City Transitional Finance
Authority, Series 2010,
5.267%, due 05/01/27	1,000,000	959,070
New York State Urban Development
Corp. Revenue Bonds,
5.770%, due 03/15/39	1,115,000	1,109,949
State of California, GO,
6.650%, due 03/01/22	770,000	808,947
7.300%, due 10/01/39	820,000	831,767
Series 2009,
7.550%, due 04/01/39	1,740,000	1,810,661
State of Illinois, GO,
Series 2010,
4.071%, due 01/01/14	1,250,000	1,280,913
4.421%, due 01/01/15	900,000	907,911

Total municipal bonds
(cost $14,458,305)		14,129,247

US government obligation: 0.64%
US Treasury Bond,
3.875%, due 08/15/40
(cost $2,550,167)	2,845,000	2,620,512

Non-US government obligations: 4.34%
Brazil: 1.47%
Brazilian Government International Bond,
8.875%, due 04/15/24	750,000	1,035,000
10.500%, due 07/14/14	3,900,000	4,962,750

		5,997,750

Italy: 0.98%
Republic of Italy,
2.125%, due 10/05/12	4,000,000	3,995,640

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Mexico: 1.06%
United Mexican States, Series A,
5.875%, due 01/15/14	$3,900,000	$4,319,250

Panama: 0.32%
Republic of Panama,
7.250%, due 03/15/15	1,125,000	1,299,375

Poland: 0.25%
Republic of Poland,
3.875%, due 07/16/15	1,000,000	1,016,250

South Africa: 0.26%
Republic of South Africa,
5.500%, due 03/09/20	1,000,000	1,063,750

Total Non-US government obligations
(cost $16,967,882)		17,692,015

Supranational bond: 1.65%
European Investment Bank,
1.250%, due 09/17/13
(cost $6,716,949)	6,740,000	6,746,214

Total bonds
(cost $399,090,698)		398,308,916
	Shares	Value

Preferred stock: 0.03%
Ally Financial, Inc.,
7.000%[1,7]
(cost $100,933)	124	$117,192

Short-term investment: 0.73%

Investment company: 0.73%
UBS Cash Management Prime
Relationship Fund[8]
(cost $2,967,125)	2,967,125	2,967,125

Total investments: 98.45%
(cost $402,158,756)		401,393,233

Cash and other assets, less
liabilities: 1.55%		6,322,300

Net assets: 100.00%		$407,715,533

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $402,799,004; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$26,076,163
Gross unrealized depreciation	(27,481,934)

Net unrealized depreciation of investments	$(1,405,771)

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $27,682,891 or 6.79% of net assets.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security is in default.
[5]	Security is illiquid. At December 31, 2010, the value of these securities amounted to $662,800 or 0.16% of net assets.
[6]	These securities, which represent 0.17% of net assets as of December 31, 2010, are considered restricted. (See restricted securities table below for more information.)

			Acquisition		12/31/10
			cost as a		Value as a
	Acquisition	Acquisition	percentage of	Value	percentage of
Restricted securities	date	cost	net assets	12/31/10	net assets

Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.202%, due 12/15/15	04/23/10	$452,500	0.11%	$476,050	0.12%

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17	10/18/07-11/02/07	8,272,875	2.03	186,750	0.05

		$8,725,375	2.14%	$662,800	0.17%

UBS Credit Bond Relationship Fund
Portfolio of investments

[7]	This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.
[8]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
earned from
		Purchases	Sales		affiliate for
		during the	during the		the year
	Value	year ended	year ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$2,855,486	$143,976,103	$143,864,464	$2,967,125	$8,787

CLO	Collateralized loan obligations
GO	General Obligation
Re-REMIC	Combined Real Estate Mortgage Investment Conduits
REIT	Real estate investment trust

Futures contracts
 UBS Credit Bond Relationship Fund had the following open futures contracts as of December 31, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:

US Long Bond, 33 contracts (USD)	March 2011	$4,176,100	$4,030,125	$(145,975)

US Ultra Bond Futures, 63 contracts (USD)	March 2011	8,174,841	8,006,906	(167,935)

2 Year US Treasury Notes, 120 contracts (USD)	March 2011	26,315,806	26,268,750	(47,056)

US Treasury futures sell contracts:

10 Year US Treasury Notes, 247 contracts (USD)	March 2011	(30,679,702)	(29,748,062)	931,640

Net unrealized appreciation on futures contracts				$570,674

Currency type abbreviation:
USD     United States Dollar

Options written
 UBS Credit Bond Relationship Fund had the following open options written as of December 31, 2010:

	Expiration	Premiums
	date	received	Value

Receiver option written on credit default swaps on credit indices

If option exercised payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 15 Index and Fund receives fixed rate of 1.000%. Underlying credit default swap terminating 12/20/15. European style. Counterparty: Barclays, Notional Amount USD 9,000,000	March 2011	$18,900	$(18,463)

Swaption activity for the year ended December 31, 2010 for UBS Credit Bond Relationship Fund was as follows:

Amount of
premiums received

Swaptions outstanding at December 31, 2009	$—

Swaptions written	18,900

Swaptions terminated in closing purchase transactions	—

Swaptions expired prior to exercise	—

Swaptions outstanding at December 31, 2010	$18,900

UBS Credit Bond Relationship Fund
Portfolio of investments

Swap agreements
 UBS Credit Bond Relationship Fund had an outstanding interest rate swap agreement with the following terms as of December 31, 2010.

Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount		date	the Fund[1]	the Fund[1]	received	Value	appreciation

Morgan Stanley & Co. Inc.	USD	15,075,000	12/19/40	3.9500%	0.3016%[2]	$165,765	$392,346	$558,111

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).

BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

UBS Credit Bond Relationship Fund had outstanding credit default swap agreements with the following terms as of December 31, 2010:

Credit default swaps on corporate issues — buy protection1

						Upfront
				Payments	Payments	payments		Unrealized
			Termination	made by	received by	(made)/		appreciation/
Counterparty	Notional amount		date	the Fund[2]	the Fund	received	Value	(depreciation)

Deutsche Bank AG	USD	1,350,000	09/20/15	1.0000%	—[3]	$9,022	$19,307	$28,329

Deutsche Bank AG	USD	2,200,000	12/20/15	1.0000	— [4]	54,989	(59,785)	(4,796)

Deutsche Bank AG	USD	2,400,000	12/20/15	1.0000	— [5]	57,308	(64,618)	(7,310)

						$121,319	$(105,096)	$16,223

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i)receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Inc., 6.500% bond, due 09/01/25.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Duke Energy Carolinas LLC, 6.100% bond, due 06/01/37.
[5]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Amgen Inc., 7.650% bond, due 11/18/14.

Currency type abbreviation:
USD	United States Dollar

UBS Credit Bond Relationship Fund
Portfolio of investments

Credit default swaps on corporate issues — sell protection1

2
				Payments	Payments
	Notional		Termination	made by	received by	Upfront payments		Unrealized	Credit
Counterparty	amount		date	the Fund	the Fund[2]	(made)/received	Value	appreciation	spread[3]

Citigroup Global
Markets Ltd.	USD	1,250,000	03/20/15	—[4]	1.0000%	$47,932	$(21,130)	$26,802	1.4305%

Deutsche Bank AG	USD	2,200,000	12/20/15	— [5]	1.0000	38,979	(10,852)	28,127	1.1458

Deutsche Bank AG	USD	2,400,000	12/20/15	— [6]	1.0000	(54,877)	57,437	2,560	0.5214

Goldman Sachs
International	USD	2,050,000	09/20/14	— [4]	5.0000	(222,901)	273,942	51,041	1.4305

Goldman Sachs
International	USD	2,150,000	06/20/15	— [7]	1.0000	(25,064)	50,140	25,076	0.5290

JP Morgan Chase
Bank	USD	6,000,000	06/20/11	— [8]	3.1500	—	88,793	88,793	0.2482

Merrill Lynch
International	USD	2,000,000	06/20/15	— [9]	1.0000	87,895	(21,382)	66,513	1.3564

						$(128,036)	$416,948	$288,912

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Metlife Inc., 5.000% bond, due 06/15/15.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Southern California Edison Co, 6.650% bond, due 04/01/29.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Pfizer Inc., 4.650% bond, due 03/01/18.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deere & Co 6.950% bond, due 04/25/14.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the HSBC Finance Corp., 7.000% bond, due 05/15/12.
[9]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp., 5.625% bond, due 09/15/17.

Currency type abbreviation:
USD	United States Dollar

UBS Credit Bond Relationship Fund
Portfolio of investments

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$353,354,872	$186,750	$353,541,622

Asset-backed security	—	1,463,667	—	1,463,667

Collateralized debt obligation	—	—	476,050	476,050

Commercial mortgage-backed security	—	1,639,589	—	1,639,589

Municipal bonds	—	14,129,247	—	14,129,247

US government obligation	—	2,620,512	—	2,620,512

Non-US government obligations	—	17,692,015	—	17,692,015

Supranational bond	—	6,746,214	—	6,746,214

Preferred stock	—	117,192	—	117,192

Short-term investment	—	2,967,125	—	2,967,125

Other financial instruments[1]	570,674	685,735	—	1,256,409

Total	$570,674	$401,416,168	$662,800	$402,649,642

[1]	Other financial instruments include futures contracts, swap agreements and options written.

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Corporate	Collateralized
	bonds	debt obligation	Total

Assets
Beginning balance	$8,300	$—	$8,300

Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	178,450	23,550	202,000

Purchases, sales, issuances, and settlements (net)	—	452,500	452,500

Transfers in and/or out of Level 3	—	—	—

Ending balance	$186,750	$476,050	$662,800

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 12/31/10.	$201,023	$18,081	$219,104

See accompanying notes to financial statements.	85

UBS Global Corporate Bond Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS Global Corporate Bond Relationship Fund (the “Fund”), previously UBS Global Aggregate Bond Relationship Fund, returned 7.44%. For comparison purposes, the Barclays Capital Global Aggregate-Corporate Index (hedged in USD) (the “Index”), returned 7.25%. Over the same period, the Fund’s previous benchmark, the Barclays Capital Global Aggregate Index, returned 5.54%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s slight outperformance versus its benchmark was largely due to security selection and, to a lesser extent, sector and currency positioning.

Certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies during the reporting period. Credit default swaps were used to implement specific credit-related investment strategies. The results of derivatives use during the period were within our expectations.

Portfolio performance summary
What worked

•	Security selection in the corporate bond sector was the largest contributor to performance. Our holdings in Eurozone financial and industrial bonds, combined with strong security selection in US industrial bonds, benefited the Fund’s results. Spreads in these sectors narrowed given improving corporate profits and generally strong investor demand. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

•	An overweight to US financials was rewarded. In particular, our holding in the bank sector was beneficial. Rising capital adequacy and less uncertainty regarding financial reform in the US helped bank spreads to compress during the reporting period.

•	Yield curve positioning enhanced the Fund’s results. During the reporting period, we positioned the Fund in anticipation of a flattening yield curve by having an overweight exposure to 30-year maturities, and an underweight to securities with maturities of 10 years and less. This added to returns, as the yield curve did flatten, with longer-term yields declining more than their shorter-term counterparts.

What didn’t work

•	Our duration positioning detracted from results. The Fund’s duration positioning in Canada, the Eurozone, the UK and the US was shorter than the Index. This was not rewarded, as government bond yields in those countries declined during the fiscal year. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

•	Security selection in US financials was a negative for performance. While the Fund’s overweight position to the strongly-performing US financial sector was beneficial, this was somewhat offset by security selection within the sector.

UBS Global Corporate Bond Relationship Fund

•	An overweight to Eurozone financials was not rewarded. The Fund’s security selection in Eurozone financials was additive for performance. However, this was partially offset by an overweight to the sector, which was dragged down, at times, by the fallout from the European sovereign debt crisis.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	Inception[1]

UBS Global Corporate Bond Relationship Fund	7.44%	6.82%

Barclays Capital Global Aggregate - Corporate Index (hedged in USD)[2,4]	7.25%	7.00%

Barclays Capital Global Aggregate Index[3,4]	5.54%	3.70%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Capital Global Aggregate - Corporate Index (Hedged in USD) is an unmanaged sub-index of the Barclays Capital Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	Effective April 30, 2010, the Fund’s benchmark was changed from the Barclays Capital Global Aggregate Index to the Barclays Capital Global Aggregate - Corporate Index (Hedged in USD) to reflect the Fund’s strategy of investing primarily in the global corporate bond market.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)
As of December 31, 2010
% of net assets

General Electric Capital Corp., Series A,
6.750%, due 03/15/32	1.6%
Goldman Sachs Group, Inc.,
7.500%, due 02/15/19	1.5
Morgan Stanley,
5.950%, due 12/28/17	1.4
Citigroup, Inc.,
6.000%, due 08/15/17	1.3
Citigroup, Inc.,
4.750%, due 05/31/17	1.3
AT&T, Inc.,
5.350%, due 09/01/40	1.3
JPMorgan Chase & Co.,
4.950%, due 03/25/20	1.3
Kreditanstalt fuer Wiederaufbau,
2.050%, due 02/16/26	1.2
Anheuser-Busch InBev Worldwide, Inc.,
7.750%, due 01/15/19	1.2
HSBC Holdings PLC,
6.500%, due 09/15/37	1.1

Total	13.2%

Country exposure, top five (unaudited)
As of December 31, 2010
% of net assets

United States	47.6%
United Kingdom	14.4
France	5.2
Netherlands	4.6
Luxembourg	3.1

Total	74.9%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Agriculture	0.67%
Beverages	2.01
Building materials	0.44
Capital markets	0.28
Chemicals	1.18
Commercial banks	22.97
Commercial services & supplies	1.14
Computers & peripherals	0.34
Consumer finance	0.63
Diversified financial services	16.93
Diversified operations	0.86
Diversified telecommunication services	1.98
Electric utilities	6.46
Energy equipment & services	1.21
Engineering & construction	0.99
Food & staples retailing	1.86
Gas utilities	1.74
Health care providers & services	0.24
Insurance	6.08
Leisure equipment & products	0.28
Media	4.49
Metals & mining	2.24
Miscellaneous manufacturing	0.82
Multiline retail	0.88
Oil, gas & consumable fuels	6.56
Pharmaceuticals	1.27
Pipelines	0.66
Real estate investment trust (REIT)	0.38
Real estate management & development	0.44
Road & rail	0.54
Software	0.48
Telecommunications	1.05
Tobacco	2.71
Transportation	0.52
Water utilities	0.58
Wireless telecommunication services	3.14

Total corporate bonds	95.05%

Non-US government obligation	0.54
Supranational bond	1.10

Total bonds	96.69%

Short-term investment	0.13

Total investments	96.82%

Cash and other assets, less liabilities	3.18

Net assets	100.00%

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

Bonds: 96.69%
Corporate bonds: 95.05%
Australia: 2.66%
Commonwealth Bank of Australia,
3.500%, due 03/19/15[1]		$1,300,000	$1,335,777
National Australia Bank Ltd.,
4.000%, due 07/13/20	EUR	750,000	986,660
Rio Tinto Finance USA Ltd.,
3.500%, due 11/02/20		$2,350,000	2,230,782
Westpac Banking Corp.,
3.000%, due 08/04/15		1,400,000	1,407,081
4.200%, due 02/27/15		200,000	209,911

Total Australia corporate bonds			6,170,211

Belgium: 0.17%
Fortis Bank NV,
6.500%, due 09/26/11[2,3]	EUR	300,000	386,859

Canada: 0.34%
EnCana Corp.,
6.500%, due 05/15/19		$300,000	355,578
Suncor Energy, Inc.,
6.500%, due 06/15/38		400,000	444,057

Total Canada corporate bonds			799,635

Cayman Islands: 2.63%
Hutchison Whampoa International Ltd.,
7.625%, due 04/09/19[1]		1,650,000	1,979,226
New York Life Funding,
5.125%, due 02/03/15	GBP	400,000	665,254
Principal Financial Global
Funding II LLC,
4.500%, due 01/26/17	EUR	800,000	1,026,406
Transocean, Inc.,
6.000%, due 03/15/18		$750,000	787,719
6.800%, due 03/15/38		550,000	563,673
Vale Overseas Ltd.,
5.625%, due 09/15/19		650,000	692,316
6.875%, due 11/10/39		340,000	375,676

Total Cayman Islands corporate bonds			6,090,270

China: 0.93%
Standard Chartered Bank
Hong Kong Ltd.,
0.539%, due 04/13/17[2]		2,300,000	2,156,232

Denmark: 0.46%
Dong Energy A/S,
5.500%, due 06/29/15[2]	EUR	800,000	1,069,040
	Face amount		Value

France: 5.23%
Areva SA,
4.875%, due 09/23/24	EUR	100,000	$133,781
Autoroutes du Sud
de la France,
5.625%, due 07/04/22		600,000	874,716
AXA SA,
5.250%, due 04/16/40[2]		300,000	357,734
6.667%, due 07/06/16[2,3]	GBP	500,000	658,720
Banque Federative du
Credit Mutuel,
0.503%, due 09/27/16[2]		$1,000,000	950,284
4.471%, due 10/28/15[2,3]	EUR	1,150,000	1,260,131
Banque PSA Finance,
8.500%, due 05/04/12		800,000	1,147,494
BNP Paribas,
5.750%, due 01/24/22	GBP	700,000	1,104,317
BPCE SA,
4.625%, due 07/30/15[2,3]	EUR	600,000	617,371
Casino Guichard
Perrachon SA,
5.500%, due 01/30/15		250,000	362,103
Credit Agricole SA,
0.502%, due 03/13/16[2]		$1,000,000	978,879
4.130%, due 11/09/15[2,3]	EUR	800,000	893,985
Credit Logement SA,
4.604%, due 03/16/11[2,3]		300,000	317,958
Electricite de France,
6.950%, due 01/26/39[1]		$600,000	709,968
Natixis,
0.539%, due 01/15/19[2]		1,000,000	853,854
Societe Generale,
1.202%, due 06/07/17[2]	EUR	250,000	313,936
4.196%, due 01/26/15[2,3]		550,000	587,972

Total France corporate bonds			12,123,203

Germany: 1.95%
Bayer AG,
5.000%, due 07/29/05[2]		600,000	793,762
Commerzbank AG,
4.750%, due 01/26/15		460,000	650,124
Deutsche Bank AG,
6.000%, due 09/01/17		$350,000	392,080
Kreditanstalt fuer
Wiederaufbau,
2.050%, due 02/16/26	JPY	208,000,000	2,684,758

Total Germany corporate bonds			4,520,724

Greece: 0.45%
OTE PLC,
5.375%, due 02/14/11	EUR	610,000	816,779
6.000%, due 02/12/15		170,000	218,084

Total Greece corporate bonds			1,034,863

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

Ireland: 0.91%
Allied Irish Banks PLC,
4.500%, due 10/01/12	EUR	200,000	$204,454
GE Capital UK Funding,
6.000%, due 04/11/13	GBP	800,000	1,341,059
Iberdrola Finance Ireland Ltd.,
5.000%, due 09/11/19[1]		$600,000	575,342

Total Ireland corporate bonds			2,120,855

Italy: 1.68%
Banca Monte dei
Paschi di Siena SpA,
5.750%, due 09/30/16	GBP	350,000	469,289
Banco Popolare,
4.125%, due 10/22/14	EUR	450,000	599,274
Intesa Sanpaolo SpA,
6.625%, due 05/08/18		400,000	527,120
Telecom Italia SpA,
1.817%, due 06/07/16[2]		850,000	1,056,509
4.693%, due 11/11/19		500,000	654,959
7.375%, due 12/15/17	GBP	350,000	593,505

Total Italy corporate bonds			3,900,656

Jersey, Channel Islands: 1.18%
BAA Funding Ltd.,
Series 1, Class A5,
3.975%, due 02/15/12[4]	EUR	1,700,000	2,306,649
HSBC Capital Funding LP,
5.369%, due 03/24/14[2,3]		350,000	437,304

Total Jersey, Channel Islands corporate bonds			2,743,953

Luxembourg: 3.05%
ArcelorMittal,
9.000%, due 02/15/15		$1,600,000	1,904,335
Enel Finance International SA,
5.625%, due 08/14/24	GBP	1,100,000	1,703,058
6.000%, due 10/07/39[1]		$300,000	269,101
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13	GBP	850,000	1,408,062
Holcim US Finance Sarl &
Cie SCS,
6.000%, due 12/30/19[1]		$500,000	519,222
Telecom Italia Finance SA,
7.750%, due 01/24/33	EUR	500,000	706,301
Tyco International Finance SA,
8.500%, due 01/15/19		$450,000	575,993

Total Luxembourg corporate bonds			7,086,072

Mexico: 0.33%
America Movil SAB de CV,
3.625%, due 03/30/15		750,000	771,172
	Face amount		Value

Netherlands: 4.63%
Alliander Finance BV,
5.500%, due 04/20/16	EUR	600,000	$893,235
Allianz Finance II BV,
4.750%, due 07/22/19		750,000	1,046,203
CRH Finance BV,
7.375%, due 05/28/14	EUR	350,000	516,253
Daimler International Finance BV,
7.875%, due 01/16/14		950,000	1,462,830
E.ON International Finance BV,
6.000%, due 10/30/19	GBP	400,000	693,669
ELM BV for Swiss
Reinsurance Co.,
5.252%, due 05/25/16[2,3]	EUR	800,000	935,410
Koninklijke KPN NV,
4.750%, due 01/17/17		1,150,000	1,628,028
Rabobank Nederland NV,
5.875%, due 05/20/19		500,000	729,903
Repsol International
Finance BV,
4.750%, due 02/16/17		150,000	205,201
Royal Bank of Scotland NV,
1.002%, due 03/09/15[2]		$800,000	657,214
Scotland International
Finance BV,
4.250%, due 05/23/13[1]		650,000	643,521
Siemens
Financieringsmaatschappij NV,
6.125%, due 09/14/66[2]	GBP	822,000	1,322,462

Total Netherlands corporate bonds			10,733,929

Norway: 0.52%
DnB NOR Bank ASA,
4.500%, due 05/29/14	EUR	500,000	709,992
Statoil ASA,
3.125%, due 08/17/17		$500,000	495,119

Total Norway corporate bonds			1,205,111

Portugal: 0.39%
EDP Finance BV,
4.750%, due 09/26/16	EUR	200,000	251,737
5.375%, due 11/02/12[1]		$650,000	658,473

Total Portugal corporate bonds			910,210

Qatar: 0.50%
Qtel International Finance Ltd.,
6.500%, due 06/10/14[1]		1,050,000	1,150,927

South Korea: 0.51%
Hyundai Capital Services, Inc.,
6.000%, due 05/05/15[1]		1,100,000	1,190,713

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

Spain: 1.73%
BBVA Subordinated
Capital SAU,
5.000%, due 03/31/16[2]	GBP	800,000	$1,200,073
Gas Natural Capital
Markets SA,
5.250%, due 07/09/14	EUR	1,000,000	1,359,713
Santander Issuances S.A
Unipersonal,
1.400%, due 07/25/17[2]	EUR	600,000	718,243
Telefonica Emisiones SAU,
5.289%, due 12/09/22	GBP	500,000	740,456

Total Spain corporate bonds			4,018,485

Sweden: 1.39%
Nordea Bank AB,
4.000%, due 06/29/20	EUR	1,250,000	1,647,603
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		$1,300,000	1,353,476
Vattenfall Treasury AB,
4.250%, due 05/19/14	EUR	150,000	212,016

Total Sweden corporate bonds			3,213,095

Switzerland: 1.40%
Credit Suisse AG,
5.400%, due 01/14/20		$900,000	919,147
Credit Suisse/London,
4.750%, due 08/05/19	EUR	1,700,000	2,326,451

Total Switzerland corporate bonds			3,245,598

United Kingdom: 14.42%
Abbey National Treasury
Services PLC,
3.875%, due 11/10/14[1]		$1,100,000	1,090,032
Aviva PLC,
4.729%, due 11/28/14[2,3]	EUR	700,000	738,974
5.250%, due 10/02/23[2]		500,000	648,106
B.A.T. International Finance,
9.500%, due 11/15/18[1]		$1,250,000	1,644,965
Barclays Bank PLC,
0.503%, due 06/27/16[1,2]		750,000	723,354
4.750%, due 03/15/20[2,3]	EUR	300,000	262,583
4.875%, due 12/15/14[2,3]		380,000	396,079
5.750%, due 08/17/21	GBP	400,000	629,927
6.000%, due 01/14/21	EUR	1,150,000	1,487,655
BP Capital Markets PLC,
3.875%, due 03/10/15		$1,950,000	2,011,406
5.250%, due 11/07/13		200,000	216,603
British Sky Broadcasting
Group PLC,
9.500%, due 11/15/18[1]		900,000	1,178,817
	Face amount		Value

British Telecommunications PLC,
6.500%, due 07/07/15	EUR	1,000,000	$1,495,627
Friends Provident Group PLC,
12.000%, due 05/21/21	GBP	143,000	273,673
HSBC Holdings PLC,
6.500%, due 09/15/37		$2,500,000	2,618,100
Imperial Tobacco Finance PLC,
8.375%, due 02/17/16	EUR	850,000	1,384,082
9.000%, due 02/17/22	GBP	450,000	900,076
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	500,000	678,294
Lloyds TSB Bank PLC,
1.265%, due 07/09/16[2]		1,000,000	1,176,305
6.500%, due 03/24/20		350,000	429,632
Marks & Spencer PLC,
6.250%, due 12/01/17[1]		$700,000	746,197
National Grid Gas PLC,
6.000%, due 06/07/17	GBP	300,000	523,719
Nationwide Building Society,
4.650%, due 02/25/15[1]		$1,050,000	1,058,555
Old Mutual PLC,
4.500%, due 01/18/17[2]	EUR	650,000	822,959
Royal Bank of Scotland PLC,
4.875%, due 03/16/15		$850,000	869,485
7.500%, due 04/29/24	GBP	950,000	1,532,077
SABMiller PLC,
4.500%, due 01/20/15	EUR	850,000	1,196,447
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]		$500,000	514,783
Tesco PLC,
6.125%, due 02/24/22	GBP	950,000	1,616,636
Thames Water Utilities
Finance Ltd.,
5.125%, due 09/28/37		900,000	1,348,259
Vodafone Group PLC,
5.750%, due 03/15/16		$700,000	783,663
Wales & West Utilities
Finance PLC,
5.125%, due 12/02/16	GBP	750,000	1,243,869
WPP PLC,
6.625%, due 05/12/16	EUR	800,000	1,204,594

Total United Kingdom corporate bonds			33,445,533

United States: 47.59%
Abbott Laboratories,
6.000%, due 04/01/39		$400,000	451,568
Alltel Corp.,
7.875%, due 07/01/32		600,000	766,598
Altria Group, Inc.,
9.250%, due 08/06/19		1,400,000	1,827,056
American Honda Finance Corp.,
3.875%, due 09/16/14		550,000	770,412

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

American International
Group, Inc.,
1.179%, due 04/26/11[2]	EUR	450,000	$596,029
3.650%, due 01/15/14		$750,000	762,807
5.850%, due 01/16/18		950,000	979,585
Anadarko Petroleum Corp.,
7.625%, due 03/15/14		1,550,000	1,737,610
Anheuser-Busch InBev
Worldwide, Inc.,
7.750%, due 01/15/19[1]		2,150,000	2,675,348
AT&T, Inc.,
5.350%, due 09/01/40[1]		3,121,000	2,935,194
Bank of America Corp.,
4.000%, due 03/28/18[2]	EUR	1,450,000	1,735,749
5.650%, due 05/01/18		$770,000	786,764
6.000%, due 09/01/17		1,100,000	1,152,805
7.375%, due 05/15/14		1,150,000	1,278,317
Burlington Northern
Santa Fe Corp.,
4.700%, due 10/01/19		1,200,000	1,254,145
Cameron International Corp.,
6.375%, due 07/15/18		1,200,000	1,330,885
Capital One Bank USA N.A.,
8.800%, due 07/15/19		400,000	492,016
CBS Corp.,
8.200%, due 05/15/14		550,000	641,569
8.875%, due 05/15/19		550,000	691,945
Citigroup, Inc.,
4.750%, due 05/31/17[2]	EUR	2,475,000	3,010,796
6.000%, due 08/15/17		$2,800,000	3,037,152
Comcast Corp.,
5.700%, due 07/01/19		1,400,000	1,530,560
6.300%, due 11/15/17		700,000	801,464
ConocoPhillips,
4.600%, due 01/15/15		1,300,000	1,416,925
Consolidated Edison Co.
of New York, Inc.,
5.500%, due 12/01/39		950,000	992,183
CSX Corp.,
7.375%, due 02/01/19		1,000,000	1,206,236
DirecTV Financing Co., Inc.,
7.625%, due 05/15/16		1,600,000	1,774,000
Dow Chemical Co.,
5.900%, due 02/15/15		1,750,000	1,937,589
Duke Energy Corp.,
5.050%, due 09/15/19		900,000	953,638
Energy Transfer Partners LP,
9.000%, due 04/15/19		950,000	1,190,138
9.700%, due 03/15/19		350,000	452,361
Enterprise Products
Operating LLC,
3.700%, due 06/01/15		340,000	350,733
5.000%, due 03/01/15		300,000	323,495
Series I,
9.750%, due 01/31/14		250,000	301,987
	Face amount		Value

Erac International Finance LLC,
5.250%, due 10/01/20[1]		$600,000	$610,113
ERP Operating LP, REIT,
5.750%, due 06/15/17		800,000	876,548
FirstEnergy Solutions Corp.,
6.050%, due 08/15/21		700,000	719,088
Florida Power & Light Co.,
5.650%, due 02/01/37		250,000	264,067
General Electric Capital Corp.,
Series A,
3.750%, due 11/14/14		1,150,000	1,188,777
6.750%, due 03/15/32		3,200,000	3,622,778
General Electric Capital Corp.,
0.424%, due 12/20/13[2]		450,000	437,872
5.250%, due 02/21/12		200,000	208,407
6.000%, due 08/07/19		1,400,000	1,557,627
Georgia Power Co.,
5.400%, due 06/01/40		850,000	858,614
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38		1,350,000	1,595,572
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	EUR	950,000	1,233,533
6.150%, due 04/01/18		$600,000	660,716
7.500%, due 02/15/19		2,950,000	3,439,673
Hartford Life Institutional Funding,
5.375%, due 01/17/12	GBP	200,000	317,018
Hasbro, Inc.,
6.350%, due 03/15/40		$650,000	657,724
Hewlett-Packard Co.,
6.125%, due 03/01/14		400,000	452,969
HSBC Bank USA N.A.,
4.875%, due 08/24/20		1,000,000	994,068
HSBC Finance Corp.,
0.558%, due 04/24/12[2]		350,000	348,317
0.639%, due 07/19/12[2]		250,000	248,077
0.652%, due 09/14/12[2]		350,000	344,919
International Business Machines Corp.,
7.625%, due 10/15/18		250,000	318,240
JPMorgan Chase & Co.,
4.950%, due 03/25/20		2,850,000	2,925,725
5.150%, due 10/01/15		1,190,000	1,258,567
6.300%, due 04/23/19		1,050,000	1,195,168
Kinder Morgan Energy Partners LP,
9.000%, due 02/01/19		600,000	755,583
Kraft Foods, Inc.,
5.375%, due 02/10/20		2,150,000	2,313,978
Marathon Oil Corp.,
7.500%, due 02/15/19		1,000,000	1,241,936
Merck & Co., Inc.,
6.550%, due 09/15/37		750,000	913,733

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

MetLife, Inc.,
7.717%, due 02/15/19		$1,700,000	$2,087,143
Microsoft Corp.,
3.000%, due 10/01/20		500,000	468,848
Morgan Stanley,
5.450%, due 01/09/17		1,400,000	1,451,822
5.950%, due 12/28/17		3,080,000	3,258,763
NBC Universal, Inc.,
4.375%, due 04/01/21[1]		550,000	533,834
News America, Inc.,
6.900%, due 03/01/19		200,000	239,616
NuStar Logistics LP,
7.650%, due 04/15/18		1,100,000	1,260,573
Ohio Power Co., Series H,
4.850%, due 01/15/14		350,000	370,886
Oncor Electric Delivery Co. LLC,
6.375%, due 01/15/15		900,000	1,020,602
ONEOK Partners LP,
8.625%, due 03/01/19		250,000	311,907
Oracle Corp.,
5.375%, due 07/15/40[1]		650,000	658,198
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		400,000	437,960
PacifiCorp,
6.000%, due 01/15/39		700,000	772,082
PepsiCo, Inc.,
3.125%, due 11/01/20		850,000	798,858
Philip Morris International, Inc.,
5.650%, due 05/16/18		1,250,000	1,409,280
PNC Funding Corp.,
5.125%, due 02/08/20		500,000	521,146
PPL Electric Utilities Corp.,
6.250%, due 05/15/39		350,000	395,622
Principal Financial Group, Inc.,
7.875%, due 05/15/14		500,000	576,030
8.875%, due 05/15/19		400,000	503,233
Prudential Financial, Inc.,
4.500%, due 11/15/20		100,000	97,795
7.375%, due 06/15/19		1,180,000	1,391,266
Republic Services, Inc.,
5.250%, due 11/15/21		600,000	632,329
Reynolds American, Inc.,
7.750%, due 06/01/18		550,000	643,945
Sempra Energy,
6.000%, due 10/15/39		850,000	898,113
SLM Corp.,
1.300%, due 11/15/11[2]	EUR	1,300,000	1,666,617
Southwestern Electric Power Co.,
6.200%, due 03/15/40		$600,000	603,898
Swiss Re Treasury US Corp.,
6.000%, due 05/18/12	EUR	450,000	633,850
Time Warner Cable, Inc.,
6.750%, due 06/15/39		$400,000	441,790
8.250%, due 04/01/19		1,100,000	1,366,390
	Face amount		Value

Unicredito Italiano Capital Trust IV,
5.396%, due 10/27/15[2,3]	GBP	600,000	$718,742
Valero Energy Corp.,
10.500%, due 03/15/39		$900,000	1,194,695
Virginia Electric and Power Co.,
8.875%, due 11/15/38		500,000	724,809
Wachovia Corp.,
5.500%, due 05/01/13		700,000	761,738
Wal-Mart Stores, Inc.,
4.875%, due 09/21/29	EUR	950,000	1,310,053
Waste Management, Inc.,
6.125%, due 11/30/39		$320,000	342,459
7.375%, due 03/11/19		650,000	786,566
WEA Finance LLC,
5.750%, due 09/02/15[1]		950,000	1,029,156
WellPoint, Inc.,
4.350%, due 08/15/20		550,000	545,714
Wells Fargo & Co.,
3.625%, due 04/15/15		1,350,000	1,399,873
5.625%, due 12/11/17		1,350,000	1,494,698
Xcel Energy, Inc.,
4.700%, due 05/15/20		900,000	926,549

Total United States corporate bonds			110,392,514

Total corporate bonds
(cost $216,143,975)			220,479,860

Non-US government obligation: 0.54%
Spain: 0.54%
Instituto de Credito Oficial,
3.000%, due 03/15/11
(cost $1,251,340)		1,250,000	1,252,446

Supranational bond: 1.10%
European Investment Bank,
1.400%, due 06/20/17
(cost $2,268,744)	JPY	200,000,000	2,559,579

Total bonds
(cost $219,664,059)			224,291,885

		Shares

Short-term investment: 0.13%
Investment company: 0.13%
UBS Cash Management Prime
Relationship Fund[5]
(cost $307,463)		307,463	307,463

Total investments: 96.82%
(cost $219,971,522)			224,599,348

Cash and other assets,
less liabilities: 3.18%			7,364,258

Net assets: 100.00%			$231,963,606

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes, was $220,051,539; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$7,338,270
Gross unrealized depreciation	(2,790,461)

Net unrealized appreciation of investments	$4,547,809

z
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $25,784,292 or 11.12% of net assets.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of this security amounted to $2,306,649 or 0.99% of net assets.
[5]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$1,350,767	$123,914,665	$124,957,969	$307,463	$6,205

GE	General Electric
REIT	Real estate investment trust

Currency type abbreviations:
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen

Forward foreign currency contracts
 UBS Global Corporate Bond Relationship Fund had the following open forward foreign currency contracts as of December 31, 2010:

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Goldman Sachs International	USD	2,388,660	EUR	1,795,000	03/03/11	$9,663

JPMorgan Chase Bank	USD	8,082,592	EUR	6,145,000	03/03/11	127,825

JPMorgan Chase Bank	USD	799,606	GBP	515,000	03/03/11	2,984

JPMorgan Chase Bank	USD	3,080,739	GBP	1,975,000	03/03/11	(2,846)

JPMorgan Chase Bank	USD	3,672,913	JPY	308,900,000	03/03/11	134,059

Morgan Stanley & Co. Inc.	EUR	51,215,000	USD	67,624,952	03/03/11	(804,093)

Morgan Stanley & Co. Inc.	GBP	17,325,000	USD	27,158,757	03/03/11	159,015

Morgan Stanley & Co. Inc.	JPY	846,800,000	USD	10,123,979	03/03/11	(312,229)

Morgan Stanley & Co. Inc.	USD	1,849,117	GBP	1,185,000	03/03/11	(2,381)

Net unrealized depreciation on forward foreign currency contracts						$(688,003)

Currency type abbreviations:
EUR	Euro	JPY	Japanese Yen
GBP	Great Britain Pound	USD	United States Dollar

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

Futures contracts
 UBS Global Corporate Bond Relationship Fund had the following open futures contracts as of December 31, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:

US Long Bond, 24 contracts (USD)	March 2011	$3,016,538	$2,931,000	$(85,538)

US Treasury futures sell contracts:

5 Year US Treasury Notes, 49 contracts (USD)	March 2011	(5,853,125)	(5,768,219)	84,906

10 Year US Treasury Notes, 224 contracts (USD)	March 2011	(27,644,454)	(26,978,000)	666,454

Interest rate futures buy contracts:

Canada 10 Year Bond, 44 contracts (CAD)	March 2011	5,412,942	5,423,554	10,612

Euro-Bund, 48 contracts (EUR)	March 2011	8,087,417	8,037,684	(49,733)

Long Gilt, 7 contracts (GBP)	March 2011	1,293,227	1,304,078	10,851

Net unrealized appreciation on futures contracts				$637,552

Currency type abbreviations:
CAD	Canadian Dollar	GBP	Great Britain Pound
EUR	Euro	USD	United States Dollar

Swap agreements
 UBS Global Corporate Bond Relationship Fund had outstanding credit default swap agreements with the following terms as of December 31, 2010:

Credit default swaps on credit indices — buy protection1

Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount		date	the Fund[2]	the Fund	received	Value	appreciation

Deutsche Bank AG	EUR	2,000,000	12/20/15	1.0000%	—[3]	$(175,387)	$276,480	$101,093

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Itraxx Europe Sub Financials, Series 14 Index.

Credit default swaps on corporate issues — buy protection1

						Upfront
				Payments	Payments	payments		Unrealized
			Termination	made by	received by	(made)/		appreciation/
Counterparty	Notional amount		date	the Fund[2]	the Fund	received	Value	(depreciation)

Barclays Bank PLC	EUR	2,050,000	12/20/15	1.0000%	—[3]	$(50,920)	$105,268	$54,348

Barclays Bank PLC	USD	1,250,000	12/20/15	1.0000	—[4]	33,171	(33,969)	(798)

Deutsche Bank AG	USD	750,000	12/20/15	1.0000	—[4]	21,930	(20,381)	1,549

Goldman Sachs International	EUR	2,150,000	12/20/15	1.0000	—[5]	(54,161)	9,828	(44,333)

JPMorgan Chase Bank	EUR	1,000,000	12/20/15	1.0000	—[6]	(4,550)	24,994	20,444

JPMorgan Chase Bank	USD	2,800,000	12/20/15	1.0000	—[7]	84,314	(90,900)	(6,586)

						$29,784	$(5,160)	$24,624

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Deutsche Bank AG 5.125% bond, due 01/31/13.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Duke Energy 6.100% bond, due 06/01/37.
[5]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Saint-Gobain Nederland B.V. 5.000% bond, due 04/25/14.
[6]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Commerzbank AG 5.500% bond, due 10/25/11.
[7]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Lockheed Martin Corp. 7.650% bond, due 01/05/16.

Credit default swaps on credit indices — sell protection1

Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized	Credit
Counterparty	Notional amount		date	the Fund	the Fund[2]	received	Value	appreciation	spread[3]

JPMorgan Chase Bank	USD	1,400,000	12/20/15	—[4]	1.0000%	$4,899	$10,322	$15,221	0.8507%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.IG. Series 15 Index.

Credit default swaps on corporate issues — sell protection1

						Upfront
				Payments	Payments	payments		Unrealized
			Termination	made by	received by	(made)/		appreciation/	Credit
Counterparty	Notional amount		date	the Fund	the Fund[2]	received	Value	(depreciation)	spread[3]

Barclays Bank PLC	EUR	2,050,000	12/20/15	— [4]	1.0000%	$88,334	$(183,177)	$(94,843)	2.5286%

Barclays Bank PLC	USD	1,250,000	12/20/15	— [5]	1.0000	19,506	(6,167)	13,339	1.1458

Deutsche Bank AG	EUR	1,000,000	12/20/15	— [6]	1.0000	82,975	(71,515)	11,460	2.2705

Deutsche Bank AG	EUR	1,250,000	12/20/15	— [7]	1.0000	(18,782)	37,112	18,330	0.5589

Deutsche Bank AG	USD	750,000	12/20/15	— [5]	1.0000	9,864	(3,699)	6,165	1.1458

Goldman Sachs
International	EUR	2,150,000	12/20/15	— [8]	1.0000	110,966	(39,120)	71,846	1.1163

JPMorgan Chase Bank	EUR	750,000	12/20/15	— [9]	1.0000	(8,904)	21,801	12,897	0.5703

JPMorgan Chase Bank	EUR	1,000,000	12/20/15	— [10]	1.0000	19,935	(29,951)	(10,016)	1.5298

						$303,894	$(274,716)	$29,178

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ING Bank NV 5.250% bond, due 01/04/13.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Southern California Edison 6.650% bond, due 04/01/29.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Lafarge SA 5.448% bond, due 12/04/13.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Total Capital SA 4.125% bond, due 01/16/13.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Holcim Finance Luxembourg SA 4.375% bond, due 12/09/14.
[9]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Shell International 5.200% bond, due 03/22/17.
[10]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Intesa Sanpaolo SPA 4.750% bond, due 06/15/17.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$220,479,860	$—	$220,479,860

Non-US government obligation	—	1,252,446	—	1,252,446

Supranational bond	—	2,559,579	—	2,559,579

Short-term investment	—	307,463	—	307,463

Other financial instruments[1]	637,552	(681,077)	—	(43,525)

Total	$637,552	$223,918,271	$—	$224,555,823

[1]	Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

98	See accompanying notes to financial statements.

UBS High Yield Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS High Yield Relationship Fund (the “Fund”) returned 14.44%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 15.10% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund generated a strong absolute return during the reporting period, but modestly lagged the Index. Overall, issue selection detracted from performance, while sector allocation was positive for results.

Portfolio performance summary
What worked

•	The Fund’s positioning in a number of sectors contributed to performance during the reporting period.

	–	Our overweight exposure to industrial sectors was a positive for results. In particular, overweights in gaming, energy and technology were rewarded as their spreads narrowed given improving profits and generally strong investor demand. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

	–	Within the financial sector, an overweight to the insurance subsector aided the Fund’s results. During the period, spreads in the space continued to narrow from their elevated levels during the credit crisis.

•	Issue selection in certain sectors were positives for results. The Fund’s holdings in building materials/construction and aerospace/defense were beneficial for performance as they generated strong results.

•	Overall, the Fund’s positioning from a quality perspective enhanced its results. The Fund’s modest overweight to securities rated CCC and lower was beneficial for performance, as investor risk appetite was, overall, robust during the review period.[1]

What didn’t work

•	Issue selection was the largest detractor from the Fund’s relative performance.

	–	While the Fund’s overweight to the industrials sector was a positive for results, this was somewhat offset by security selection, in particular in the gaming subsector.

	–	The Fund’s holdings in the healthcare sector performed relatively poorly during the fiscal year.

	–	Issue selection within the financial sector was a drag on results, as the Fund’s holdings lagged the index.

1 Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

UBS High Yield Relationship Fund

•	An underweight in banking was not rewarded, as banking performed very well during the reporting period. We increased the Fund’s exposure to this space as the reporting period progressed, but remained modestly underweight.

•	The Fund’s overweight exposure to B-rated bonds negatively contributed to results. [1] This segment of the high yield market lagged the Index during the reporting period, as lower-rated securities outperformed.

[1] A bond credit rating assesses the creditworthiness of a debt issue. A B-rated bond is considered to be low grade.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	5 years	10 years

UBS High Yield Relationship Fund	14.44%	6.82%	7.20%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	15.10%	8.66%	8.84%

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2010
% of net assets

FireKeepers Development Authority,
13.875%, due 05/01/15	1.4%
Caesars Entertainment Operating Co., Inc.,
11.250%, due 06/01/17	1.3
Sprint Capital Corp.,
8.750%, due 03/15/32	1.2
Clearwire Communications LLC,
12.000%, due 12/01/15	1.1
Frontier Communications Corp.,
9.000%, due 08/15/31	1.0
El Paso Corp.,
7.800%, due 08/01/31	1.0
Chesapeake Energy Corp.,
9.500%, due 02/15/15	1.0
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	0.9
CIT Group, Inc.,
7.000%, due 05/01/16	0.8
Intelsat Jackson Holdings SA,
11.250%, due 06/15/16	0.8

Total	10.5%
Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Bonds
Corporate bonds
Aerospace	0.96%
Air transportation	0.63
Automotive & auto parts distributors	3.19
Banks & thrifts	3.45
Broadcasting	1.74
Building materials	1.69
Cable TV	1.62
Capital goods	0.75
Chemicals	2.47
Consumer products	0.37
Containers	2.45
Diversified financial services	4.52
Diversified media	1.54
Electric utilities	4.46
Energy	12.16
Entertainment/film	0.44
Environmental	0.18
Food & drug retail	0.92
Food/beverage/tobacco	2.06
Gaming	7.38
Healthcare	3.92
Homebuilders/real estate	2.92
Hotel	0.27
Insurance	4.28
Leisure	0.98
Machinery	0.94
Metals/mining	1.23
Paper	3.17
Publishing/printing	1.16
Restaurants	0.22
Services	3.10
Steels	1.68
Super retail index	3.78
Technology	5.53
Telecommunications	8.61
Textile/apparel	0.36
Transportation excluding air/rail	0.99

Total corporate bonds	96.12%

Asset-backed security	0.10
Commercial mortgage-backed securities	0.28

Total bonds	96.50%

Common stocks	0.00 [1]
Preferred stock	0.00 [1]
Warrants	0.00 [1]
Short-term investment	1.78

Total investments	98.28%

Cash and other assets, less liabilities	1.72

Net assets	100.00%

[1]	Amount represents less than 0.005%.

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Bonds: 96.50%
Corporate bonds: 96.12%
Austria: 0.41%
PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	$1,440,000	$1,666,011

Bermuda: 0.54%
Intelsat Bermuda Ltd.,
11.250%, due 02/04/17	1,265,000	1,378,850
Ship Finance International Ltd.,
8.500%, due 12/15/13	810,000	824,175

Total Bermuda corporate bonds		2,203,025

Canada: 1.06%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	460,000	493,350
7.750%, due 03/15/20[1]	615,000	662,663
Nova Chemicals Corp.,
8.625%, due 11/01/19	625,000	682,812
OPTI Canada, Inc.,
8.250%, due 12/15/14	980,000	698,250
9.000%, due 12/15/12[1]	600,000	601,500
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	700,000	735,875
Trinidad Drilling Ltd.,
7.875%, due 01/15/19[1]	430,000	434,300

Total Canada corporate bonds		4,308,750

Cayman Islands: 0.32%
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	475,875
Seagate HDD Cayman,
7.750%, due 12/15/18[1]	825,000	835,312

Total Cayman Islands corporate bonds		1,311,187

China: 0.12%
Sino-Forest Corp.,
6.250%, due 10/21/17[1]	475,000	479,156

France: 0.15%
Cie Generale de Geophysique-Veritas,
7.750%, due 05/15/17	580,000	594,500

Germany: 0.08%
Unitymedia Hessen,
8.125%, due 12/01/17[1]	300,000	313,500

Ireland: 0.69%
Anglo Irish Bank Corp. Ltd.,
0.411%, due 11/02/11[2]	2,650,000	1,868,250

	Face amount	Value

Ardagh Packaging Finance PLC,
7.375%, due 10/15/17[1]	$920,000	$948,750

Total Ireland corporate bonds		2,817,000

Luxembourg: 2.14%
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	2,750,000	2,626,250
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]	500,000	505,000
11.250%, due 06/15/16	3,100,000	3,340,250
Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]	1,995,000	2,249,363

Total Luxembourg corporate bonds		8,720,863

Netherlands: 0.76%
ING Groep NV,
5.775%, due 12/08/15[2,3]	1,000,000	860,000
NXP BV,
9.500%, due 10/15/15	1,675,000	1,792,250
9.750%, due 08/01/18[1]	400,000	450,000

Total Netherlands corporate bonds		3,102,250

Russia: 0.20%
Evraz Group SA,
9.500%, due 04/24/18[1]	750,000	827,850

Spain: 0.32%
Cemex Espana Luxembourg,
9.250%, due 05/12/20[1]	1,318,000	1,294,935

United Kingdom: 1.80%
Global Crossing UK Finance PLC,
10.750%, due 12/15/14	1,825,000	1,888,875
Hanson Ltd.,
6.125%, due 08/15/16	775,000	790,500
HBOS Capital Funding LP,
6.071%, due 06/30/14[1,2,3]	1,575,000	1,283,625
Ineos Finance PLC,
9.000%, due 05/15/15[1]	250,000	265,937
Ineos Group Holdings PLC,
8.500%, due 02/15/16[1]	879,000	837,248
Vedanta Resources PLC,
9.500%, due 07/18/18[1]	400,000	437,500
Virgin Media Finance PLC,
9.125%, due 08/15/16	400,000	426,000
9.500%, due 08/15/16	600,000	678,000
Virgin Media Secured Finance PLC,
6.500%, due 01/15/18	675,000	710,437

Total United Kingdom corporate bonds		7,318,122

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

United States: 87.53%
Accellent, Inc.,
8.375%, due 02/01/17	$1,050,000	$1,076,250
ACCO Brands Corp.,
10.625%, due 03/15/15	275,000	309,375
Advanced Micro Devices, Inc.,
8.125%, due 12/15/17	510,000	540,600
AES Corp.,
8.000%, due 06/01/20	2,710,000	2,872,600
AGFC Capital Trust I,
6.000%, due 01/15/67[1,2]	450,000	207,000
AK Steel Corp.,
7.625%, due 05/15/20	1,260,000	1,263,150
Allison Transmission, Inc.,
11.000%, due 11/01/15[1]	815,000	888,350
Ally Financial, Inc.,
7.500%, due 09/15/20[1]	400,000	419,500
8.000%, due 03/15/20	1,400,000	1,529,500
8.000%, due 11/01/31	1,310,000	1,411,525
8.300%, due 02/12/15	1,650,000	1,815,000
AMC Entertainment, Inc.,
8.750%, due 06/01/19	1,460,000	1,558,550
American Axle & Manufacturing
Holdings, Inc.,
9.250%, due 01/15/17[1]	365,000	407,888
American General Finance Corp.,
5.625%, due 08/17/11	700,000	688,625
American General Institutional
Capital A,
7.570%, due 12/01/45[1]	2,475,000	2,481,188
American International Group, Inc.,
6.250%, due 03/15/37	1,100,000	972,786
8.175%, due 05/15/58[2]	1,010,000	1,075,457
Ameristar Casinos, Inc.,
9.250%, due 06/01/14	875,000	936,250
AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	700,000	735,000
Amsted Industries, Inc.,
8.125%, due 03/15/18[1]	245,000	260,006
Apria Healthcare Group, Inc.,
11.250%, due 11/01/14	2,805,000	3,064,463
Aquilex Holdings LLC,
11.125%, due 12/15/16	260,000	263,250
ARAMARK Corp.,
8.500%, due 02/01/15	2,015,000	2,105,675
Arch Coal, Inc.,
8.750%, due 08/01/16	530,000	577,700
ArvinMeritor, Inc.,
10.625%, due 03/15/18	650,000	731,250
Ashland, Inc.,
9.125%, due 06/01/17	645,000	743,363
Aspect Software, Inc.,
10.625%, due 05/15/17[1]	255,000	261,694

	Face amount	Value

Atlas Pipeline Partners LP,
8.750%, due 06/15/18	$1,125,000	$1,175,625
ATP Oil & Gas Corp.,
11.875%, due 05/01/15[1]	225,000	212,625
Avis Budget Car Rental LLC,
9.625%, due 03/15/18	380,000	409,450
Baldor Electric Co.,
8.625%, due 02/15/17	460,000	515,200
Ball Corp.,
6.750%, due 09/15/20	150,000	157,500
Bank of America Corp.,
8.000%, due 01/30/18[2,3]	235,000	236,833
BankAmerica Capital II,
8.000%, due 12/15/26	1,576,000	1,585,850
BE Aerospace, Inc.,
6.875%, due 10/01/20	1,000,000	1,032,500
Beazer Homes USA, Inc.,
6.875%, due 07/15/15	330,000	319,275
8.125%, due 06/15/16	500,000	491,250
Belden, Inc.,
9.250%, due 06/15/19[1]	425,000	465,906
Berry Petroleum Co.,
6.750%, due 11/01/20	475,000	477,375
Berry Plastics Corp.,
8.250%, due 11/15/15	550,000	583,000
9.500%, due 05/15/18	675,000	676,687
Biomet, Inc.,
10.375%, due 10/15/17[4]	1,005,000	1,097,962
Boise Paper Holdings LLC,
9.000%, due 11/01/17	280,000	305,900
Bon-Ton Department Stores, Inc.,
10.250%, due 03/15/14	2,950,000	3,009,000
Boyd Gaming Corp.,
9.125%, due 12/01/18[1]	800,000	790,000
Brocade Communications
Systems, Inc.,
6.875%, due 01/15/20	300,000	319,500
Brunswick Corp.,
11.250%, due 11/01/16[1]	275,000	327,250
Cablevision Systems Corp.,
8.625%, due 09/15/17	1,150,000	1,252,062
Caesars Entertainment
Operating Co., Inc.,
10.000%, due 12/15/18	1,255,000	1,145,187
11.250%, due 06/01/17	4,615,000	5,191,875
Calpine Construction
Finance Co. LP,
8.000%, due 06/01/16[1]	1,035,000	1,099,687
Calpine Corp.,
7.500%, due 02/15/21[1]	1,525,000	1,502,125
7.875%, due 07/31/20[1]	2,425,000	2,455,313
Capella Healthcare, Inc.,
9.250%, due 07/01/17[1]	240,000	254,400

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Carriage Services, Inc.,
7.875%, due 01/15/15	$1,115,000	$1,121,969
Case New Holland, Inc.,
7.875%, due 12/01/17[1]	980,000	1,070,650
Casella Waste Systems, Inc.,
11.000%, due 07/15/14	525,000	580,781
CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	775,000	898,031
Celanese US Holdings LLC,
6.625%, due 10/15/18[1]	575,000	593,687
Cemex Finance LLC,
9.500%, due 12/14/16[1]	675,000	696,094
Cengage Learning
Acquisitions, Inc.,
10.500%, due 01/15/15[1]	735,000	758,887
Chesapeake Energy Corp.,
6.625%, due 08/15/20	550,000	541,750
7.250%, due 12/15/18	80,000	82,800
9.500%, due 02/15/15	3,540,000	3,991,350
CIT Group, Inc.,
7.000%, due 05/01/13	870,000	887,400
7.000%, due 05/01/16	3,405,000	3,417,769
7.000%, due 05/01/17	3,015,000	3,022,537
Citigroup Capital XXI,
8.300%, due 12/21/57[2]	2,770,000	2,880,800
Clear Channel Communications, Inc.,
5.500%, due 09/15/14	540,000	448,200
6.250%, due 03/15/11	235,000	234,412
7.250%, due 10/15/27	515,000	288,400
10.750%, due 08/01/16	750,000	671,250
Clear Channel Worldwide
Holdings, Inc.,
9.250%, due 12/15/17	100,000	108,750
Series B,
9.250%, due 12/15/17	410,000	448,950
Clearwater Paper Corp.,
7.125%, due 11/01/18[1]	655,000	676,287
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	4,100,000	4,420,750
CMP Susquehanna Corp.,
16.611%, due 05/15/14[5,6]	60,000	21,300
Community Health Systems, Inc.,
8.875%, due 07/15/15	810,000	850,500
Comstock Resources, Inc.,
8.375%, due 10/15/17	410,000	411,025
Consol Energy, Inc.,
8.000%, due 04/01/17[1]	1,195,000	1,272,675
Constellation Brands, Inc.,
8.375%, due 12/15/14	1,410,000	1,540,425
CPM Holdings, Inc.,
10.625%, due 09/01/14[1]	550,000	588,500
Cricket Communications, Inc.,
10.000%, due 07/15/15	555,000	594,544

	Face amount	Value

Crosstex Energy LP,
8.875%, due 02/15/18	$1,860,000	$1,992,525
CSC Holdings LLC,
8.625%, due 02/15/19	550,000	621,500
DAE Aviation Holdings, Inc.,
11.250%, due 08/01/15[1]	750,000	776,250
Darling International, Inc.,
8.500%, due 12/15/18[1]	140,000	145,950
Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	1,430,000	1,612,325
Denbury Resources, Inc.,
8.250%, due 02/15/20	548,000	594,580
9.750%, due 03/01/16	1,425,000	1,588,875
Developers Diversified Realty Corp.,
9.625%, due 03/15/16	1,295,000	1,536,806
Diamond Resorts Corp.,
12.000%, due 08/15/18[1]	2,950,000	2,950,000
DineEquity, Inc.,
9.500%, due 10/30/18[1]	400,000	424,000
DISH DBS Corp.,
7.875%, due 09/01/19	2,025,000	2,116,125
Domtar Corp.,
10.750%, due 06/01/17	537,000	676,620
DuPont Fabros Technology LP,
REIT,
8.500%, due 12/15/17	2,110,000	2,257,700
Dycom Investments, Inc.,
8.125%, due 10/15/15	600,000	616,500
Dynegy Holdings, Inc.,
8.375%, due 05/01/16	525,000	392,438
E*Trade Financial Corp.,
12.500%, due 11/30/17[4]	1,227,000	1,441,725
Edgen Murray Corp.,
12.250%, due 01/15/15	835,000	726,450
Edison Mission Energy,
7.000%, due 05/15/17	2,275,000	1,802,938
El Paso Corp.,
7.750%, due 01/15/32	1,200,000	1,193,677
7.800%, due 08/01/31	4,065,000	4,043,630
Encore Acquisition Co.,
9.500%, due 05/01/16	430,000	477,300
Energy Future Intermediate
Holding Co. LLC,
10.000%, due 12/01/20	1,997,000	2,059,452
Energy Transfer Equity LP,
7.500%, due 10/15/20	290,000	298,700
Entravision Communications Corp.,
8.750%, due 08/01/17[1]	700,000	738,500
Equinix, Inc.,
8.125%, due 03/01/18	1,075,000	1,123,375
Exopack Holding Corp.,
11.250%, due 02/01/14	790,000	819,625

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Ferrellgas Partners-LP,
8.625%, due 06/15/20	$950,000	$1,021,250
9.125%, due 10/01/17	1,000,000	1,100,000
FireKeepers Development
Authority,
13.875%, due 05/01/15[1]	4,850,000	5,735,125
First Data Corp.,
9.875%, due 09/24/15	845,000	804,863
11.250%, due 03/31/16	1,085,000	949,375
Ford Motor Co.,
7.450%, due 07/16/31	2,165,000	2,319,256
Ford Motor Credit Co. LLC,
8.700%, due 10/01/14	1,160,000	1,306,342
12.000%, due 05/15/15	2,255,000	2,836,652
Forest Oil Corp.,
8.500%, due 02/15/14	560,000	611,800
Freescale Semiconductor, Inc.,
9.125%, due 12/15/14[4]	560,000	585,200
9.250%, due 04/15/18[1]	1,480,000	1,628,000
10.125%, due 12/15/16	1,115,000	1,173,538
10.125%, due 03/15/18[1]	500,000	562,500
10.750%, due 08/01/20[1]	310,000	337,900
Frontier Communications Corp.,
8.250%, due 04/15/17	870,000	954,825
9.000%, due 08/15/31	4,080,000	4,192,200
FTI Consulting, Inc.,
6.750%, due 10/01/20[1]	675,000	669,938
Gannett Co., Inc.,
9.375%, due 11/15/17	760,000	847,400
GenOn Energy, Inc.,
9.500%, due 10/15/18[1]	300,000	298,125
GenOn Escrow Corp.,
9.875%, due 10/15/20[1]	1,050,000	1,042,125
Gentiva Health Services, Inc.,
11.500%, due 09/01/18	225,000	245,250
Geo Group, Inc.,
7.750%, due 10/15/17	350,000	367,500
Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	1,425,000	1,546,125
Georgia-Pacific LLC,
8.250%, due 05/01/16[1]	1,225,000	1,382,719
8.875%, due 05/15/31	2,060,000	2,533,800
Glen Meadow Pass-Through Trust,
6.505%, due 02/12/67[1,2]	1,800,000	1,494,000
Global Aviation Holdings, Inc.,
14.000%, due 08/15/13	875,000	945,000
Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	1,585,000	1,806,900
Graham Packaging Co. LP,
8.250%, due 10/01/18	290,000	304,500
9.875%, due 10/15/14	2,065,000	2,137,275
Graphic Packaging
International, Inc.,
7.875%, due 10/01/18	725,000	759,437
9.500%, due 06/15/17	215,000	234,619

	Face amount	Value

Gulfmark Offshore, Inc.,
7.750%, due 07/15/14	$900,000	$913,500
GXS Worldwide, Inc.,
9.750%, due 06/15/15	700,000	691,250
Harland Clarke Holdings Corp.,
9.500%, due 05/15/15	1,800,000	1,710,000
Hartford Financial Services
Group, Inc.,
8.125%, due 06/15/38[2]	1,705,000	1,811,562
HCA Holdings, Inc.,
7.750%, due 05/15/21[1]	1,430,000	1,430,000
Helix Energy Solutions Group, Inc.,
9.500%, due 01/15/16[1]	1,770,000	1,818,675
Hertz Corp.,
7.375%, due 01/15/21[1]	1,115,000	1,126,150
10.500%, due 01/01/16	1,190,000	1,255,450
Hexion US Finance Corp.,
8.875%, due 02/01/18	740,000	790,875
Hilcorp Finance Co.,
7.625%, due 04/15/21[1]	550,000	567,875
8.000%, due 02/15/20[1]	370,000	391,737
Host Hotels & Resorts LP,
9.000%, due 05/15/17	1,000,000	1,110,000
Huntsman International LLC,
5.500%, due 06/30/16	600,000	580,500
Icahn Enterprises LP,
8.000%, due 01/15/18	525,000	525,000
ILFC E-Capital Trust I,
5.990%, due 12/21/65[1,2]	1,390,000	1,052,313
Inergy LP,
8.250%, due 03/01/16	1,545,000	1,610,662
8.750%, due 03/01/15	975,000	1,038,375
ING Capital Funding Trust III,
3.903%, due 03/31/11[2,3]	985,000	908,662
Ingles Markets, Inc.,
8.875%, due 05/15/17	1,815,000	1,942,050
Insight Communications Co., Inc.,
9.375%, due 07/15/18[1]	200,000	213,000
Interactive Data Corp.,
10.250%, due 08/01/18[1]	115,000	124,775
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,300,000	1,381,250
8.625%, due 09/15/15[1]	2,140,000	2,300,500
8.750%, due 03/15/17[1]	1,330,000	1,426,425
Invista,
9.250%, due 05/01/12[1]	331,000	336,793
Iron Mountain, Inc.,
8.375%, due 08/15/21	2,140,000	2,295,150
Jabil Circuit, Inc.,
8.250%, due 03/15/18	1,095,000	1,240,088
Jacobs Entertainment, Inc.,
9.750%, due 06/15/14	1,450,000	1,410,125

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

JC Penney Corp., Inc.,
7.125%, due 11/15/23	$1,710,000	$1,765,575
K Hovnanian Enterprises, Inc.,
10.625%, due 10/15/16	955,000	978,875
KB Home,
5.750%, due 02/01/14	155,000	155,000
5.875%, due 01/15/15	320,000	312,000
6.250%, due 06/15/15	920,000	910,800
KEMET Corp.,
10.500%, due 05/01/18[1]	375,000	403,125
Key Energy Services, Inc.,
8.375%, due 12/01/14	1,450,000	1,529,750
Land O’Lakes Capital Trust I,
7.450%, due 03/15/28[1]	1,500,000	1,342,500
Landry’s Restaurants, Inc.,
11.625%, due 12/01/15	465,000	496,388
Level 3 Financing, Inc.,
9.250%, due 11/01/14	500,000	496,250
10.000%, due 02/01/18	425,000	408,000
Levi Strauss & Co.,
7.625%, due 05/15/20	900,000	929,250
Libbey Glass, Inc.,
10.000%, due 02/15/15[1]	275,000	295,625
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	890,000	876,650
10.750%, due 06/15/58[1,2]	1,400,000	1,694,000
Limited Brands, Inc.,
7.600%, due 07/15/37	425,000	416,500
8.500%, due 06/15/19	725,000	828,313
Lincoln National Corp.,
7.000%, due 05/17/66[2]	3,190,000	3,110,250
Linn Energy LLC,
7.750%, due 02/01/21[1]	1,470,000	1,506,750
11.750%, due 05/15/17	680,000	778,600
Lyondell Chemical Co.,
8.000%, due 11/01/17[1]	1,057,000	1,169,306
11.000%, due 05/01/18	1,000,000	1,132,500
Macy’s Retail Holdings, Inc.,
5.900%, due 12/01/16	780,000	832,650
Manitowoc Co., Inc.,
8.500%, due 11/01/20	1,575,000	1,673,437
Mantech International Corp.,
7.250%, due 04/15/18	150,000	156,750
Marquette Transportation
Finance Corp.,
10.875%, due 01/15/17[1]	450,000	459,000
Massey Energy Co.,
6.875%, due 12/15/13	750,000	759,375
McClatchy Co.,
11.500%, due 02/15/17	1,215,000	1,365,356
McJunkin Red Man Corp.,
9.500%, due 12/15/16[1]	2,185,000	2,064,825

	Face amount	Value

MedAssets, Inc.,
8.000%, due 11/15/18[1]	$1,120,000	$1,125,600
Media General, Inc.,
11.750%, due 02/15/17	600,000	630,750
Mediacom LLC,
9.125%, due 08/15/19	275,000	280,500
Mercer International, Inc.,
9.500%, due 12/01/17[1]	700,000	719,250
Meritage Homes Corp.,
6.250%, due 03/15/15	275,000	276,375
MGM Resorts International,
9.000%, due 03/15/20[1]	515,000	566,500
10.000%, due 11/01/16[1]	1,050,000	1,078,875
10.375%, due 05/15/14	560,000	628,600
11.125%, due 11/15/17	2,510,000	2,886,500
13.000%, due 11/15/13	1,981,000	2,342,533
Michael Foods, Inc.,
9.750%, due 07/15/18[1]	1,130,000	1,234,525
Michaels Stores, Inc.,
7.750%, due 11/01/18[1]	650,000	648,375
11.375%, due 11/01/16	1,000,000	1,090,000
Midwest Gaming Borrower LLC,
11.625%, due 04/15/16[1]	500,000	517,500
Mirant Americas Generation LLC,
9.125%, due 05/01/31	1,278,000	1,258,830
Momentive Performance
Materials, Inc.,
12.500%, due 06/15/14	300,000	334,875
Multiplan, Inc.,
9.875%, due 09/01/18[1]	2,260,000	2,401,250
Murray Energy Corp.,
10.250%, due 10/15/15[1]	1,105,000	1,160,250
Mylan, Inc.,
7.625%, due 07/15/17[1]	550,000	585,062
Nalco Co.,
6.625%, due 01/15/19[1]	1,000,000	1,022,500
Navios Maritime Acquisition Corp.,
8.625%, due 11/01/17[1]	2,040,000	2,085,900
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17	650,000	703,625
Navistar International Corp.,
8.250%, due 11/01/21	550,000	591,250
NB Capital Trust II,
7.830%, due 12/15/26	380,000	380,000
Neiman Marcus Group, Inc.,
9.000%, due 10/15/15[4]	348,011	364,542
10.375%, due 10/15/15	375,000	396,094
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17[1]	505,000	536,563
Nextel Communications, Inc.,
7.375%, due 08/01/15	1,295,000	1,296,619

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Nielsen Finance LLC,
0.000%, due 08/01/16[7]	$820,000	$861,000
7.750%, due 10/15/18[1]	200,000	207,000
11.625%, due 02/01/14	450,000	520,875
Niska Gas Storage US LLC,
8.875%, due 03/15/18[1]	1,075,000	1,150,250
North American Energy
Alliance LLC,
10.875%, due 06/01/16[1]	815,000	904,650
NRG Energy, Inc.,
7.250%, due 02/01/14	450,000	459,000
7.375%, due 02/01/16	1,685,000	1,727,125
8.500%, due 06/15/19	235,000	242,637
Owens-Brockway Glass
Container, Inc.,
7.375%, due 05/15/16	465,000	494,063
PAETEC Holding Corp.,
9.875%, due 12/01/18[1]	1,570,000	1,613,175
Patriot Coal Corp.,
8.250%, due 04/30/18	525,000	534,188
Peabody Energy Corp.,
6.500%, due 09/15/20	225,000	240,188
Peninsula Gaming LLC,
8.375%, due 08/15/15	350,000	367,938
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	1,025,000	1,080,094
Petrohawk Energy Corp.,
7.875%, due 06/01/15	600,000	624,750
10.500%, due 08/01/14	1,720,000	1,960,800
Pinafore LLC,
9.000%, due 10/01/18[1]	1,085,000	1,171,800
Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	1,085,000	1,160,950
Plains Exploration & Production Co.,
7.625%, due 06/01/18	528,000	555,720
10.000%, due 03/01/16	1,520,000	1,698,600
PLY Gem Industries, Inc.,
11.750%, due 06/15/13	2,475,000	2,648,250
Pokagon Gaming Authority,
10.375%, due 06/15/14[1]	1,606,000	1,674,255
Pride International, Inc.,
6.875%, due 08/15/20	125,000	129,688
Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	865,000	951,500
QEP Resources, Inc.,
6.875%, due 03/01/21	450,000	472,500
Quicksilver Resources, Inc.,
11.750%, due 01/01/16	525,000	611,625
Quiksilver, Inc.,
6.875%, due 04/15/15	540,000	527,850
QVC, Inc.,
7.375%, due 10/15/20[1]	300,000	314,250
7.500%, due 10/01/19[1]	660,000	694,650

	Face amount	Value

Qwest Capital Funding, Inc.,
7.750%, due 02/15/31	$750,000	$757,500
Qwest Communications
International, Inc.,
7.125%, due 04/01/18[1]	25,000	25,875
Qwest Corp.,
8.375%, due 05/01/16	1,000,000	1,185,000
Radiation Therapy Services, Inc.,
9.875%, due 04/15/17[1]	500,000	498,750
RBS Global, Inc.,
8.500%, due 05/01/18	600,000	637,500
Realogy Corp.,
10.500%, due 04/15/14	1,210,000	1,188,825
Regal Entertainment Group,
9.125%, due 08/15/18	235,000	250,275
Residential Capital LLC,
9.625%, due 05/15/15	525,000	530,250
Reynolds Group Issuer, Inc.,
7.750%, due 10/15/16[1]	1,330,000	1,406,475
8.500%, due 05/15/18[1]	500,000	502,500
Rite Aid Corp.,
9.500%, due 06/15/17	750,000	637,500
10.375%, due 07/15/16	1,075,000	1,118,000
Roofing Supply Group LLC,
8.625%, due 12/01/17[1]	920,000	947,600
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	1,055,000	1,035,219
Ryerson, Inc.,
12.000%, due 11/01/15	2,494,000	2,612,465
Ryland Group, Inc.,
6.625%, due 05/01/20	1,100,000	1,083,500
Salem Communications Corp.,
9.625%, due 12/15/16	248,000	262,880
Sally Holdings LLC,
10.500%, due 11/15/16	495,000	545,737
SandRidge Energy, Inc.,
8.750%, due 01/15/20	750,000	770,625
9.875%, due 05/15/16[1]	890,000	941,175
Sanmina-SCI Corp.,
8.125%, due 03/01/16	2,205,000	2,227,050
SBA Telecommunications, Inc.,
8.250%, due 08/15/19	950,000	1,037,875
Scientific Games Corp.,
8.125%, due 09/15/18[1]	225,000	226,687
Sealy Mattress Co.,
10.875%, due 04/15/16[1]	486,000	549,180
Severstal Columbus LLC,
10.250%, due 02/15/18[1]	450,000	474,750
Shingle Springs Tribal
Gaming Authority,
9.375%, due 06/15/15[1]	2,285,000	1,576,650
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	585,000	633,262

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Sitel LLC,
11.500%, due 04/01/18[1]	$675,000	$556,875
Smithfield Foods, Inc.,
10.000%, due 07/15/14[1]	1,175,000	1,354,187
Solo Cup Co.,
8.500%, due 02/15/14	1,000,000	900,000
Spirit Aerosystems, Inc.,
7.500%, due 10/01/17	550,000	572,000
Sprint Capital Corp.,
8.750%, due 03/15/32	4,615,000	4,661,150
SPX Corp.,
7.625%, due 12/15/14	1,470,000	1,598,625
SquareTwo Financial Corp.,
11.625%, due 04/01/17[1]	1,525,000	1,502,125
Standard Pacific Corp.,
10.750%, due 09/15/16	750,000	864,375
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	3,590,000	3,773,988
10.625%, due 05/15/15	395,000	435,487
Susser Holdings LLC,
8.500%, due 05/15/16	250,000	268,125
Swift Energy Co.,
8.875%, due 01/15/20	525,000	568,312
Tenet Healthcare Corp.,
8.000%, due 08/01/20[1]	225,000	228,375
Tenneco, Inc.,
7.750%, due 08/15/18[1]	225,000	238,500
Terremark Worldwide, Inc.,
12.000%, due 06/15/17	855,000	978,975
Tesoro Corp.,
9.750%, due 06/01/19	1,025,000	1,135,187
Toll Brothers Finance Corp.,
8.910%, due 10/15/17	470,000	554,533
Toys R Us Property Co. II LLC,
8.500%, due 12/01/17	1,580,000	1,698,500
Trimas Corp.,
9.750%, due 12/15/17	100,000	109,500
Triumph Group, Inc.,
8.000%, due 11/15/17	225,000	234,000
Tropicana Entertainment LLC,
9.625%, due 12/15/14[8]	1,250,000	637
TRW Automotive, Inc.,
7.000%, due 03/15/14[1]	610,000	652,700
Tube City IMS Corp.,
9.750%, due 02/01/15	1,035,000	1,071,225
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1]	1,450,000	1,366,625
Tyson Foods, Inc.,
10.500%, due 03/01/14	765,000	904,612
Unisys Corp.,
12.750%, due 10/15/14[1]	1,175,000	1,389,438
United States Steel Corp.,
7.375%, due 04/01/20	600,000	615,000

	Face amount	Value

Universal Hospital Services, Inc.,
8.500%, due 06/01/15[4]	$125,000	$128,438
Univision Communications, Inc.,
7.875%, due 11/01/20[1]	195,000	204,750
8.500%, due 05/15/21[1]	940,000	951,750
9.750%, due 03/15/15[1,4]	1,508,887	1,629,598
12.000%, due 07/01/14[1]	575,000	629,625
USG Corp.,
8.375%, due 10/15/18[1]	160,000	156,800
9.750%, due 08/01/14[1]	350,000	369,250
Vanguard Health Holding Co. II LLC,
8.000%, due 02/01/18	1,325,000	1,358,125
Verso Paper Holdings LLC,
Series B,
11.375%, due 08/01/16	2,610,000	2,616,525
11.500%, due 07/01/14	950,000	1,042,625
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	825,000	860,063
West Corp.,
7.875%, due 01/15/19[1]	1,365,000	1,388,888
11.000%, due 10/15/16	1,450,000	1,573,250
Weyerhaeuser Co.,
7.375%, due 03/15/32	730,000	737,947
Whiting Petroleum Corp.,
6.500%, due 10/01/18	800,000	808,000
Windstream Corp.,
8.625%, due 08/01/16	1,665,000	1,752,413
WMG Acquisition Corp.,
9.500%, due 06/15/16	2,555,000	2,740,238
XL Group PLC,
6.500%, due 04/15/17[2,3]	2,400,000	2,064,000
XM Satellite Radio, Inc.,
13.000%, due 08/01/13[1]	485,000	577,150
Yankee Acquisition Corp.,
Series B,
8.500%, due 02/15/15	395,000	410,800
9.750%, due 02/15/17	980,000	1,021,650
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	1,379,000	1,518,624
Zions Bancorp.,
5.500%, due 11/16/15	580,000	563,812

Total United States corporate bonds		355,760,148

Total corporate bonds
(cost $367,644,540)		390,717,297

Asset-backed security: 0.10%
United States: 0.10%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.461%, due 08/25/35[2]
(cost $315,633)	405,108	391,905

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Commercial mortgage-backed securities: 0.28%
United States: 0.28%
GE Capital Commercial
Mortgage Corp.,
Series 2007-C1, Class AJ,
5.677%, due 12/10/49[2]	$925,000	$536,163
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class C,
5.807%, due 08/10/45[2]	1,810,000	315,264
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C33, Class AM,
5.902%, due 02/15/51[2]	300,000	292,965

Total commercial mortgage-backed securities
(cost $978,715)		1,144,392

Total bonds
(cost $368,938,888)		392,253,594

	Shares

Common stocks: 0.00%[9]
United States: 0.00%[9]
Pliant Corp.*[5,6,10]	5	0
Vertis Holdings, Inc.*[5,6]	12,614	0
Xanadoo Co., Class A*[5]	23	7,475

Total common stocks
(cost $86,272)		7,475
	Shares	Value

Preferred stock: 0.00%[9]
United States: 0.00%[9]
CMP Susquehanna Radio
Holdings Corp.,
Series A*[1,2,5,6,10]
(cost $162)	13,993	$140

	Number of
	warrants

Warrants: 0.00%[9]
CMP Susquehanna Radio
Holdings Corp.,
strike @ USD 0.01,
expires 03/26/19*[5,6]
(cost $162)	15,990	160

	Shares

Short-term investment: 1.78%
Investment company: 1.78%
UBS Cash Management Prime
Relationship Fund[11]
(cost $7,216,268)	7,216,268	7,216,268

Total investments: 98.28%
(cost $376,241,752)		399,477,637

Cash and other assets,
less liabilities: 1.72%		6,984,991

Net assets: 100.00%		$406,462,628

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes, was $376,427,223; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,150,675
Gross unrealized depreciation	(3,100,261)

Net unrealized appreciation of investments	$23,050,414

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $130,444,959 or 32.09% of net assets.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Security is illiquid. At December 31, 2010, the value of these securities amounted to $29,075 or 0.01% of net assets.
[6]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of these securities amounted to $21,600 or 0.01% of net assets.
[7]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.
[8]	Security is in default.
[9]	Amount represents less than 0.005%.

UBS High Yield Relationship Fund
Portfolio of investments

[10]	These securities, which represent 0.00% of net assets as of December 31, 2010, are considered restricted. (See restricted security table below for more information.)

					12/31/10
			Acquisition cost		Value as a
	Acquisition	Acquisition	as a percentage	Value	percentage of
Restricted security	date	cost	of net assets	12/31/10	net assets

CMP Susquehanna Radio
Holdings Corp., Series A,	03/31/09	$162	0.00%[a]	$140	0.00%[a]

Pliant Corp.	10/02/00	0	0.00	0	0.00

		$162	0.00%[a]	$140	0.00%[a]

[a]	Amount represents less than 0.005%.

[11]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$1,656,649	$269,261,062	$263,701,443	$7,216,268	$19,415

GE	General Electric
GS	Goldman Sachs
REIT	Real estate investment trust

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$390,695,997	$21,300	$390,717,297

Asset-backed security	—	391,905	—	391,905

Commercial mortgage-backed securities	—	1,144,392	—	1,144,392

Common stocks	7,475	—	0	7,475

Preferred stock	—	—	140	140

Warrants	—	—	160	160

Short-term investment	—	7,216,268	—	7,216,268

Total	$7,475	$399,448,562	$21,600	$399,477,637

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Corporate	Common	Preferred
	bonds	stocks	stock	Warrants	Total

Assets
Beginning balance	$27,600	$0	$140	$160	$27,900

Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	(6,300)	—	—	—	(6,300)

Purchases, sales, issuances, and settlements (net)	—	—	—	—	—

Transfers in and/or out of Level 3	—	—	—	—	—

Ending balance	$21,300	$0	$140	$160	$21,600

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 12/31/10.	$79,147	$—	$—	$—	$79,147

See accompanying notes to financial statements.	111

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2010, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 19.61%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 12.04%, and the Emerging Markets Debt Benchmark Index[1] (the “Index”) returned 13.91%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated a very strong absolute return.

Portfolio performance summary What worked

•	Local currency exposures positively contributed to the Fund’s performance. Meaningful exposures to the Mexican peso, the Brazilian real, the Indonesian rupiah and the Indian rupee were beneficial for performance given their strong results. Establishing a position in the South Korea won in the fourth quarter of 2010 was also rewarded. It rallied sharply as the tensions between North and South Korea receded.

•	Security selection added to the Fund’s returns. In particular, the Fund’s position in longer-term Brazilian inflation-linked bonds was rewarded as yields declined globally during the fiscal year. Additionally, our exposure to short-term debt issued by Argentina boosted the Fund’s performance, as it outperformed the country’s long-term debt. Finally, an exposure to local debt issued by Sri Lanka added to the Fund’s returns as investors were drawn to its attractive yield.

•	The use of certain derivatives instruments were beneficial. Using foreign exchange forwards to manage the Fund’s currency exposure, and using credit default swaps to gain exposure to Argentina, were positives for performance. We also used credit default swaps to gain exposure to Venezuela sovereigns, which did not materially impact the Fund’s results.

What didn’t work

•	The Fund’s position in Greece was a negative for performance. We initiated this position in January 2010 as spreads widened, given concerns about the country’s economic and financial situation. (The spread is the difference between the yields paid on US Treasury bonds and emerging markets debt.) This detracted from results as Greece’s financial situation proved to be far worse than initially expected. While the country’s bonds rallied somewhat in September, they weakened toward the end of the period, given renewed concerns regarding Greece’s economy.

•	A lack of exposure to several strong-performing areas hurt Fund performance. Not having a position in Thailand’s local debt, and having minimal exposure to South Africa’s local currency, were drags on the Fund’s results, as these areas generated strong returns during the reporting period.

[1]	For a description of the Index, please see page 113.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	19.61%	11.69%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	12.04%	9.32%

Emerging Markets Debt Benchmark Index[3]	13.91%	10.83%

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $1,000,000 in the Fund from May 31, 2006, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)
As of December 31, 2010
% of net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	15.2%
Johor Corp.,
1.000%, due 07/31/12	8.3
Sri Lanka Government Bond,
8.994%, due 03/11/11	6.7
Majapahit Holding BV,
7.750%, due 10/17/16	5.9
Notas do Tesouro Nacional, Series F,
10.000%, due 01/01/21	5.3
Republic of South Africa,
5.500%, due 12/07/23	5.2
Egypt Treasury Bills,
10.205%, due 08/09/11	5.1
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17	4.5
Federation of Russia,
5.000%, due 04/29/20	4.3
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18	4.2

Total	64.7%

Country exposure, top five (unaudited)
As of December 31, 2010
% of net assets

Brazil	20.5%
Venezuela	9.7
Russia	8.6
Malaysia	8.3
Sri Lanka	6.7

Total	53.8%
Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Diversified financial services	4.23%
Electric utilities	10.13
Oil, gas & consumable fuels	2.50
Real estate management & development	8.33

Total corporate bonds	25.19%

Non-US government obligations	56.41
Structured note	6.74

Total bonds	88.34%

Short-term investment	9.73
Options purchased	0.09

Total investments	98.16%

Cash and other assets, less liabilities	1.84

Net assets	100.00%

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount		Value

Bonds: 88.34%
Corporate bonds: 25.19%
Indonesia: 5.91%
Majapahit Holding BV,
7.750%, due 10/17/16[1]		$1,300,000	$1,508,000

Malaysia: 8.33%
Johor Corp.,
1.000%, due 07/31/12[2]	MYR	5,600,000	2,124,858

Russia: 4.23%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.750%, due 05/29/18[1]		$1,000,000	1,080,000

United Arab Emirates: 4.22%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36[3]		950,000	931,000
6.500%, due 10/27/36[1]		150,000	147,000

Total United Arab Emirates corporate bonds			1,078,000

Venezuela: 2.50%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[3]		950,000	638,875

Total corporate bonds
(cost $5,317,657)			6,429,733

Non-US government obligations: 56.41%
Argentina: 4.46%
Republic of Argentina,
0.000%, due 12/15/35[4]		947,755	134,581
7.000%, due 09/12/13		350,000	351,750
8.280%, due 12/31/33		415,515	379,157
8.750%, due 06/02/17		88,658	91,540
Series X,
7.000%, due 04/17/17		200,000	182,300

			1,139,328

Brazil: 20.45%
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[5]	BRL	3,000,000	3,871,791
Series F,
10.000%, due 01/01/21		2,400,000	1,349,071

			5,220,862

Chile: 4.54%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[5]	CLP	536,388,750	1,160,064

Egypt: 5.09%
Egypt Treasury Bills,
10.205%, due 08/09/11[6]	EGP	8,000,000	1,298,605
	Face amount		Value

Greece: 1.09%
Hellenic Republic,
2.900%, due 07/25/25[5]	EUR	464,604	$279,072

Poland: 4.06%
Poland Government Bond,
5.750%, due 04/25/14	PLN	3,000,000	1,035,164

Russia: 4.32%
Federation of Russia,
5.000%, due 04/29/20[1]		$1,100,000	1,101,375

South Africa: 5.16%
Republic of South Africa,
5.500%, due 12/07/23[5]	ZAR	6,652,380	1,317,197

Venezuela: 7.24%
Republic of Venezuela,
7.000%, due 03/31/38[1]		$370,000	209,050
8.250%, due 10/13/24[1]		900,000	578,250
9.250%, due 05/07/28[1]		750,000	511,875
9.375%, due 01/13/34		800,000	548,000

			1,847,175

Total Non-US government obligations
(cost $12,948,288)			14,398,842

Structured note: 6.74%
Sri Lanka: 6.74%
Hong Kong & Shanghai Bank,
8.994%, due 03/11/11
(linked to Sri Lanka Government Bond,
8.994%, due 03/11/11)[6]
(cost $1,673,070)		1,700,000	1,721,845

Total bonds
(cost $19,939,015)			22,550,420

		Shares

Short-term investment: 9.73%
Investment company: 9.73%
UBS Cash Management Prime
Relationship Fund[7]
(cost $2,484,159)		2,484,159	2,484,159

	Face amount
	covered by
	contracts

Options purchased: 0.09%
Put options: 0.06%
Foreign Exchange Option,
Buy EUR/MXN,
strike @ MXN 17.01,
expires May 2011	EUR	120,000	7,356

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount
	covered by
	contracts		Value

Foreign Exchange Option,
Buy EUR/MXN,
strike @ MXN 16.97,
expires May 2011	EUR	120,000	$7,090

Total put options purchased			14,446

Call Options: 0.03%
Foreign Exchange Option,
Buy EUR/MXN,
strike @ MXN 17.01,
expires May 2011		120,000	4,234
	Face amount
	covered by
	contracts		Value

Foreign Exchange Option,
Buy EUR/MXN,
strike @ MXN 16.97,
expires May 2011	EUR	120,000	$4,429

Total call options purchased			8,663

Total options purchased
(cost $23,677)			23,109

Total investments: 98.16%
(cost $22,446,851)			25,057,688

Cash and other assets, less liabilities: 1.84%			468,685

Net assets: 100.00%			$25,526,373

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes was $22,460,517; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,999,738
Gross unrealized depreciation	(402,567)

Net unrealized appreciation of investments	$2,597,171

[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $5,135,550 or 20.12% of net assets.
[2]	Security is illiquid. At December 31, 2010, the value of this security amounted to $2,124,858 or 8.32%of net assets.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $1,569,875 or 6.15% of net assets.
[4]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will these securities offer a higher real yield than a conventional security of the same maturity.
[6]	Rate shown reflects annualized yield at December 31, 2010 on zero coupon bond.
[7]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$3,260,751	$17,432,520	$18,209,112	$2,484,159	$4,679

OJSC	Open Joint Stock Company

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
ZAR	South African Rand

Forward foreign currency contracts
 UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2010:

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Citibank N.A.	USD	1,247,045	CZK	23,630,000	03/09/11	$13,385

Credit Suisse First Boston	BRL	5,228,450	USD	2,965,655	03/09/11	(140,378)

Credit Suisse First Boston	CLP	525,000,000	USD	1,070,446	03/09/11	(45,492)

Credit Suisse First Boston	MXN	1,032,631	USD	82,405	05/20/11	(282)

Credit Suisse First Boston	MYR	6,700,000	USD	2,119,582	03/09/11	(44,361)

Credit Suisse First Boston	PLN	3,140,000	USD	1,014,835	03/09/11	(41,551)

Credit Suisse First Boston	PLN	143,378	USD	46,968	05/20/11	(1,027)

Credit Suisse First Boston	USD	22,577	BRL	39,059	05/20/11	273

Credit Suisse First Boston	USD	22,578	CLP	10,696,143	05/20/11	13

Credit Suisse First Boston	USD	69,971	HUF	14,715,569	05/20/11	(319)

Credit Suisse First Boston	USD	1,750,000	IDR	15,898,750,000	03/09/11	(2,568)

Credit Suisse First Boston	USD	81,644	MXN	1,032,631	05/20/11	1,044

Credit Suisse First Boston	USD	46,647	PLN	143,378	05/20/11	1,348

Credit Suisse First Boston	USD	1,710,780	TRY	2,591,660	03/09/11	(45,178)

Credit Suisse First Boston	USD	34,985	TRY	52,702	05/20/11	(1,445)

Credit Suisse First Boston	USD	46,647	ZAR	333,556	05/20/11	3,011

Credit Suisse First Boston	ZAR	333,556	USD	47,229	05/20/11	(2,430)

Goldman Sachs International	TRY	70,671	USD	44,329	05/20/11	(647)

Goldman Sachs International	USD	116,054	HUF	24,281,315	01/06/11	628

Goldman Sachs International	USD	11,662	TRY	17,969	05/20/11	(226)

Goldman Sachs International	USD	517,090	ZAR	3,673,100	03/09/11	35,423

JPMorgan Chase Bank	EUR	1,630,000	USD	2,168,687	03/01/11	(9,199)

JPMorgan Chase Bank	USD	413,871	EUR	315,000	03/01/11	7,009

JPMorgan Chase Bank	USD	500,000	KRW	586,500,000	03/09/11	15,083

Morgan Stanley & Co. Inc.	USD	1,760,609	INR	82,150,000	03/09/11	55,264

Net unrealized depreciation on forward foreign currency contracts						$(202,622)

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

Options written
 UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open options written as of December 31, 2010:

	Premiums
	received	Value

Put options

Foreign Exchange Option, Sell CAD/MXN, expiring 05/20/11, CAD170,000
face amount covered by contracts, strike @ MXN 12.225	$5,005	$(1,448)

Foreign Exchange Option, Sell CAD/MXN, expiring 05/24/11, CAD170,000
face amount covered by contracts, strike @ MXN 12.298	4,577	(1,898)

Call options

Foreign Exchange Option, Sell CAD/MXN, expiring 05/20/11, CAD170,000
face amount covered by contracts, strike @ MXN 12.225	5,005	(4,823)

Foreign Exchange Option, Sell CAD/MXN, expiring 05/24/11, CAD70,000
face amount covered by contracts, strike @ MXN 12.298	4,577	(4,300)

Total options written	$19,164	$(12,469)

Premiums
received

Options outstanding at December 31, 2009	$—

Options written	19,164

Options terminated in closing purchase transactions	—

Options expired prior to purchase	—

Options outstanding at December 31, 2010	19,164

Currency type abbreviations:
CAD	Canadian Dollar
MXN	Mexican Peso

Swap agreements
 UBS Opportunistic Emerging Markets Debt Relationship Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2010.

						Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount		date	the Fund[1]	the Fund[1]	received	Value	appreciation

Citibank, N.A.	MYR	9,300,000	11/23/14	2.9700%[2]	3.7050%	$—	$4,558	$4,558

Deutsche Bank AG	INR	57,700,000	08/30/15	7.0500	6.7100 [3]	—	29,822	29,822

						$—	$34,380	$34,380

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month Malaysia Interbank Lending Rate.
[3]	Rate based on 6 month Mumbai Interbank Offered Rate.

Credit default swaps on sovereign issues — buy protection1

Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount		date	the Fund	the Fund	received	Value	depreciation

Deutsche Bank AG	USD	1,200,000	09/20/20	5.0000%[2]	—[3]	$(303,007)	$285,908	$(17,099)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela, 9.25% bond, due 09/15/27.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

Credit default swaps on sovereign issues — sell protection1

				Payments	Payments
	Notional		Termination	made by	received by	Upfront payments		Unrealized	Credit
Counterparty	amount		date	the Fund	the Fund	(made)/received	Value	appreciation	spread[2]

Credit Suisse
International	USD	2,200,000	03/20/11	—[3]	5.0000%[4]	$110,611	$12,487	$123,098	3.1509%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[3]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentina Government 8.28% bond, due 12/31/33.
[4]	Payments received are based on the notional amount.

Currency type abbreviations:
INR	Indian Rupee
MYR	Malaysian Ringgit
USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$4,304,875	$2,124,858	$6,429,733

Non-US government obligations	—	14,398,842	—	14,398,842

Structured note	—	1,721,845	—	1,721,845

Short-term investment	—	2,484,159	—	2,484,159

Options purchased	—	23,109	—	23,109

Other financial instruments[1]	—	117,684	—	117,684

Total	$—	$23,050,514	$2,124,858	$25,175,372

[1]	Other financial instrument includes swap agreements, options written and forward foreign currency contracts.

Measurements using unobservable inputs (Level 3)

	Corporate
	bonds	Total

Assets
Beginning balance	$1,913,551	$1,913,551

Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	211,307	211,307

Purchases, sales, issuances, and settlements (net)	—	—

Transfers in and/or out of Level 3	—	—

Ending balance	$2,124,858	$2,124,858

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10.	$247,416	$247,416

See accompanying notes to financial statements.	119

UBS Cash Management Prime Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.21%, compared to the 0.12% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Portfolio performance summary

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. At the issuer level, we maintained a greater-than-usual level of diversification over the fiscal year by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic environment improved over the period, we gradually increased our single issuer exposure, typically purchasing up to 3.00% in single non-government issuers toward the end of the reporting period. (The Fund is generally able to hold up to 5.00% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. We increased the Fund’s exposure to US government and agency obligations and certificates of deposit over the 12-month period. In contrast, we decreased the Fund’s exposures to repurchase agreements, commercial paper, short-term corporate obligations, US master notes and US government obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price, or upon demand.)

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2010

Face amount		Value

Short-term investments: 100.01%
Certificates of deposit: 16.34%
Abbey National Treasury Services PLC,
0.439%, due 10/17/11	$5,000,000	$5,000,000
Bank of Montreal,
0.250%, due 01/27/11	10,000,000	10,000,000
Bank of Nova Scotia,
0.300%, due 08/03/11	2,000,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.,
0.280%, due 02/03/11	4,000,000	4,000,000
0.280%, due 02/10/11	5,000,000	5,000,000
BNP Paribas Finance Inc.,
0.390%, due 04/07/11	4,000,000	4,000,000
0.439%, due 10/17/11	1,500,000	1,500,000
Credit Agricole CIB,
0.300%, due 01/13/11	3,000,000	3,000,000
0.320%, due 01/31/11	4,000,000	4,000,000
Credit Suisse,
0.260%, due 02/24/11	8,000,000	8,000,000
Deutsche Bank Financial LLC,
0.280%, due 01/18/11	4,000,000	4,000,000
Dexia Credit Local,
0.340%, due 01/03/11	10,000,000	10,000,000
Lloyds TSB Bank PLC,
0.289%, due 10/19/11	5,000,000	5,000,000
Mizuho Corporate Bank,
0.250%, due 01/05/11	7,000,000	7,000,000
0.270%, due 01/20/11	5,000,000	5,000,000
National Australia Bank,
0.309%, due 10/19/11	1,500,000	1,499,752
0.322%, due 06/10/11	750,000	750,000
Natixis,
0.390%, due 10/17/11	2,000,000	2,000,000
Nordea Bank Finland PLC,
0.280%, due 03/17/11	2,000,000	2,000,000
Royal Bank of Canada,
0.370%, due 11/10/11	2,000,000	2,000,000
Royal Bank of Scotland PLC,
0.288%, due 10/25/11	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.,
0.300%, due 03/14/11	5,000,000	5,000,000
Svenska Handelsbanken, Inc.,
0.275%, due 03/14/11	4,000,000	4,000,000
Westpac Banking Corp.,
0.380%, due 11/10/11	1,500,000	1,500,000

Total certificates of deposit
(cost $101,249,752)		101,249,752

Commercial paper: 32.14%
Amsterdam Funding Corp.,
0.220%, due 01/05/11[1,2]	13,000,000	12,999,682
ANZ National Int’l Ltd.,
0.331%, due 05/09/11[1,2]	3,000,000	2,996,480
	Face amount	Value

Atlantic Asset Securitization LLC,
0.260%, due 02/10/11[1,2]	$4,000,000	$3,998,844
0.270%, due 01/10/11[1,2]	4,000,000	3,999,730
Atlantis One Funding Corp.,
0.351%, due 05/27/11[1,2]	5,000,000	4,992,903
Barclays US Funding Corp.,
0.290%, due 02/01/11[2]	5,000,000	4,998,751
BNP Paribas Finance, Inc.,
0.340%, due 01/24/11[2]	2,000,000	1,999,566
0.541%, due 02/04/11[2]	4,500,000	4,497,705
Bryant Park Funding LLC,
0.250%, due 01/03/11[1,2]	10,000,000	9,999,861
Chariot Funding LLC,
0.230%, due 01/13/11[1,2]	5,000,000	4,999,617
Coca-Cola Co.,
0.240%, due 01/18/11[1,2]	5,000,000	4,999,433
Danske Corp., Series A,
0.300%, due 01/21/11[1,2]	10,000,000	9,998,333
Deutsche Bank Financial LLC,
0.341%, due 05/18/11[2]	4,500,000	4,494,177
Falcon Asset Securitization Co. LLC,
0.280%, due 02/07/11[1,2]	4,000,000	3,998,849
Grampian Funding LLC,
0.320%, due 01/13/11[1,2]	3,000,000	2,999,680
ING US Funding LLC,
0.220%, due 01/07/11[2]	5,000,000	4,999,817
0.250%, due 02/22/11[2]	5,000,000	4,998,194
0.300%, due 01/20/11[2]	3,000,000	2,999,525
0.562%, due 02/11/11[2]	3,000,000	2,998,087
Jupiter Securitization Co. LLC,
0.260%, due 02/01/11[1,2]	7,000,000	6,998,433
Liberty Street Funding LLC,
0.250%, due 01/19/11[1,2]	4,000,000	3,999,500
LMA Americas LLC,
0.260%, due 01/12/11[1,2]	5,000,000	4,999,603
Market Street Funding LLC,
0.260%, due 01/25/11[1,2]	6,000,000	5,998,960
0.270%, due 01/19/11[1,2]	5,000,000	4,999,325
Natixis,
0.260%, due 01/04/11[2]	5,000,000	4,999,892
Nordea North America, Inc.,
0.275%, due 02/10/11[2]	4,000,000	3,998,778
0.275%, due 03/04/11[2]	3,000,000	2,998,579
Old Line Funding LLC,
0.270%, due 01/10/11[1,2]	3,000,000	2,999,798
0.270%, due 03/21/11[1,2]	5,000,000	4,997,037
Procter & Gamble Co.,
0.170%, due 01/10/11[1,2]	5,000,000	4,999,787
Regency Markets No. 1 LLC,
0.250%, due 01/19/11[1,2]	10,000,000	9,998,750
Sheffield Receivables Corp.,
0.260%, due 02/15/11[1,2]	4,000,000	3,998,700
0.270%, due 01/07/11[1,2]	4,000,000	3,999,820
0.270%, due 03/08/11[1,2]	4,000,000	3,998,020

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Societe Generale North America, Inc.,
0.330%, due 01/10/11[2]	$3,500,000	$3,499,711
0.330%, due 03/07/11[2]	2,000,000	1,998,808
0.411%, due 04/07/11[2]	5,000,000	4,994,534
State Street Corp.,
0.250%, due 02/17/11[2]	5,000,000	4,998,368
Toyota Motor Credit Corp.,
0.300%, due 01/26/11[2]	5,000,000	4,998,958
0.320%, due 03/03/11[2]	2,000,000	1,998,916
Westpac Securities NZ Ltd.,
0.341%, due 01/21/11[1]	750,000	750,000
0.370%, due 02/07/11[1]	4,000,000	4,000,000

Total commercial paper
(cost $199,193,511)		199,193,511

US master note: 2.10%
Bank of America Securities LLC,
0.300%, due 12/01/24[3]
(cost $13,000,000)	13,000,000	13,000,000

Mortgage & agency debt securities: 20.16%
Federal Home Loan Banks,
0.150%, due 01/19/11[2]	15,000,000	14,998,875
0.165%, due 02/04/11[2]	15,000,000	14,997,662
0.185%, due 02/02/11[2]	5,000,000	4,999,178
0.200%, due 05/13/11[2]	10,000,000	9,992,667
0.250%, due 01/14/11[2]	10,000,000	9,999,097
0.270%, due 09/30/11	6,000,000	6,000,000
0.502%, due 05/17/11[2]	4,000,000	3,992,444
0.580%, due 05/27/11	4,000,000	4,000,000
Federal Home Loan Mortgage Corp.,[4]
0.178%, due 02/08/11[2]	15,000,000	14,997,182
0.220%, due 03/28/11[2]	5,000,000	4,997,372
0.261%, due 09/30/11[2]	5,000,000	4,990,178
Federal National Mortgage
Association,[4]
0.173%, due 02/01/11[2]	15,000,000	14,997,772
0.180%, due 02/28/11[2]	5,000,000	4,998,550
0.190%, due 01/12/11[2]	6,000,000	5,999,652
0.412%, due 07/06/11[2]	5,000,000	4,989,408

Total mortgage & agency debt securities
(cost $124,950,037)		124,950,037
	Face amount	Value

US government obligations: 1.70%
US Treasury Bills,
0.190%, due 05/26/11[2]	$7,000,000	$6,994,643
US Treasury Notes,
4.875%, due 04/30/11	3,500,000	3,552,381

Total US government obligations
(cost $10,547,024)		10,547,024

Repurchase agreements: 27.57%
Repurchase agreement dated 12/31/10 with Deutsche Bank, 0.220%, due 01/03/11 collateralized by $73,144,000, Federal Farm Credit Bank, 0.700%, due 11/04/13; (value -$72,318,082); proceeds: $70,901,300	70,900,000	70,900,000
Repurchase agreement dated 12/31/10 with Barclay’s Capital Inc., 0.260%, due 01/03/11 collateralized by $105,605,000, Federal Home Loan Mortgage Corp., 2.950%, due 12/08/17; (value -$102,000,144); proceeds: $100,002,167	100,000,000	100,000,000

Total repurchase agreements
(cost $170,900,000)		170,900,000

Total short-term investments
(cost $619,840,324)		619,840,324

Total investments: 100.01%
(cost $619,840,324)[5]		619,840,324

Liabilities, in excess of cash and
other assets: (0.01)%		(42,700)

Net assets: 100.00%		$619,797,624

Notes to portfolio of investments
[1]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $132,721,145, or 21.41% of net assets.
[2]	Interest rates shown are the discount rates at date of purchase.
[3]	Variable rate security—The maturity date reflects the final maturity date. The interest rate shown is the current rate as of December 31, 2010 and resets daily.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by these organizations.
[5]	Aggregate cost for federal income tax purposes, which was the same for book purposes.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$101,249,752	$—	$101,249,752

Commercial paper	—	199,193,511	—	199,193,511

US master note	—	13,000,000	—	13,000,000

Mortgage & agency debt securities	—	124,950,037	—	124,950,037

US government obligations	—	10,547,024	—	10,547,024

Repurchase agreements	—	170,900,000	—	170,900,000

Total	$—	$619,840,324	$—	$619,840,324

See accompanying notes to financial statements.	123

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2010, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”)returned 7.18%. For comparison purposes, the Citigroup US Inflation Linked Securities Index (the “Index”) returned 6.46% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance versus the benchmark was largely due to its duration and yield curve positioning, whereas security selection, overall, was a modest negative for performance.

Certain derivative instruments, namely interest rate futures and swaps, were used to facilitate specific duration and yield curve strategies. The results of derivatives use during the period were within our expectations.

Portfolio performance summary
What worked

•	Duration and yield curve positioning enhanced the Fund’s results.

–	The Fund’s duration was tactically adjusted during the reporting period. Having a long duration during the second quarter of 2010 was a positive for results as interest rates declined. Moving to a short duration later in the fiscal year was also rewarded, as interest rates moved sharply higher in November and December.

–	During the reporting period, overweight exposures to Treasury inflation-protected securities (“TIPS”) with 10- and 30-year maturities, and an underweight to TIPS with two-year maturities, was a positive for performance.

•	Security selection of asset-backed securities and nominal Treasuries was rewarded.

–	A small out-of-index exposure to AAA-rated asset-backed credit card securities was a positive for performance as they generated strong returns.[1]

–	Our overweight to nominal (non-TIP) Treasuries versus TIPS contributed to positive results in the second and third quarters of 2010. Nominal Treasuries outperformed TIPS during this period as inflation remained muted.

What didn’t work

•	Overall, security selection detracted from performance. The largest detractor from results was security selection of off-the-run[2] TIPS. These securities lagged on-the-run securities during the reporting period.

[1]	Bonds which are rated AAA are judged to be of the best quality.
[2]	Once a new Treasury security of any maturity is issued it is deemed to be on-the-run and the previously issued security with the same maturity becomes the off-the-run bond or note.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Average annual total returns for periods ended December 31, 2010 (unaudited)

	1 year	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	7.18%	7.70%

Citigroup US Inflation Linked Securities Index[2]	6.46%	6.68%

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Citigroup US Inflation Linked Securities Index is an unmanaged broad-based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from July 27, 2007, which is the Fund inception date, through December 31, 2010 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets
as of December 31, 2010

Bonds
US government obligations	98.72%

Total bonds	98.72%

Short-term investment	1.29

Total investments	100.01%

Liabilities, in excess of cash and other assets	(0.01)

Net assets	100.00%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

December 31, 2010

	Face amount	Value

Bonds: 98.72%
US government obligations: 98.72%
US Treasury Bonds,
3.875%, due 08/15/40	$500,000	$460,547
US Treasury Inflation Indexed
Bonds (TIPS),
2.000%, due 01/15/26	4,175,000	4,884,903
2.125%, due 02/15/40	2,450,000	2,624,032
2.375%, due 01/15/25	3,500,000	4,519,146
2.500%, due 01/15/29	5,700,000	6,588,539
3.375%, due 04/15/32	685,000	1,090,851
US Treasury Inflation
Indexed Notes (TIPS),
0.500%, due 04/15/15	6,150,000	6,344,417
1.250%, due 04/15/14	3,500,000	3,768,661
1.250%, due 07/15/20	3,500,000	3,593,956
1.375%, due 07/15/18	3,500,000	3,740,921
1.375%, due 01/15/20	1,700,000	1,786,812
1.625%, due 01/15/15	3,500,000	4,274,839
1.875%, due 07/15/13	4,200,000	5,333,180
1.875%, due 07/15/19	3,500,000	3,897,979
2.000%, due 04/15/12	400,000	446,786
2.375%, due 01/15/17	1,300,000	1,571,145
	Face amount	Value

2.500%, due 07/15/16	$4,200,000	$5,105,047
3.000%, due 07/15/12	3,850,000	4,974,416

Total US government obligations
(cost $64,247,694)		65,006,177

Total bonds
(cost $64,247,694)		65,006,177

	Shares

Short-term investment: 1.29%
Investment company: 1.29%
UBS Cash Management Prime Relationship Fund[1] (cost $848,232)	848,232	848,232

Total investments: 100.01%
(cost $65,095,926)		65,854,409

Liabilities, in excess of cash and
other assets: (0.01)%		(8,110)

Net assets: 100.00%		$65,846,299

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes, was $65,121,428; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$757,252
Gross unrealized depreciation	(24,271)

Net unrealized appreciation of investments	$732,981

[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10

UBS Cash Management Prime Relationship Fund	$331,720	$11,214,343	$10,697,831	$848,232	$754

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

Futures contracts
 UBS U.S. Treasury Inflation Protected Securities Relationship Fund had the following open futures contracts as of December 31, 2010:

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	depreciation

US Treasury futures buy contracts:

US Ultra Bond Futures, 2 contracts (USD)	March 2011	$262,019	$254,188	$(7,831)

US Treasury futures sell contracts:

US Ultra Bond Futures, 10 contracts (USD)	March 2011	(1,269,922)	(1,270,938)	(1,016)

Net unrealized depreciation on futures contracts				$ (8,847)

Currency type abbreviation:
USD	United States Dollar

Swap agreements
 UBS U.S. Treasury Inflation Protected Securities Relationship Fund had an outstanding interest rate swap agreement with the following terms as of December 31, 2010.

Upfront
			Payments	Payments	payments
		Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount	date	the Fund[1]	the Fund[1]	received	Value	depreciation

Deutsche Bank AG	USD 220,000	02/15/36	4.5450%	0.2856%[2]	$—	$(20,811)	$(20,811)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).
BBA	British Bankers’ Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Measurements at 12/31/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$65,006,177	$—	$65,006,177

Short-term investment	—	848,232	—	848,232

Other financial instruments[1]	(8,847)	(20,811)	—	(29,658)

Total	$(8,847)	$65,833,598	$—	$65,824,751

1  Other financial instruments includes futures contracts and swap agreements.

128	See accompanying notes to financial statements.

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UBS Relationship Funds

December 31, 2010 (unaudited)

Explanation of expense disclosure
 As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual expenses
 The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2010 to December 31, 2010.

UBS Relationship Funds

December 31, 2010 (unaudited)

	Beginning	Ending	Expenses paid
	account value	account value	during period[1]	Expense ratio
	July 1, 2010	December 31, 2010	07/01/10-12/31/10	during period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,202.90	$0.38	0.0681%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	0.35	0.0681%

UBS Emerging Markets Equity
Relationship Fund
Actual	1,000.00	1,274.30	1.61	0.2801%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.79	1.43	0.2801%

UBS Global (ex-U.S.) All Cap Growth
Relationship Fund
Actual	1,000.00	1,283.70	0.84	0.1460%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.47	0.74	0.1460%

UBS International Equity Relationship Fund
Actual	1,000.00	1,271.00	1.43	0.2500%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.95	1.28	0.2500%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,332.80	0.71	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,227.60	3.69	0.6579%

Hypothetical (5% annual return before expenses)	1,000.00	1,021.89	3.35	0.6579%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	1,238.50	0.68	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS U.S. Large Cap Growth Equity
Relationship Fund
Actual	1,000.00	1,279.60	0.69	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS Credit Bond Relationship Fund
Actual	1,000.00	1,042.20	0.53	0.1030%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.69	0.53	0.1030%

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,038.70	0.60	0.1168%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.62	0.60	0.1168%

UBS High Yield Relationship Fund
Actual	1,000.00	1,101.30	0.56	0.1050%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.68	0.54	0.1050%

UBS Opportunistic Emerging Markets Debt
Relationship Fund
Actual	1,000.00	1,134.50	2.69	0.5000%

Hypothetical (5% annual return before expenses)	1,000.00	1,022.69	2.55	0.5000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,001.20	0.20	0.0400%

Hypothetical (5% annual return before expenses)	1,000.00	1,025.00	0.20	0.0400%

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Actual	1,000.00	1,025.20	0.51	0.1000%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000%

[1]	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
December 31, 2010

	Relationship Funds

		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth

Assets:
Investments, at cost:
Unaffiliated issuers	$774,706,721	$317,101,050	$369,813,633
Affiliated issuers	494,303,439	6,451,761	7,908,621
Investments of cash collateral in affiliated issuers received
from securities loaned, at cost	18,200,621	—	—
Foreign currency, at cost	3,146,990	4,239,438	40,099

	$1,290,357,771	$327,792,249	$377,762,353

Investments, at value:
Unaffiliated issuers	$903,699,784	$433,058,574	$443,522,860
Affiliated issuers	632,030,002	6,451,761	7,908,621
Investments of cash collateral in affiliated issuers received
from securities loaned, at value[1]	18,200,621	—	—
Foreign currency, at value	3,242,822	4,316,741	40,833
Cash	66	—	91,667
Receivables:
Investment securities sold	1,875,441	1,115,491	—
Interest	1,596,254	878	1,715
Dividends	630,794	348,925	372,727
Fund shares sold	8,647,293	—	—
Due from advisor	—	—	—
Foreign tax reclaims	—	81,718	—
Cash collateral for futures contracts	22,015,740	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	9,271,656	—	—
Other assets	84,513	21,351	21,847

Total assets	1,601,294,986	445,395,439	451,960,270

Liabilities:
Payables:
Investment securities purchased	2,139,430	2,134,001	91,667
Cash collateral from securities loaned	18,200,621	—	—
Fund shares redeemed	16,844,762	—	—
Custody and fund accounting fees	93,728	144,820	58,767
Fund administration fee	15,000	15,000	15,000
Trustees’ fees	33,190	11,814	11,987
Dividends payable for securities sold short	—	—	—
Due to custodian	—	16,018	—
Variation margin	194,020	—	—
Accrued expenses	87,212	88,931	55,807
Deferred capital gain country tax	—	143,950	—
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,893,040	—	—

Total liabilities	39,501,003	2,554,534	233,228

Net assets	$1,561,793,983	$442,840,905	$451,727,042

Shares outstanding	44,405,094	11,099,469	31,336,149

Net asset value, offering and redemption proceeds per share[3]	$35.1715	$39.8975	$14.4155

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of December 31, 2010 was $85,251,930 and $4,457,713, respectively.
[2]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $47,447,355.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $40.1967 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $39.5983 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

Relationship Funds

UBS		UBS	UBS
International	UBS	U.S. Equity	U.S. Large Cap
Equity	Small-Cap Equity	Alpha	Equity

$41,252,423	$94,912,477	$292,301,827	$46,917,797
706,577	6,367,744	2,363,512	768,221

—	4,577,175	—	—
63,099	—	—	—

$42,022,099	$105,857,396	$294,665,339	$47,686,018

$50,389,754	$121,958,438	$343,473,992	$55,313,180
706,577	6,367,744	2,363,512	768,221

—	4,577,175	—	—
64,310	—	—	—
—	—	—	—

804,024	503,036	266,827	2,765,819
43	5,931	367	170
68,614	148,387	306,864	45,585
—	—	30,732	—
15,598	15,010	2,940	16,259
—	—	—	—
—	—	—	—
—	—	1,806,317	—
252,911	—	—	—
2,524	6,295	13,501	3,273

52,304,355	133,582,016	348,265,052	58,912,507

—	2,322,348	745,752	120,152
—	4,577,175	—	—
2,512,743	—	—	2,674,255
9,241	8,406	17,495	6,670
15,000	15,000	15,000	15,000
5,320	6,688	9,095	5,575
—	—	58,982	—
—	—	—	—
—	—	—	—
63,459	51,565	56,957	50,053
—	—	—	—
—	—	61,367,799	—
183,892	—	—	—

2,789,655	6,981,182	62,271,080	2,871,705

$49,514,700	$126,600,834	$285,993,972	$56,040,802

2,707,064	2,253,045	25,277,883	2,873,418

$18.2909	$56.1910	$11.3140	$19.5032
See accompanying notes to financial statements.	133

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (continued)
December 31, 2010

	Relationship Funds

	UBS U.S. Large Cap Growth Equity	UBS Credit Bond	UBS Global Corporate Bond

Assets:
Investments, at cost:
Unaffiliated issuers	$81,664,966	$399,191,631	$219,664,059
Affiliated issuers	160,351	2,967,125	307,463
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	1,215,500	—	—
Foreign currency, at cost	—	—	2,339,577
Repurchase agreements, at cost	—	—	—

	$83,040,817	$402,158,756	$222,311,099

Investments, at value:
Unaffiliated issuers	$100,803,649	$398,426,108	$224,291,885
Affiliated issuers	160,351	2,967,125	307,463
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,215,500	—	—
Foreign currency, at value	—	—	2,402,552
Repurchase agreements, at value	—	—	—
Receivables:
Investment securities sold	955,488	—	784,260
Interest	164	5,535,402	4,234,612
Dividends	53,821	—	—
Due from advisor	13,656	—	—
Variation margin	—	91,657	575,959
Cash collateral for futures contracts	—	100,761	139,112
Outstanding swap agreements, at value[2]	—	881,965	485,805
Unrealized appreciation on forward foreign currency contracts	—	—	433,546
Other assets	6,619	22,122	13,589

Total assets	103,209,248	408,025,140	233,668,783

Liabilities:
Payables:
Investment securities purchased	811,223	—	—
Cash collateral from securities loaned	1,215,500	—	—
Custody and fund accounting fees	8,889	31,128	23,331
Fund administration fee	15,000	15,000	15,000
Trustees’ fees	6,712	12,121	9,052
Due to custodian	—	—	—
Dividends payable to shareholders	—	—	—
Accrued expenses	49,952	55,128	57,366
Options written, at value[3]	—	18,463	—
Outstanding swap agreements, at value[2]	—	177,767	478,879
Unrealized depreciation on forward foreign currency contracts	—	—	1,121,549

Total liabilities	2,107,276	309,607	1,705,177

Net assets	$101,101,972	$407,715,533	$231,963,606

Shares outstanding	7,535,857	28,771,545	21,358,247

Net asset value, per share	$13.4161	$14.1708	$10.8606

[1]	The market value of securities loaned by UBS U.S. Large Cap Growth Equity Relationship Fund, as of December 31, 2010 was $1,169,940.
[2]	Net upfront payments (made) received by UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund were $159,048, $163,190 and $(192,396), respectively.
[3]	Premiums received by UBS Credit Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund were $18,900 and $19,164, respectively.

UBS Relationship Funds
Financial statements

Relationship Funds

UBS High Yield	UBS Opportunistic Emerging Markets Debt	UBS Cash Management Prime	UBS U.S. Treasury Inflation Protected Securities

$369,025,484	$ 19,962,692	$448,940,324	$64,247,694
7,216,268	2,484,159	—	848,232

—	—	—	—
—	207,108	—	—
—	—	170,900,000	—

$376,241,752	$22,653,959	$619,840,324	$65,095,926

$392,261,369	$22,573,529	$448,940,324	$65,006,177
7,216,268	2,484,159	—	848,232

—	—	—	—
—	209,772	—	—
—	—	170,900,000	—

—	—	—	1,834,445
7,762,562	218,561	103,212	489,389
—	—	—	—
—	20,828	20,103	31,746
—	—	—	11,389
—	—	—	3,811
—	332,775	—	—
—	132,481	—	—
23,604	1,285	35,312	945

407,263,803	25,973,390	619,998,951	68,226,134

691,250	5,150	—	2,282,725
—	—	—	—
28,491	14,598	21,755	6,669
15,000	15,000	22,500	15,000
12,331	4,856	16,108	4,733
—	—	1,733	—
—	—	110,174	—
54,103	59,841	29,057	49,897
—	12,469	—	—
—	—	—	20,811
—	335,103	—	—

801,175	447,017	201,327	2,379,835

$406,462,628	$25,526,373	$619,797,624	$65,846,299

15,327,352	1,537,031	619,718,708	5,104,346

$26.5188	$16.6076	$1.00	$12.9000

See accompanying notes to financial statements.	135

UBS Relationship Funds
Financial statements

Statement of operations
Year ended December 31, 2010

	Relationship Funds

	UBS Global Securities	UBS Emerging Markets Equity	UBS Global (ex-U.S.) All Cap Growth

Investment income:
Dividends	$15,804,019	$9,309,656	$8,314,207
Interest and other	4,406,293	8,433	352
Affiliated interest	135,387	7,919	21,443
Securities lending-net	486,193	—	5,518
Foreign tax withheld	(884,616)	(777,368)	(1,019,956)

Total income	19,947,276	8,548,640	7,321,564

Expenses:
Administration	90,000	90,000	90,000
Custodian and fund accounting	539,904	978,193	353,185
Professional services	103,581	115,414	71,325
Shareholder reports	5,933	5,536	5,439
Trustees	126,500	48,700	48,100
Insurance	102,894	33,507	30,769
Dividend expense and security loan fees for securities sold short	—	—	—
Other	61,761	37,091	39,558

Total expenses	1,030,573	1,308,441	638,376

Expenses reimbursed by advisor	—	—	—

Net expenses	1,030,573	1,308,441	638,376

Net investment income	18,916,703	7,240,199	6,683,188

Net realized gain (loss) on:
Investments in unaffiliated issuers	67,598,105	91,472,236	38,929,820
Investments in affiliated issuers	44,659,722	—	—
Futures contracts	(3,331,980)	—	—
Securities sold short	—	—	—
Swap agreements	191,727	—	—
Forward foreign currency contracts	16,571,716	(198,246)	385,093
Foreign currency transactions	(2,518,869)	170,220	(755,317)

Net realized gain	123,170,421	91,444,210	38,559,596

Change in net unrealized appreciation/depreciation on:
Investments	27,453,926	(32,244,308)	(8,990,883)
Futures contracts	1,253,404	—	—
Securities sold short	—	—	—
Swap agreements	(178,479)	—	—
Forward foreign currency contracts	11,751,405	5,090	(10,156)
Translation of other assets and liabilities denominated in foreign currency	193,357	49,295	19,029

Change in net unrealized appreciation/depreciation	40,473,613	(32,189,923)	(8,982,010)
Net realized and unrealized gain	163,644,034	59,254,287	29,577,586
Net increase in net assets resulting from operations	$182,560,737	$66,494,486	$36,260,774

UBS Relationship Funds
Financial statements

Relationship Funds

UBS International Equity	UBS Small-Cap Equity	UBS U.S. Equity Alpha	UBS U.S. Large Cap Equity

$1,642,172	$1,377,952	$6,332,295	$1,067,131
16	—	609	—
566	10,201	6,398	1,914
—	36,334	—	—
(138,015)	—	(21,770)	(4,014)

1,504,739	1,424,487	6,317,532	1,065,031

90,000	90,000	90,000	90,000
54,117	51,455	103,387	40,004
80,643	72,184	73,169	67,143
5,575	5,536	5,627	5,627
21,500	26,800	37,000	22,400
2,942	10,038	19,882	3,617
—	—	1,824,866	—
31,760	22,811	24,951	21,859

286,537	278,824	2,178,882	250,650

(172,191)	(124,071)	(14,688)	(177,616)

114,346	154,753	2,164,194	73,034

1,390,393	1,269,734	4,153,338	991,997

245,462	34,725,002	25,401,044	6,681,556
—	—	—	—
—	—	—	—
—	—	(7,731,953)	—
—	—	—	—
694,503	—	—	—
28,325	—	—	—

968,290	34,725,002	17,669,091	6,681,556

2,774,451	6,964,990	11,058,038	639,808
—	—	—	—
—	—	(7,166,067)	—
—	—	—	—
(71,048)	—	—	—
9,476	—	—	—

2,712,879	6,964,990	3,891,971	639,808
3,681,169	41,689,992	21,561,062	7,321,364
$5,071,562	$42,959,726	$25,714,400	$8,313,361

See accompanying notes to financial statements.	137

UBS Relationship Funds
Financial statements

Statement of operations (continued)
Year ended December 31, 2010

	Relationship Funds

	UBS U.S. Large Cap Growth Equity	UBS Credit Bond	UBS Global Corporate Bond

Investment income:
Dividends	$1,121,006	$8,657	$—
Interest and other	—	27,250,714	14,275,920
Affiliated interest	2,914	8,787	6,205
Securities lending-net	669	—	—
Foreign tax withheld	(595)	(16,118)	(107,253)

Total income	1,123,994	27,252,040	14,174,872

Expenses:
Administration	90,000	90,000	90,000
Custodian and fund accounting	51,142	210,581	160,749
Professional services	67,143	77,774	43,906
Shareholder reports	5,511	5,614	5,465
Trustees	26,500	53,700	41,300
Insurance	6,066	37,252	14,192
Other	22,275	28,054	22,288

Total expenses	268,637	502,975	377,900

Expenses reimbursed by advisor	(122,408)	—	—

Net expenses	146,229	502,975	377,900

Net investment income	977,765	26,749,065	13,796,972

Net realized gain (loss) on:
Investments in unaffiliated issuers	20,705,214	26,748,931	6,837,789
Futures contracts	—	(3,292,202)	(2,587,273)
Swap agreements	—	(2,542,472)	229,488
Forward foreign currency contracts	—	—	7,653,388
Foreign currency transactions	—	18	(3,027,831)

Net realized gain (loss)	20,705,214	20,914,275	9,105,561

Change in net unrealized appreciation/depreciation on:
Investments	(4,526,338)	(2,133,664)	6,419,656
Futures contracts	—	(289,653)	360,466
Options written	—	437	—
Swap agreements	—	1,108,915	170,116
Forward foreign currency contracts	—	—	(5,540,130)
Translation of other assets and liabilities denominated in foreign currency	—	—	137,004

Change in net unrealized appreciation/depreciation	(4,526,338)	(1,313,965)	1,547,112
Net realized and unrealized gain (loss)	16,178,876	19,600,310	10,652,673
Net increase in net assets resulting from operations	$17,156,641	$46,349,375	$24,449,645

UBS Relationship Funds
Financial statements

Relationship Funds

UBS High Yield	UBS Opportunistic Emerging Markets Debt	UBS Cash Management Prime	UBS U.S. Treasury Inflation Protected Securities

$—	$—	$—	$—
36,146,761	2,313,767	1,349,429	452,656
19,415	4,679	—	754
—	—	—	—
(2,960)	—	—	—

36,163,216	2,318,446	1,349,429	453,410

90,000	90,000	90,000	90,000
144,162	93,764	78,429	40,217
74,543	80,306	81,822	67,108
5,601	5,524	6,163	5,426
44,600	20,200	55,200	19,340
21,996	1,211	24,959	701
26,362	22,851	12,282	20,873

407,264	313,856	348,855	243,665

—	(165,783)	(132,665)	(226,781)

407,264	148,073	216,190	16,884

35,755,952	2,170,373	1,133,239	436,526

22,950,861	1,259,879	(146)	364,492
—	—	—	(51,609)
—	552,245	—	15,316
—	363,039	—	7,521
—	110,690	—	(17,343)

22,950,861	2,285,853	(146)	318,377

(8,565,341)	764,229	—	368,678
—	—	—	(8,133)
—	6,695	—	—
—	(246,809)	—	(20,811)
—	(198,606)	—	—
—	2,066	—	—

(8,565,341)	327,575	—	339,734
14,385,520	2,613,428	(146)	658,111
$50,141,472	$4,783,801	$1,133,093	$1,094,637

See accompanying notes to financial statements.	139

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income	$18,916,703	$24,756,923	$7,240,199	$10,745,631
Net realized gain (loss)	123,170,421	(283,756,425)	91,444,210	(151,185)
Change in net unrealized appreciation/depreciation	40,473,613	782,512,978	(32,189,923)	264,604,164
Net increase in net assets from operations	182,560,737	523,513,476	66,494,486	275,198,610

Beneficial interest transactions:
Proceeds from shares sold	227,625,499	309,823,570	—	92,771,366
Transaction charges	—	—	1,422,038	2,152,395
Cost of shares redeemed	(654,262,801)	(637,421,587)	(189,601,611)	(193,203,023)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(426,637,302)	(327,598,017)	(188,179,573)	(98,279,262)

Increase (decrease) in net assets	(244,076,565)	195,915,459	(121,685,087)	176,919,348

Net assets, beginning of year	1,805,870,548	1,609,955,089	564,525,992	387,606,644

Net assets, end of year	$1,561,793,983	$1,805,870,548	$442,840,905	$564,525,992

Shares sold	7,047,410	11,763,475	—	3,300,930
Shares redeemed	(20,255,417)	(23,716,396)	(5,672,923)	(7,717,677)
Net increase (decrease) in shares outstanding	(13,208,007)	(11,952,921)	(5,672,923)	(4,416,747)

	UBS U.S. Equity Alpha Relationship Fund		UBS U.S. Large Cap Equity Relationship Fund

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income	$4,153,338	$3,589,721	$991,997	$993,632
Net realized gain (loss)	17,669,091	(37,003,515)	6,681,556	(13,550,143)
Change in net unrealized appreciation/depreciation	3,891,971	122,120,422	639,808	28,662,515
Net increase in net assets from operations	25,714,400	88,706,628	8,313,361	16,106,004

Beneficial interest transactions:
Proceeds from shares sold	1,951,137	74,981,880	7,547,000	4,300,000
Cost of shares redeemed	(39,788,662)	(78,059,759)	(20,733,366)	(26,122,915)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(37,837,525)	(3,077,879)	(13,186,366)	(21,822,915)

Increase (decrease) in net assets	(12,123,125)	85,628,749	(4,873,005)	(5,716,911)

Net assets, beginning of year	298,117,097	212,488,348	60,913,807	66,630,718

Net assets, end of year	$285,993,972	$298,117,097	$56,040,802	$60,913,807

Shares sold	192,022	8,921,474	430,313	365,032
Shares redeemed	(3,734,431)	(8,497,125)	(1,127,650)	(2,041,809)
Net increase (decrease) in shares outstanding	(3,542,409)	424,349	(697,337)	(1,676,777)

UBS Relationship Funds
Financial statements

UBS Global (ex-U.S.) All Cap Growth Relationship Fund		UBS International Equity Relationship Fund		UBS Small-Cap Equity Relationship Fund

Year ended December 31, 2010	Period ended December 31, 2009[1]	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

$6,683,188	$5,365,580	$1,390,393	$1,098,396	$1,269,734	$2,001,146
38,559,596	40,207,345	968,290	(12,286,604)	34,725,002	(46,737,329)
(8,982,010)	82,693,323	2,712,879	25,926,480	6,964,990	107,819,859
36,260,774	128,266,248	5,071,562	14,738,272	42,959,726	63,083,676

13,600,000	481,700,020	500,000	2,200,000	2,304,511	15,600,000
—	—	—	—	—	—
(112,100,000)	(96,000,000)	(6,037,937)	(9,483,000)	(61,189,310)	(138,852,081)

(98,500,000)	385,700,020	(5,537,937)	(7,283,000)	(58,884,799)	(123,252,081)

(62,239,226)	513,966,268	(466,375)	7,455,272	(15,925,073)	(60,168,405)

513,966,268	—	49,981,075	42,525,803	142,525,907	202,694,312

$451,727,042	$513,966,268	$49,514,700	$49,981,075	$126,600,834	$142,525,907

988,637	46,256,044	28,007	167,964	54,497	503,520
(8,343,483)	(7,565,049)	(337,798)	(780,383)	(1,318,906)	(4,359,191)
(7,354,846)	38,690,995	(309,791)	(612,419)	(1,264,409)	(3,855,671)

UBS U.S. Large Cap Growth Equity Relationship Fund		UBS Credit Bond Relationship Fund		UBS Global Corporate Bond Relationship Fund

Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Period ended December 31, 2009[2]

$977,765	$827,359	$26,749,065	$22,595,197	$13,796,972	$2,375,604
20,705,214	(9,218,394)	20,914,275	2,361,805	9,105,561	(3,238,332)
(4,526,338)	44,270,746	(1,313,965)	42,114,469	1,547,112	3,290,669
17,156,641	35,879,711	46,349,375	67,071,471	24,449,645	2,427,941

3,050,000	22,000,000	87,425,000	502,075,000	143,486,000	255,000,020
(50,008,960)	(8,449,594)	(288,394,386)	(233,724,820)	(193,400,000)	—

(46,958,960)	13,550,406	(200,969,386)	268,350,180	(49,914,000)	255,000,020

(29,802,319)	49,430,117	(154,620,011)	335,421,651	(25,464,355)	257,427,961

130,904,291	81,474,174	562,335,544	226,913,893	257,427,961	—

$101,101,972	$130,904,291	$407,715,533	$562,335,544	$231,963,606	$257,427,961

276,684	1,968,628	6,497,499	43,087,509	13,773,675	25,465,461
(4,002,847)	(1,129,723)	(21,082,177)	(19,983,675)	(17,880,889)	—
(3,726,163)	838,905	(14,584,678)	23,103,834	(4,107,214)	25,465,461

[1]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
[2]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to financial statements.	141

UBS Relationship Funds
Financial statements

Statement of changes in net assets (cont’d)

	UBS High Yield Relationship Fund		UBS Opportunistic Emerging Markets Debt Relationship Fund

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31 200

Operations:
Net investment income	$35,755,952	$43,781,934	$2,170,373	$1,912,105
Net realized gain (loss)	22,950,861	(88,763,360)	2,285,853	(7,155,086)
Change in net unrealized appreciation/depreciation	(8,565,341)	167,246,124	327,575	14,388,440
Net increase in net assets from operations	50,141,472	122,264,698	4,783,801	9,145,459

Beneficial interest transactions:
Proceeds from shares sold	165,850,000	146,675,000	3,000,000	21,000,000
Cost of shares redeemed	(153,575,000)	(384,353,076)	(17,800,000)	(12,219,403)
Net increase (decrease) in net assets resulting from beneficial interest transactions	12,275,000	(237,678,076)	(14,800,000)	8,780,597

Increase (decrease) in net assets	62,416,472	(115,413,378)	(10,016,199)	17,926,056

Net assets, beginning of year	344,046,156	459,459,534	35,542,572	17,616,516

Net assets, end of year	$406,462,628	$344,046,156	$25,526,373	$35,542,572

Shares sold	6,674,853	7,363,616	184,736	1,536,525
Shares redeemed	(6,187,074)	(20,157,403)	(1,208,204)	(1,013,332)
Net increase (decrease) in shares outstanding	487,779	(12,793,787)	(1,023,468)	523,193

	UBS Cash Management Prime Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income	$1,133,239	$3,119,806	$436,526	$149,926
Net realized gain (loss)	(146)	79,062	318,377	825,105
Change in net unrealized appreciation/depreciation	—	—	339,734	804,228
Net increase in net assets from operations	1,133,093	3,198,868	1,094,637	1,779,259

Distributions to shareholders:
Distributions from net investment income	(1,133,239)	(3,119,806)	—	—

Beneficial interest transactions:
Proceeds from shares sold	4,303,431,460	6,384,123,442	54,250,000	11,000,000
Shares issued on reinvestment of dividends and distributions	198,136	454,387	—	—
Cost of shares redeemed	(4,364,991,966)	(6,104,452,579)	(1,483,749)	(29,877,264)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(61,362,370)	280,125,250	52,766,251	(18,877,264)

Increase (decrease) in net assets	(61,362,516)	280,204,312	53,860,888	(17,098,005)

Net assets, beginning of year	681,160,140	400,955,828	11,985,411	29,083,416

Net assets, end of year	$619,797,624	$681,160,140	$65,846,299	$11,985,411

Shares sold	4,303,431,460	6,384,123,442	4,229,801	971,427
Shares issued on distributions reinvested	198,136	454,387	—	—
Shares redeemed	(4,364,991,966)	(6,104,452,579)	(121,443)	(2,643,381)
Net increase (decrease) in shares outstanding	(61,362,370)	280,125,250	4,108,358	(1,671,954)

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Global Securities Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$31.3448	$23.1428	$35.6852	$33.7695	$29.3766

Income (loss) from investment operations:
Net investment income[1]	0.3758	0.3844	0.7175	0.7666	0.7303
Net realized and unrealized gain (loss)	3.4509	7.8176	(13.2599)	1.1491	3.6626

Total income from investment operations	3.8267	8.2020	(12.5424)	1.9157	4.3929

Net asset value, end of year	$35.1715	$31.3448	$23.1428	$35.6852	$33.7695

Total investment return[2]	12.21%	35.44%	(35.14)%	5.67%	14.96%

Ratios/supplemental data:
Net assets end of year (000’s)	$1,561,794	$1,805,871	$1,609,955	$3,115,087	$2,923,555

Ratio of expenses to average net assets	0.0641%	0.0598%	0.0502%	0.0731%	0.1172%
Ratio of net investment income to average net assets	1.18%	1.49%	2.30%	2.17%	2.34%
Portfolio turnover rate	78%	127%	112%	96%	69%

	Year ended December 31,

UBS Emerging Markets Equity Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$33.6580	$18.2927	$40.3128	$28.3071	$21.7887

Income (loss) from investment operations:
Net investment income[1]	0.5415	0.5743	0.5445	0.5993	0.4260
Net realized and unrealized gain (loss)	5.5917	14.6760	(22.9145)	11.0820	6.0924

Total income from investment operations	6.1332	15.2503	(22.3700)	11.6813	6.5184

Transaction charges	0.1063	0.1150	0.3499	0.3244	—

Net asset value, end of year	$39.8975	$33.6580	$18.2927	$40.3128	$28.3071

Total investment return[2]	18.55%	83.98%	(54.64)%	42.48%	29.91%

Ratios/supplemental data:
Net assets end of year (000’s)	$442,841	$564,526	$387,607	$282,914	$915,881

Ratio of expenses to average net assets	0.2840%	0.2536%	0.2370%	0.3019%	0.3205%
Ratio of net investment income to average net assets	1.57%	2.30%	2.02%	1.86%	1.73%
Portfolio turnover rate	28%	95%	72%	53%	56%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.	143

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	Year ended December 31, 2010	Period ended December 31, 2009[4]

Net asset value, beginning of year	$13.2839	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.1902	0.1288
Net realized and unrealized gain	0.9414	3.1551

Total income from investment operations	1.1316	3.2839

Net asset value, end of year	$14.4155	$13.2839

Total investment return[2]	8.52%	32.84%

Ratios/supplemental data:
Net assets end of year (000’s)	$451,727	$513,966

Ratio of expenses to average net assets	0.1413%	0.1242%[3]
Ratio of net investment income to average net assets	1.48%	1.57%[3]
Portfolio turnover rate	119%	82%

	Year ended December 31,

UBS International Equity Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$16.5673	$11.7174	$20.5870	$19.2528	$15.5025

Income (loss) from investment operations:
Net investment income[1]	0.4665	0.3365	0.5152	0.5388	0.3822
Net realized and unrealized gain (loss)	1.2571	4.5134	(9.3848)	0.7954	3.3681

Total income (loss) from investment operations	1.7236	4.8499	(8.8696)	1.3342	3.7503

Net asset value, end of year	$18.2909	$16.5673	$11.7174	$20.5870	$19.2528

Total investment return[2]	10.41%	41.39%	(43.08)%	6.93%	24.19%

Ratios/supplemental data:
Net assets end of year (000’s)	$49,515	$49,981	$42,526	$79,443	$918,065

Ratio of expenses to average net assets:
Before expense reimbursement	0.5851%	0.6964%	0.4233%	0.1675%	0.1393%
Net of expense reimbursement	0.2335%	0.1855%	0.1500%	0.1500%	0.1388%
Ratio of net investment income to average net assets	2.84%	2.53%	3.12%	2.67%	2.22%
Portfolio turnover rate	45%	67%	92%	38%	50%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Small-Cap Equity Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$40.5196	$27.4910	$46.8153	$46.9568	$41.0610

Income (loss) from investment operations:
Net investment income[1]	0.4530	0.3704	0.6115	0.7007	0.5946
Net realized and unrealized gain (loss)	15.2184	12.6582	(19.9358)	(0.8422)	5.3012

Total income (loss) from investment operations	15.6714	13.0286	(19.3243)	(0.1415)	5.8958

Net asset value, end of year	$56.1910	$40.5196	$27.4910	$46.8153	$46.9568

Total investment return[2]	38.66%	47.40%	(41.27)%	(0.31)%	14.36%

Ratios/supplemental data:
Net assets end of year (000’s)	$126,601	$142,526	$202,694	$526,732	$542,694

Ratio of expenses to average net assets:
Before expense reimbursement	0.2162%	0.1668%	0.0967%	0.0800%	0.1037%
Net of expense reimbursement	0.1200%	0.1200%	0.0967%	0.0800%	0.0995%
Ratio of net investment income to average net assets	0.98%	1.18%	1.53%	1.41%	1.37%
Portfolio turnover rate	85%	77%	92%	110%	95%

	Year ended December 31,

UBS U.S. Equity Alpha Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.3440	$7.4831	$12.6864	$12.4603	$10.5373

Income (loss) from investment operations:
Net investment income[1]	0.1530	0.1156	0.2165	0.2311	0.1839
Net realized and unrealized gain (loss)	0.8170	2.7453	(5.4198)	(0.0050)	1.7391

Total income (loss) from investment operations	0.9700	2.8609	(5.2033)	0.2261	1.9230

Net asset value, end of year	$11.3140	$10.3440	$7.4831	$12.6864	$12.4603

Total investment return[2]	9.38%	38.23%	(41.02)%	1.82%	18.26%

Ratios/supplemental data:
Net assets end of year (000’s)	$285,994	$298,117	$212,488	$814,560	$737,046

Ratio of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.7775%	0.9474%	0.6196%	0.4551%	0.5639%
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	0.7722%	0.9474%	0.6196%	0.4551%	0.5639%
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1211%	0.1202%	0.0779%	0.0792%	0.1365%
Ratio of net investment income to average net assets	1.48%	1.36%	1.99%	1.78%	1.63%
Portfolio turnover rate	56%	96%	89%	58%	63%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.	145

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS U.S. Large Cap Equity Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$17.0591	$12.6975	$21.1093	$20.7048	$17.9505

Income (loss) from investment operations:
Net investment income[1]	0.2858	0.2404	0.3738	0.3938	0.3192
Net realized and unrealized gain (loss)	2.1583	4.1212	(8.7856)	0.0107	2.4351

Total income (loss) from investment operations	2.4441	4.3616	(8.4118)	0.4045	2.7543

Net asset value, end of year	$19.5032	$17.0591	$12.6975	$21.1093	$20.7048

Total investment return[2]	14.33%	34.35%	(39.85)%	1.95%	15.35%

Ratios/supplemental data:
Net assets end of year (000’s)	$56,041	$60,914	$66,631	$467,332	$453,423

Ratio of expenses to average net assets:
Before expense reimbursement	0.4118%	0.4281%	0.1069%	0.0871%	0.0997%
Net of expense reimbursement	0.1200%	0.1200%	0.1069%	0.0871%	0.0987%
Ratio of net investment income to average net assets	1.63%	1.74%	2.00%	1.82%	1.71%
Portfolio turnover rate	63%	56%	63%	39%	88%

	Year ended December 31,

UBS U.S. Large Cap Growth Equity Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.6235	$7.8167	$12.8740	$10.9358	$10.3549

Income (loss) from investment operations:
Net investment income[1]	0.0940	0.0859	0.0937	0.1110	0.1053
Net realized and unrealized gain (loss)	1.6986	3.7209	(5.1510)	1.8272	0.4756

Total income (loss) from investment operations	1.7926	3.8068	(5.0573)	1.9382	0.5809

Net asset value, end of year	$13.4161	$11.6235	$7.8167	$12.8740	$10.9358

Total investment return[2]	15.42%	48.70%	(39.28)%	17.72%	5.61%

Ratios/supplemental data:
Net assets end of year (000’s)	$101,102	$130,904	$81,474	$421,703	$195,945

Ratio of expenses to average net assets:
Before expense reimbursement	0.2205%	0.2720%	0.1055%	0.0903%	0.1207%
Net ofexpense reimbursement	0.1200%	0.1200%	0.1055%	0.0903%	0.1200%
Ratio of net investment income to average net assets	0.80%	0.93%	0.81%	0.92%	1.02%
Portfolio turnover rate	90%	70%	84%	84%	81%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

146

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,

UBS Credit Bond Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.9701	$11.2043	$12.1425	$11.7609	$11.1079

Income (loss) from investment operations:
Net investment income[1]	0.7259	0.6692	0.8683	0.7432	0.6463
Net realized and unrealized gain (loss)	0.4748	1.0966	(1.8065)	(0.3616)	0.0067

Total income (loss) from investment operations	1.2007	1.7658	(0.9382)	0.3816	0.6530

Net asset value, end of year	$14.1708	$12.9701	$11.2043	$12.1425	$11.7609

Total investment return[2]	9.26%	15.73%	(7.70)%	3.25%	5.88%

Ratios/supplemental data:
Net assets end of year (000’s)	$407,716	$562,336	$226,914	$680,169	$447,861

Ratio of expenses to average net assets:
Before expense reimbursement	0.0999%	0.1012%	0.0856%	0.0685%	0.1000%
Net of expense reimbursement	0.0999%	0.1000%	0.0856%	0.0685%	0.1000%
Ratio of net investment income to average net assets	5.31%	5.50%	7.28%	6.21%	5.71%
Portfolio turnover rate	90%	188%	95%	56%	39%

	Year ended	Period ended
UBS Global Corporate Bond Relationship Fund	December 31, 2010	December 31, 2009[3]

Net asset value, beginning of year	$10.1089	$10.0000

Income from investment operations:
Net investment income[1]	0.4721	0.1007
Net realized and unrealized gain	0.2796	0.0082

Total income from investment operations	0.7517	0.1089

Net asset value, end of year	$10.8606	$10.1089

Total investment return[2]	7.44%	1.09%

Ratios/supplemental data:
Net assets end of year (000’s)	$231,964	$257,428

Ratio of expenses to average net assets:
Before expense reimbursement	0.1218%	0.2362%[4]
Net of expense reimbursement	0.1218%	0.2000%[4]
Ratio of net investment income to average net assets	4.45%	3.93%[4]
Portfolio turnover rate	95%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.	147

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,

UBS High Yield Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$23.1844	$16.6270	$21.7449	$21.1527	$19.0710

Income (loss) from investment operations:
Net investment income[1]	2.2978	2.1980	1.6945	1.5451	1.7459
Net realized and unrealized gain (loss)	1.0366	4.3594	(6.8124)	(0.9529)	0.3358

Total income (loss) from investment operations	3.3344	6.5574	(5.1179)	0.5922	2.0817

Net asset value, end of year	$26.5188	$23.1844	$16.6270	$21.7449	$21.1527

Total investment return[2]	14.44%	39.17%	(23.41)%	2.77%	10.92%

Ratios/supplemental data:
Net assets end of year (000’s)	$406,463	$344,046	$459,460	$396,880	$127,319

Ratio of expenses to average net assets:
Before expense reimbursement	0.1057%	0.1053%	0.0812%	0.0869%	0.1361%
Net of expense reimbursement	0.1057%	0.1053%	0.0812%	0.0869%	0.1162%
Ratio of net investment income to average net assets	9.28%	11.57%	8.45%	7.12%	8.68%
Portfolio turnover rate	73%	126%	84%	70%	43%

					Period
	Year ended December 31,				ended
					December 31,
UBS Opportunistic Emerging Markets Debt Relationship Fund	2010	2009	2008	2007	2006[3]

Net asset value, beginning of year	$13.8811	$8.6470	$11.9738	$10.9901	$10.0000

Income (loss) from investment operations:
Net investment income[1]	1.1031	1.0605	1.2614	0.8397	0.4086
Net realized and unrealized gain (loss)	1.6234	4.1736	(4.5882)	0.1440	0.5815

Total income (loss) from investment operations	2.7265	5.2341	(3.3268)	0.9837	0.9901

Net asset value, end of year	$16.6076	$13.8811	$8.6470	$11.9738	$10.9901

Total investment return[2]	19.61%	60.82%	(27.91)%	8.92%	9.90%

Ratios/supplemental data:
Net assets end of year (000’s)	$25,526	$35,543	$17,617	$95,608	$64,776

Ratio of expenses to average net assets:
Before expense reimbursement	1.0598%	1.3068%	0.5194%	0.3077%	0.4999%[4]
Net of expense reimbursement	0.5000%	0.5000%	0.5000%	0.3077%	0.4999%[4]
Ratio of net investment income to average net assets	7.33%	8.68%	10.83%	7.18%	6.72%[4]
Portfolio turnover rate	72%	179%	15%	65%	68%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period May 31, 2006 (commencement of operations) to December 31, 2006.
[4]	Annualized.

148

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,

UBS Cash Management Prime Relationship Fund	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	0.002	0.005	0.026	0.052	0.050

Distributions from:
Net investment income	(0.002)	(0.005)	(0.026)	(0.052)	(0.050)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.21%	0.57%	2.71%	5.34%	5.13%

Ratios/supplemental data:
Net assets end of year (000’s)	$619,798	$681,160	$400,956	$736,044	$607,583

Ratio of expenses to average net assets:
Before expense reimbursement	0.0645%	0.0763%	0.0533%	0.0264%	0.0256%
Net of expense reimbursement	0.0400%	0.0314%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	0.21%	0.55%	2.80%	5.21%	4.96%

				Period
	Year ended December 31,			ended
				December 31,
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	2010	2009	2008	2007[3]

Net asset value, beginning of year	$12.0337	$10.9011	$10.7690	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.3256	0.0902	0.3295	0.1763
Net realized and unrealized gain (loss)	0.5407	1.0424	(0.1974)	0.5927

Total income from investment operations	0.8663	1.1326	0.1321	0.7690

Net asset value, end of year	$12.9000	$12.0337	$10.9011	$10.7690

Total investment return[2]	7.18%	10.39%	1.23%	7.69%

Ratios/supplemental data:
Net assets end of year (000’s)	$65,846	$11,985	$29,083	$5,385

Ratio of expenses to average net assets:
Before expense reimbursement	1.4431%	1.2938%	1.3381%	4.7333%[4]
Net of expense reimbursement	0.1000%	0.0755%	0.0475%	0.0475%[4]
Ratio of net investment income to average net assets	2.59%	0.80%	3.00%	3.92%[4]
Portfolio turnover rate	307%	337%	418%	31%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the distributions or redemption of Fund shares.
[3]	For the period July 27, 2007 (commencement of operations) to December 31, 2007.
[4]	Annualized.

See accompanying notes to financial statements.	149

UBS Relationship Funds
Notes to financial statements

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Credit Bond Relationship Fund (formerly UBS Corporate Bond Relationship Fund), UBS Global Corporate Bond Relationship Fund (formerly UBS Global Aggregate Bond Relationship Fund), UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued

UBS Relationship Funds
Notes to financial statements

at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities and instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities and instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities and instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 at reporting periods.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ adoption of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

UBS Relationship Funds
Notes to financial statements

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of the remaining portion of ASU No. 2010-06 may have on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the year ended December 31, 2010. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

UBS Relationship Funds
Notes to financial statements

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2010 is as follows:

UBS Global Securities Relationship Fund

Asset derivatives

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Forward contracts[1]	$—	$—	$9,271,656	$9,271,656

Futures contracts[2]	746,820	1,779,883	—	2,526,703

Total value	$746,820	$1,779,883	$9,271,656	$11,798,359

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Forward contracts[1]	$—	$—	$(1,893,040)	$(1,893,040)

Futures contracts[2]	(120,941)	(2,319,208)	—	(2,440,149)

Total value	$(120,941)	$(2,319,208)	$(1,893,040)	$(4,333,189)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended December 31, 2010, were as follows:

	Interest			Foreign
	rate risk	Equity risk	Credit risk	exchange risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$—	$16,571,716	$16,571,716

Futures contracts	(622,380)	(2,709,600)	—	—	(3,331,980)

Swap agreements	178,608	—	13,119	—	191,727

Total net realized gain (loss)	$(443,772)	$(2,709,600)	$13,119	$16,571,716	$13,431,463

Net change in unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$—	$11,751,405	$11,751,405

Futures contracts	3,107,103	(1,853,699)	—	—	1,253,404

Swap agreements	(178,479)	—	—	—	(178,479)

Total net change in unrealized
appreciation/depreciation	$2,928,624	$(1,853,699)	$—	$11,751,405	$12,826,330

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, forward foreign currency contracts and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, forward foreign currency contracts and swap agreements.

UBS Relationship Funds
Notes to financial statements

	UBS Credit Bond Relationship Fund

	Asset derivatives

	Interest
	rate risk	Credit risk	Total

Futures contracts[1]	$931,640	$—	$931,640

Swap agreements[2]	392,346	489,619	881,965

Total value	$1,323,986	$489,619	$1,813,605

[1]	Includes cumulative appreciation of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.
[2]	Statement of assets and liabilities location: Swap agreements, at value.

Liability derivatives

	Interest
	rate risk	Credit risk	Total

Futures contracts[1]	$(360,966)	$—	$(360,966)

Options written[2]	—	(18,463)	(18,463)

Swap agreements[3]	—	(177,767)	(177,767)

Total value	$(360,966)	$(196,230)	$(557,196)

[1]	Includes cumulative depreciation of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.
[2]	Statement of assets and liabilities: Options written, at value.
[3]	Statement of assets and liabilities location: Swap agreements, at value.

Activities in derivative instruments during the year ended December 31, 2010, were as follows:

	Interest
	rate risk	Credit risk	Total

Net realizedloss [1]

Futures contracts	$(3,292,202)	$—	$(3,292,202)

Swap agreements	(1,976,219)	(566,253)	(2,542,472)

Total net realized loss	$(5,268,421)	$ (566,253)	$(5,834,674)

Net change in unrealized
appreciation/depreciation[2]
Futures contracts	$(289,653)	—	$(289,653)

Swap agreements	(5,808)	$1,114,723	1,108,915

Options written	—	437	437

Total net change in unrealized appreciation/depreciation	$(295,461)	$1,115,160	$819,699

[1]	Statement of operations location: Net realized gain (loss) from futures contracts and swap agreements.
[2]	Statement of operations location: Net change in unrealized appreciation/depreciation on futures contracts, swap agreements and options written.

UBS Relationship Funds
Notes to financial statements

UBS Global Corporate Bond Relationship Fund

Asset derivatives

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$—	$433,546	$433,546

Futures contracts[2]	772,823	—	—	772,823

Swap agreements[1]	—	485,805	—	485,805

Total value	$772,823	$485,805	$433,546	$1,692,174

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and Outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$—	$(1,121,549)	$(1,121,549)

Futures contracts[2]	(135,271)	—	—	(135,271)

Swap agreements[1]	—	(478,879)	—	(478,879)

Total value	$(135,271)	$(478,879)	$(1,121,549)	$(1,735,699)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and Outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended December 31, 2010, were as follows:

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$7,653,388	$7,653,388

Futures contracts	(2,587,273)	—	—	(2,587,273)

Swap agreements	—	229,488	—	229,488

Total net realized gain (loss)	$(2,587,273)	$229,488	$7,653,388	$5,295,603

Net change in unrealized
appreciation/depreciation[2]

Forward contracts	$—	$—	$(5,540,130)	$(5,540,130)

Futures contracts	360,466	—	—	360,466

Swap agreements	—	170,116	—	170,116

Total net change in unrealized
appreciation/depreciation	$360,466	$170,116	$(5,540,130)	$(5,009,548)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements

UBS Opportunistic Emerging Markets Debt Relationship Fund

Asset derivatives

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$—	$132,481	$132,481

Options purchased[1]	—	—	23,109	23,109

Swap agreements[1]	34,380	298,395	—	332,775

Total value	$34,380	$298,395	$155,590	$488,365

[1]	Statement of assets and liabilities location: Investments in securities of unaffiliated issuers, Outstanding swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

	Liability derivatives

	Foreign
	exchange risk	Total

Forward contracts[1]	$(335,103)	$(335,103)

Options written[1]	(12,469)	(12,469)

Total value	$(347,572)	$(347,572)

[1]	Statement of assets and liabilities location: Options written, at value and Unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the year ended December 31, 2010, were as follows:

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Net realized gain[1]

Forward contracts	$—	$—	$363,039	$363,039

Swap agreements	42,117	510,128	—	552,245

Total net realized gain	$42,117	$510,128	$363,039	$915,284

Net change in unrealized
appreciation/depreciation[2]

Forward contracts	$—	$—	$(198,606)	$(198,606)

Options purchased[3]	—	—	(568)	(568)

Options written	—	—	6,695	6,695

Swap agreements	48,344	(295,153)	—	(246,809)

Total net change in unrealized
appreciation/depreciation	$48,344	$(295,153)	$(192,479)	$(439,288)

[1]	Statement of operations location: Net realized gain (loss) on swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements, options written, and forward foreign currency contracts.
[3]	Realized and unrealized gain/(loss) is included in net realized gain/(loss) from investments and net change in unrealized appreciation/depreciation from investments

UBS Relationship Funds
Notes to financial statements

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

	Liability derivatives

	Interest rate risk	Total

Futures contracts[1]	$(8,847)	$(8,847)

Swap agreements[2]	(20,811)	(20,811)

Total value	$(29,658)	$(29,658)

[1]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

Activities in derivative instruments during the year ended December 31, 2010, were as follows:

	Interest	Foreign
	rate risk	exchange risk	Total

Net realized gain (loss)[1]
Forward contracts	$—	$7,521	$7,521

Futures contracts	(51,609)	—	(51,609)

Swap agreements	15,316	—	15,316

Total net realized gain (loss)	$(36,293)	$7,521	$(28,772)

Net change in unrealized appreciation/depreciation[2]
Futures contracts	$(8,133)	$—	$(8,133)

Swap agreements	(20,811)	—	(20,811)

Total net change in unrealized appreciation/depreciation	$(28,944)	$—	$(28,944)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, forward foreign currency contracts and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and swap agreements.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in

UBS Relationship Funds
Notes to financial statements

foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts in an attempt to enhance overall total return or to gain exposure to certain markets. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the utilization of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance the Funds’ overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an

UBS Relationship Funds
Notes to financial statements

amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2010, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation

UBS Relationship Funds
Notes to financial statements

with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by the price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written

UBS Relationship Funds
Notes to financial statements

is exercised, the Fund recognizes a realized gain or loss (long-term or short term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate and equity risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable or other corporate actions on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

UBS Relationship Funds
Notes to financial statements

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2010, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains/(losses) on investment activities:

Fund	Amount

UBS Global Securities Relationship Fund	$28,656
UBS Small-Cap Equity Relationship Fund	4,683
UBS U.S. Equity Alpha Relationship Fund	47,665
UBS U.S. Large Cap Equity Relationship Fund	10,466

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75%

UBS Relationship Funds
Notes to financial statements

of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,422,038 and $2,152,395 for the years ended December 31, 2010 and December 31, 2009, respectively.

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Credit Bond Relationship Fund	0.1000
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

The Board of Directors approved revised voluntary limits to total operating expenses for the UBS International Equity Relationship Fund and the UBS U.S. Equity Alpha Relationship Fund from 0.2000%, and 0.4000%, respectively, to the levels noted in the table above and below, respectively. These changes were effective April 30, 2010.

The Advisor has voluntarily agreed to reimburse the UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2010, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$15,598
UBS Small-Cap Equity Relationship Fund	15,010
UBS U.S. Equity Alpha Relationship Fund	2,940
UBS U.S. Large Cap Equity Relationship Fund	16,259
UBS U.S. Large Cap Growth Equity Relationship Fund	13,656
UBS Opportunistic Emerging Markets Debt Relationship Fund	20,828
UBS Cash Management Prime Relationship Fund	20,103
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	31,746

UBS Relationship Funds
Notes to financial statements

During the year ended December 31, 2010, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$172,191
UBS Small-Cap Equity Relationship Fund	124,071
UBS U.S. Equity Alpha Relationship Fund	14,688
UBS U.S. Large Cap Equity Relationship Fund	177,616
UBS U.S. Large Cap Growth Equity Relationship Fund	122,408
UBS Opportunistic Emerging Markets Debt Relationship Fund	165,783
UBS Cash Management Prime Relationship Fund	132,665
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	226,781

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the year ended December 31, 2010 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2010 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private money market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2010 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2010, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$8,287
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	22,752
UBS Small-Cap Equity Relationship Fund	4,908
UBS U.S. Equity Alpha Relationship Fund	2,315
UBS U.S. Large Cap Equity Relationship Fund	283
UBS U.S. Large Cap Growth Equity Relationship Fund	2,602

UBS Relationship Funds
Notes to financial statements

3. Securities lending
 Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in the Portfolio(s)of investments. In addition, UBS Global Securities Relationship Fund received US Government Agency Securities as collateral amounting to $68,997,199, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2010, were as follows:

		Market value of	Market value of
	Market value of	collateral	investments of
	securities	received from	cash collateral
Fund	loaned	securities loaned	received

UBS Global Securities Relationship Fund	$85,251,930	$87,197,820	$18,200,621
UBS Small-Cap Equity Relationship Fund	4,457,713	4,577,175	4,577,175
UBS U.S. Large Cap Growth Equity Relationship Fund	1,169,940	1,215,500	1,215,500

4. Purchases and sales of securities
 For the year ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$600,222,737	$995,481,033
UBS Emerging Markets Equity Relationship Fund	126,684,235	304,317,276
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	523,858,352	617,005,130
UBS International Equity Relationship Fund	21,242,490	23,047,882
UBS Small-Cap Equity Relationship Fund	104,140,983	159,321,887
UBS U.S. Equity Alpha Relationship Fund	228,235,672	261,357,734
UBS U.S. Large Cap Equity Relationship Fund	37,370,276	50,076,155
UBS U.S. Large Cap Growth Equity Relationship Fund	106,296,780	151,235,547
UBS Credit Bond Relationship Fund	222,316,747	393,068,843
UBS Global Corporate Bond Relationship Fund	280,486,867	309,861,877
UBS High Yield Relationship Fund	308,772,186	268,790,880
UBS Opportunistic Emerging Market Debt Relationship Fund	19,008,636	31,678,511
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	56,672,224	4,076,737

UBS Relationship Funds
Notes to financial statements

For the year ended December 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$574,714,054	$603,526,467
UBS Credit Bond Relationship Fund	224,384,062	231,232,118
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	53,476,054	53,508,253

5. Federal income taxes
 The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the year ended December 31, 2010, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
 For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds
 We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2010, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, the UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
 You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Trustee & Officer information (unaudited)

Trustee & Officer information (unaudited)
The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-Interested Trustees:		Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)	Number of portfolios in fund complex	Other directorships held
Name, address, and age	the Trust	time served	during past 5 years	overseen by trustee	by trustee

Adela Cepeda; 52 A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 66 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

UBS Relationship Funds
Trustee & Officer information (unaudited)

Non-Interested Trustees: (concluded)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)	Number of portfolios in fund complex	Other directorships held
Name, address, and age	the Trust	time served	during past 5 years	overseen by trustee	by trustee

Abbie J. Smith; 57 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting, Graduate School of Business, in the University of Chicago Booth School of Business (since 1980). In addition Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (2001–2002).	Ms. Smith is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager	Ms. Smith is a director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management) (since 2003). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds Complex (88 portfolios).

J. Mikesell Thomas; 59 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since 2008), President and CEO of First Chicago Bancorp. (Since 2008) and CEO of First Chicago Bank and Trust (Since 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to 2008). Mr. Thomas was an independent financial advisor (2001–2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University Health Systems. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to July 2010) and First Chicago Bank & Trust (from 2008 to July 2010).

Interested Trustee:
Shawn Lytle*[2]; 40	Interested Trustee	Since February 2011	Mr. Lytle is a Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since April 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS Relationship Funds
Trustee & Officer information (unaudited)

Officers:
Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s) during past 5 years; number of
Name, address, and age	the Trust	time served	portfolios in fund complex for which person serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004).Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996.Mr. Carver is president of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from 2001 to 2004. He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Relationship Funds
Trustee & Officer information (unaudited)

Officers: (continued)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s) during past 5 years; number of
Name, address, and age	the Trust	time served	portfolios in fund complex for which person serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel from 2003 to 2005 and assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberwe is Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer and Chief (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Compliance Global AM—Americas region, he was assistant general counsel at Officer JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was and Assistant an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Relationship Funds
Trustee & Officer information (unaudited)

Officers: (concluded)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s) during past 5 years; number of
Name, address, and age	the Trust	time served	portfolios in fund complex for which person serves as officer

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. eller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $474,700 and $609,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $20,000 and $20,000 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2010 and 2009 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $146,250 and $200,875, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2010 and December 31, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

	(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

	(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

	(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on- going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the deminimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by E&Y of $1,197,904 and $1,921,044 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009
Covered Services	$166,250	$220,875
Non-Covered Services	$1,031,654	$1,700,169

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 11, 2011

Exhibit EX-99.CERT

Certifications

I, Mark E. Carver, President of UBS Relationship Funds, certify that:

1.	I have reviewed this report on Form N-CSR of UBS Relationship Funds;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements, for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant ’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

I, Thomas Disbrow, Treasurer and Principal Accounting Officer of UBS Relationship Funds, certify that:

1.	I have reviewed this report on Form N-CSR of UBS Relationship Funds;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements, for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal half year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 11, 2011

Exhibit EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the attached report of UBS Relationship Funds (the “Registrant”) on Form N-CSR (the “Report”), each of the undersigned officers of the Registrant does hereby certify that, to the best of such officer’s knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended;

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

Dated:	March 11, 2011

By:	/s/ Mark E. Carver
Mark E. Carver
President

Dated:	March 11, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.